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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01355

The Alger Funds
(Exact name of registrant as specified in charter)

360 Park Avenue South New York, New York			10010
(Address of principal executive offices)			(Zip code)

Mr. Hal Liebes Fred Alger Management, Inc. 360 Park Avenue South New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-806-8800

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2013

ITEM 1.  REPORT(S) TO STOCKHOLDERS.

The Alger Funds

SEMI-ANNUAL REPORT
April 30, 2013
(Unaudited)

Table of Contents

THE ALGER FUNDS

Shareholders’ Letter	1

Fund Highlights	13

Portfolio Summary	21

Schedules of Investments	22

Statements of Assets and Liabilities	66

Statements of Operations	70

Statements of Changes in Net Assets	72

Financial Highlights	76

Notes to Financial Statements	106

Additional Information	130

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Shareholders’ Letter	May 20, 2013

Dear Shareholders,

Investing with Markets at Record High Levels

Equity markets have strong potential for generating attractive returns

As the S&P 500 Index climbed to record levels during the six-month period ended April 30, 2013, some investors grew convinced that a painful correction or bear market was unavoidable. After all, record high index levels in 2000 and 2007 were promptly followed by substantial bear markets and in recent years markets have often suffered from spring corrections. Yet after reaching an all time high level of 1579.58 on April 23, the S&P 500 continued to advance and closed the reporting period at 1593.58, which represented a 14.44% return for the period. While markets certainly don’t go up in a constant line, we see strong reasons and fundamental support for our view that, today, economic conditions, corporate fundamentals, and investor psychology can drive market performance upward in the near term and over the next few years.

Market Overview

During the six-month reporting period, concerns over U.S. fiscal policy, sluggish economic growth, and the euro-zone debt crisis continued to weigh upon investors. In November and December, cynicism over Beltway gridlock continued to grow as Congress and the White House failed to avert the “fiscal cliff,” or the combination of sequestration, or spending cuts, and tax hikes that many investors fear could dampen already modest economic growth. In late November, however, Federal Reserve Chairman Ben Bernanke said Fed policy will remain accommodative until the U.S. economy becomes more stable, which ignited a three-week rally. Nevertheless, market volatility and euro-zone fears resurfaced after the Republic of Cyprus said it would impose a levy on bank deposits to qualify for bailout funds. Italy’s long struggle with forming a coalition government also provoked investor angst. As has often been the case in recent years, investor skepticism about the U.S. economy and its recovery remained very high and very wrong until recently moderating. Despite weaknesses in some broad economic gauges—GDP growth fell to only 0.4% for the fourth quarter—many indicators suggest to us that the U.S. economy is outperforming its global peers. The real estate market continues to strengthen, and recently consumer sentiment, and thus consumer spending, has begun to reflect the impact of improving home values on personal wealth. Similarly, in February, unemployment dropped to 7.7%—the lowest level since December of 2008—and we see further improvement in the coming months. We’ve noted in a number of prior shareholder letters that the unemployment numbers are deceptive. The unemployment rate for college graduates, for example, is below 4.5%, which illustrates that this category of workers has been experiencing a substantially better job market than non-graduates.

Addressing Market Fears

Economic factors and corporate fundamentals during the five-year periods leading to the 2000 and 2007 market peaks were substantially different than the drivers behind the current bull market. Thus, while normal corrections to this current bull market should and will occur, we believe markets are firmly in an upward trend and that corrections will be attractive buying opportunities. Near term corrections, in our view, are likely to be shallow, unlike the severe volatility of recent years and the bear markets following 2000 and 2007. The last two market cycles, unlike the current bull market, occurred during long periods of substantial economic growth in which retail investors were highly enthusiastic about equities. In comparison, the current bull market is being driven, in our opinion, primarily by corporate fundamentals as economic growth has been weak while risk-averse retail investors have been fleeing stocks for the better part of five years.

Understanding the 2000 Market Peak

During the dot-com era, which ran from 1995 to 2000, information technology, including desktop computers, Microsoft business applications, and the Internet, pushed GDP growth up 34.0%. Within that period, the seasonally adjusted unemployment rate dropped from 5.8% to 4.0% from April 1995 to the March 2000 market peak. Optimism among consumers, corporations, and retail investors surged, thanks to strong equity market gains and home values increasing 33% during the five-year period, according to the S&P/Case-Shiller Home Price Index 10-City Composite.

From 1995 to 2000, Corporate America increased capital expenditures from 8.2% of GDP to 9.5%. By late 2000, the rate reached 9.6%, which is a level that has yet to be repeated. Spending on non-residential real estate also surged, increasing from an annualized rate of $186 billion in the first quarter of 1996 to $260 billion in the first quarter of 2000, according to J.P. Morgan. Retail investors weren’t immune from the prevalent optimism. During the five-year period, they plowed $795.1 billion into Sector Stock and U.S. Stock Morningstar fund categories. By the 2000 market peak, the two categories collectively represented 50% of retail investor assets in mutual funds. Yet, corporate fundamentals, including cash flow, weakened(1). During the dot-com era, the free cash flow yield for large cap corporations declined from 3.40% to only 1.46%, according to Empirical Research Partners. U.S. public companies’ cash and short-term investments as a share of market capitalization also deteriorated, falling from nearly 10.15% in 1995 to 6.93% in 2000 and the S&P 500 price-to-earnings ratio soared from 15.60 to 27.20.  Investors’ eventual realization that corporate cash flow was weak, that many dot-com companies were burning through capital at an unsustainable rate, and that economic expansion wasn’t sustainable eventually led to the market decline in 2000.

Understanding the 2007 Market Peak

During the five years leading to October of 2007, GDP surged upward 31.0%, while unemployment dropped considerably from 6.3% in June of 2003 to 4.7% by the end of the period. Much like during the dot-com era, consumer wealth and consumer spending benefited from the raging bull market and from home values increasing approximately 45%, according to the S&P/Case-Shiller Home Price Index 20-City Composite. During four consecutive years starting in 2003, annual wealth creation ranged from $5.1 trillion to $2.5 trillion, according to J.P. Morgan estimates. In the business world, optimism was strong and corporations increased capital expenditures as a percentage of GDP from 7.5% in early 2004 to 7.9% in 2007. Spending on non-residential real estate during the

(1) Free cash flow is cash generated from a company’s operations that remains after capital expenditures and operating expenses. It allows companies to invest for future growth, pay dividends, and conduct share repurchases. Free cash flow, furthermore, indicates that corporations are disciplined with costs and are maintaining revenues. It is typically measured by free cash flow yield, which is the ratio of free cash flow to enterprise value.

five-year period increased from $258 billion to $331 billion. At the same time, retail investors plowed $906.5 billion into Sector Stock and U.S. Stock funds, with the two categories representing 41.0% of mutual fund assets when the equity market peaked. Yet, much like during the earlier bull market, corporate fundamentals weakened. Cash and short-term investments as a share of market capitalization dropped from 10.04% to 8.72% from July 2005 to the market peak and cash flow yields fell from 5.01% in February of 2003 to 4.35% in October of 2007. Weakening corporate fundamentals, an infamous decline in real estate prices, mortgage defaults, and the maturing of the economic recovery eventually led to the post-2007 bear market.

Why 2013 is Different from Past Market Cycles

Unlike the past two bull markets, recent market gains, we maintain, have been driven primarily by strong corporate fundamentals, with cash rich businesses offering attractive free cash flow yields, engaging in stock buybacks, and implementing or increasing dividends. Yet, economic growth, in our view, has been sluggish and is far from reaching a mature phase, but it has strong potential to accelerate. During the subprime mortgage recession, unemployment soared to 10.0% by October of 2009.  Even though it declined to 7.6% recently, it is still substantially higher than levels in 2000 and 2007. GDP growth of only 9.7% during the five-year period ended December 31, 2012, is also disappointing. Corporations, therefore, have been reluctant to increase spending, with capital expenditures as a percentage of GDP expanding from a low of 6.4% at the end of 2009 to only 7.5% at the end of 2012, which is well below long-term averages for economic recoveries. Also during the most recent recession, non-residential real estate spending fell to $252 billion on an annualized basis by the third quarter of 2010 and has since only increased to $316 billion, which like capital expenditures, is considerably below levels experienced during other economic recoveries. The low level of non-residential expenditures implies that businesses may be far from reaching a peak in real estate expenditures. Consumers have also been tight with their purse strings, especially with durable goods, as illustrated by the average automobile age of 10.8 years at the end of 2012, which is substantially higher than 9.8 years in 2007 and 8.9 years in 2000.

Clearly, much capacity exists for GDP expansion, job creation, and other developments that will provide attractive opportunities for leading companies to grow earnings and support equity prices. Economic growth, we believe, is likely to be supported by corporations’ growing need for capital investments, consumers’ increasing spending power, demand for durable goods, and a strong residential real estate recovery. During the recession following the 2007 market decline, many consumers felt insecure about the economy and until recently, the inconsistent nature of the aggregate wealth effect, or wealth created from home ownership and the stock market, hasn’t helped. It has bolstered consumers’ finances in only three of the last six years—2009, 2010, and 2012, according to J.P. Morgan. Last year, however, it contributed more than $4.4 trillion to individuals’ balance sheets. This was the highest level since 2004 and is helping consumers feel more confident in their finances and more willing to buy big ticket items. Like consumer spending, the creation of an estimated 2 million households has been delayed by economic uncertainty, creating pent up housing demand. With an improving economy, however, annual household creation of 1 million to 1.6 million could occur over the next four years, according to estimates from Zelman & Associates.

With annual housing starts of 780,000 units, or half the long-term average, housing inventory could trail demand. Favorable interest rates, historically high levels of home affordability, and increasing rental fees, meanwhile, are further enhancing the appeal of homeownership and supporting the ongoing real estate recovery, with home prices jumping 9.3% year-over-year in February, according to the S&P/Case-Shiller Home Price Index 20-City Composite. As real estate prices, sales, and demand increase, new housing starts may accelerate, creating construction jobs, as well as demand for home appliances and other durable goods. With the industry having the nation’s highest unemployment rate of 14.7%, which represents 1.2 million out-of-work individuals, job creation for construction workers could be a big boost to the economy.

With the prolonged trough in capital expenditures, cash-rich corporations, meanwhile, may be ready to increase outlays for manufacturing equipment and other tools needed to run their businesses. With corporations having record levels of cash on their balance sheets, an increase in capital expenditures could be substantial and highly supportive of the nation’s ongoing economic recovery.

Market Fundamentals and Investor Psychology

We are also encouraged by the strength of corporate America. The 5.16% free cash flow yield of large companies in April of this year, for example, was considerably higher than in 2000 and 2007 and illustrates that corporate fundamentals are extremely strong. Corporate balance sheets are also attractive, with cash in February of 2013 representing approximately 10.70% of corporate assets. At the same time, equities are attractively valued from a price-to-book perspective (the stock market’s price divided by book value). As of April of this year, large capitalization stocks had a price-to-book ratio of only 2.37, which is lower than 2.96 in October of 2007 and 5.14 in March of 2000, according to Empirical Research. Despite the strong performance of U.S. stocks since the Financial Crisis, valuations remain reasonable. The S&P 500, with a P/E ratio of 14.5 and a dividend yield of over 2%, remains attractive on two scores—a P/E ratio below the historical average and a dividend yield above 10-year Treasuries.

The current market rally has also occurred despite retail investors redeeming $358.5 billion from Sector Stock and U.S. Stock fund categories during the past five years. The two fund categories recently represented only 34.0% of retail investor assets in U.S. mutual funds, while taxable bonds represented 20.8%. In dollar figures, retail investors had nearly $2.6 trillion allocated to taxable bonds in April, compared to $1.1 trillion in 2007 and $505 billion in 2000.

Investors, however, may be ready to return to equities—recent record high market levels will cause some investors to realize that market declines are usually temporary and that investors who have held on to stock investments have recouped losses that resulted from the post-2007 market decline. Historically low interest rates, meanwhile, are making the recent returns of equities appear even more appealing relative to fixed income assets. With record levels of assets currently allocated to bonds, investors’ potential rotation into equities could provide substantial upside to the market. We are not alone in our belief that equities have potential for additional gains. Celebrated investor Warren Buffett, for example, is encouraging investors to rethink their aversion to equities, having recently said that “bonds are a terrible investment now” and that stock prices “aren’t ridiculously high.”

Going Forward

The anticipated economic growth discussed above is likely to create increased competition among corporations at a time when technology and other global trends are requiring companies to constantly rethink and retool business strategies. With that in mind, equity investors, in our view, need to diligently seek out companies that are best prepared to benefit from the constant and swift changes being driven by technology, demographics, regulations, emerging market growth, and other large scale trends. We believe, furthermore, that our research-driven investment strategy is highly appropriate for these challenging times of constant and large scale change.

Portfolio Matters

Alger Capital Appreciation Fund

The Alger Capital Appreciation Fund returned 11.86% for the fiscal six-month period ended April 30, 2013, compared to the Russell 1000 Growth Index return of 13.70%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Financials and the largest sector underweight was Consumer Staples. Relative outperformance in the Financials and Materials sectors was the most important contributor to performance, while Consumer Staples and Consumer Discretionary detracted from results

Among the most important relative contributors were CVS Caremark Corp.; Anadarko Petroleum Corp.; CBS Corp., Cl. B; Pfizer, Inc.; and HCA Holdings, Inc. Shares of pharmacy benefits manager and retail drugstore operator CVS Caremark performed strongly early in 2013 after the company said it generated strong quarterly results that were driven, in part, by the prevalence of the flu and by capturing market share from a competitor.

Conversely, detracting from relative performance were Microsoft Corp.; Home Depot, Inc., /The;  Amgen, Inc.; Coca-Cola Co., /The; and Verizon Communications, Inc. Stock of telecommunications firm Verizon performed poorly after the company said its earnings per share fell short of expectations. Investors may have also grown concerned over margins for the company’s wireless business.

Alger Large Cap Growth Fund

The Alger Large Cap Growth Fund returned 10.40% for the fiscal six-month period ended April 30, 2013, compared to the 13.70% return of the Russell 1000 Growth Index.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Energy and the largest sector underweight was Consumer Staples. Relative outperformance in Energy and Information Technology sectors was the most important contributor to performance, while Consumer Staples and Industrials detracted from results.

Among the most important contributors to relative performance were LinkedIn Corp.; HCA Holdings, Inc.; CBS Corp., Cl. B; ASML Holding NV; and Anadarko Petroleum Corp. In the Health Care sector, HCA Holdings is the country’s largest operator of private hospitals. Shares of HCA performed strongly during the first quarter of 2013 as investors anticipated that the Affordable Health Care Act, or “Obama Care,” will improve the company’s operating fundamentals. For example, an increased number of individuals covered by medical insurance may increase hospital admissions, help reduce hospital debt, and increase profits.

Conversely, detracting from relative performance were Apple, Inc.; Verizon Communications, Inc.; PepsiCo, Inc.; Amgen, Inc.; and Visa, Inc., Cl. A. In the Information Technology sector, Apple is a well-known designer and provider of computers and Internet-connected devices such as the iPhone and iPad. Concerns that considerable penetration of the high-end telephone market may slow sales growth and hurt the company’s high margins caused Apple shares to perform poorly during the first quarter of 2013, despite a positive outlook for international sales of lower priced phones.

Alger Mid Cap Growth Fund

The Alger Mid Cap Growth Fund returned 16.60% for the fiscal six-month period ended April 30, 2013, compared to the Russell Midcap Growth Index, which had a return of 17.74%.

During the period, the largest sector weightings were Consumer Discretionary and Information Technology. The largest sector overweight was Information Technology and the largest sector underweight was Consumer Discretionary. Relative outperformance in the Information Technology and Materials sectors was the most important contributor to performance, while Consumer Discretionary and Consumer Staples detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos., Inc.; Tenet Healthcare Corporation; CBS Corp., Cl. B; Rockwood Holdings, Inc.; and Jones Lang LaSalle, Inc.  Fifth & Pacific is a global manufacturer and retailer of clothing and accessories and offers brands such as Juicy Couture, Lucky Brands, Kate Spade, and Jack Spade. Speculation by analysts and the news media that the company may divest Lucky Brands and Juicy Couture supported the performance of Fifth & Pacific stock during the first quarter of 2013.

Conversely, detracting from relative performance were Regeneron Pharmaceuticals, Inc; Fresh Market, Inc., /The; Liberty Global, Inc., Cl. A; Rackspace Hosting, Inc.; and Kansas City Southern. Rackspace manages Web-based information technology systems for businesses. Decelerating revenue growth and large pricing cuts hurt the performance of Rackspace stock performance.

During the six-month reporting period, the Fund used options to hedge risk and to generate incremental income within the portfolio. The net results of the various option positions had a positive impact on performance.

Alger SMid Cap Growth Fund

The Alger SMid Cap Growth Fund returned 14.29% for the fiscal six-month period ended April 30, 2013, compared to the Russell 2500 Growth Index return of 16.78%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Health Care and the largest sector underweight was Information Technology. Relative outperformance in the Health Care and Materials sectors was the most important contributor to performance, while Financials and Consumer Discretionary detracted from results.

Among the most important contributors to relative performance were Fifth & Pacific Cos, Inc.; Universal Health Services, Inc., Cl. B; Jarden Corp.; Alkermes PLC; and Alaska Air Group, Inc. During the reporting period, Fifth & Pacific stock performed strongly due to reasons identified in the Alger Mid Cap Growth Fund discussion.

Conversely, detracting from relative performance were NetFlix, Inc.; Mellanox Technologies Ltd.; Volcano Corp.; Children’s Place Retail Stores, Inc., /The; and Ann, Inc. Shares of Ann declined during the first quarter of 2013 after management lowered its earnings guidance, explaining that Hurricane Sandy had hurt results and that its strategy of offering products with bright colors at its Loft stores was poorly received by customers. The company is a retailer of women’s clothing, jewelry, shoes, and accessories.

Alger Small Cap Growth Fund

For the fiscal six-month period ended April 30, 2013, the Alger Small Cap Growth Fund returned 13.64%, compared to the 16.59% return of the Russell 2000 Growth Index.

During the period, the largest sector weightings were Information Technology and Health Care. The largest sector overweight was Information Technology and the largest sector underweight was Industrials.  Relative outperformance in the Materials and Consumer Discretionary sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important relative contributors were Fifth & Pacific Cos., Inc.; Tenet Healthcare Corporation; Silicon Graphics International Corp.; WisdomTree Investments, Inc.; and Freescale Semiconductor Holdings Ltd. During the reporting period, Fifth & Pacific stock performed strongly due to reasons identified in the Mid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Allot Communications Ltd.; Energy XXI (Bermuda) Ltd.; Fresh Market, Inc., /The; Children’s Place Retail Stores, Inc., /The; and Volcano Corp. Allot Communications provides equipment that identifies and inspects data traveling across networks, which allows Internet service providers to prioritize data transmissions. Allot stock performance weakened after a major sell-side firm lowered its earnings outlook for the company based on anticipation of slowing top-line demand for the company’s products in the U.S. and Europe.

Alger Growth Opportunities Fund

The Alger Growth Opportunities Fund returned 14.23% for the fiscal six-month period ended April 30, 2013, compared to the Russell 2500 Growth Index return of 16.78%.

During the period, the largest sector weightings were Information Technology and Consumer Discretionary. The largest sector overweight was Information Technology and the largest sector underweight was Industrials. Relative outperformance in the Industrials and Information Technology sectors was the most important contributor to performance, while Energy and Consumer Staples detracted from results.

Among the most important relative contributors were ExOne Co., /The; Fifth & Pacific Cos., Inc.; Silicon Graphics International Corp.; Universal Health Services, Inc., Cl. B; and Avis Budget Group, Inc. During the reporting period, Fifth & Pacific stock performed strongly due to reasons identified in the Alger Mid Cap Growth Fund discussion.

Conversely, detracting from overall results on a relative basis were Procera Networks, Inc.; Mellanox Technologies Ltd.; Children’s Place Retail Stores, Inc., /The; EnteroMedics, Inc.; and Energy XXI (Bermuda) Ltd. Shares of Energy XXI (Bermuda) performed poorly during the first quarter of 2013 after the company said pipeline issues and shutting certain wells caused oil production to trail consensus expectations. The company’s oil well operations are located in the Gulf of Mexico.

Alger Health Sciences Fund

The Alger Health Sciences Fund returned 15.02% for the fiscal six-month period ended April 30, 2013, compared to the S&P 500 Index return of 14.44%.

During the period, the largest industry weightings were Pharmaceuticals and Health Care Providers & Services. Pharmaceuticals were also the largest industry overweight. Health Care Technology was the smallest industry weighting relative to the index. Relative outperformance in Pharmaceuticals and Health Care Providers & Services was the most important contributor to performance while Health Care Technology and Health Care Equipment & Supplies detracted from results.

Top contributors to relative performance were Tenet Healthcare Corp.; HCA Holdings, Inc.; Gilead Sciences, Inc.; Valeant Pharmaceuticals International, Inc.; and Universal Health Services, Inc., Cl. B. Tenet Healthcare owns and operates acute care hospitals, mostly in urban areas.  Expectations that the Affordable Care Act, or “Obama Care” will result in increased use of the company’s facilities supported the performance of Tenet stock. In addition, the Medicare Payment Advisory Committee recommended financial provisions for hospital operators that could improve Tenet’s financial results. We believe that the company’s announcement of a significant share repurchase plan also supported the stock’s performance.

Conversely, detracting from relative performance were Volcano Corp.; EnteroMedics, Inc.; Express Scripts, Inc.; VIVUS, Inc.; and Merrimack Pharmaceuticals, Inc. EnteroMedics is developing an obesity treatment that is based on providing electrical stimulation to the vagus nerves to regulate the sensations of hunger and other functions of the digestive system. The treatment is being developed as an alternative to bariatric surgery. EnteroMedics stock performed poorly during the first quarter of 2013 following news of disappointing results of a Phase 3 trial of the company’s technology.

Alger Growth & Income Fund

The Alger Growth & Income Fund returned 13.51% for the fiscal six-month period ended April 30, 2013, compared to the S&P 500 Index return of 14.44%.

The Fund invests in companies that are classified in one of the following categories:  Dividend Leaders, which generate high dividend yields; Dividend Growers, which have a history of strong and consistent dividend growth; and Kings of Cash Flow, which have strong potential for capital appreciation and returning cash to investors as a result of generating strong free cash flow. During the reporting period, we increased our emphasis on Dividend Growers and decreased our commitment to Dividend Leaders, in part because many Dividend Leaders are trading at high valuations from an historical perspective.

During the period, the largest sector weightings were Information Technology and Financials. The largest sector overweight was Consumer Staples and the largest sector underweight was Utilities. Relative outperformance in the Industrials and Materials sectors was the most important contributor to performance, while Information Technology and Utilities detracted from results.

Among the most important relative contributors were BlackRock, Inc.; Viacom, Inc., Cl. B; Bristol-Myers Squibb Co.; International Paper Co.; and KKR & Co., LP.  Shares of pharmaceuticals company Bristol-Meyers performed strongly in the first quarter of 2013 after the company announced generating encouraging results with its Abilify treatment for schizophrenia. Upbeat commentary from management also supported performance of Bristol-Myers stock.

Conversely, detracting from relative performance were Apple, Inc.; Comcast Corporation, Cl. A.; Chevron Corp.; Consolidated Edison, Inc.; and Amgen, Inc.  Apple is a well-known designer and provider of computers and Internet-connected devices such as the iPhone and iPad. Concerns that considerable penetration of the high-end telephone market may slow sales growth and hurt the company’s high margins caused Apple shares to perform poorly during the first quarter of 2013, despite a positive outlook for international sales of lower priced phones.

As always, we strive to deliver consistently superior investment results for you, our shareholders, and we thank you for your business and your continued confidence in Alger.

Respectfully submitted,

Daniel C. Chung, CFA

Chief Investment Officer

Morningstar, Inc. conducts investment research and provides performance analysis of mutual funds and other investment products.

J.P. Morgan is a broker-dealer that provides investment research.

Zelman & Associates provides research for leading institutional investors on a variety of asset classes and sectors.

Empirical Research Partners is a broker-dealer that provides research on a wide range of topics to institutional investors.

As of April 30, 2013, the following companies represented the stated percentages of Fred Alger Management assets under management: J.P. Morgan, 0.11%; Microsoft, 0.48%; Morningstar, Inc., 0.00%; Zelman & Associates, 0.00%; and Empirical Research Partners, 0.00%.

Investors cannot invest directly in an index. Index performance does not reflect deduction’s for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus for the Funds. Funds’ returns represent the fiscal six-month period return of Class A shares. Returns do not reflect the deduction of the front end sales charges imposed on Class A shares and include reinvestment of dividends and distributions.

The performance data quoted represents past performance, which is not an indication or guarantee of future results.

Standardized performance results can be found on the following pages. The investment return and principal value of an investment in a Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Funds’ management in this report are as of the date of the Shareholders’ letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in a Fund or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in a Fund and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in a Fund. Please refer to the Schedule of Investments for each Fund which is included in this report for a complete list of Fund holdings as of April 30, 2013. Securities mentioned in the Shareholders’ letter, if not found in the Schedule of Investments, may have been held by the Funds during the six-month fiscal period.

A Word About Risk

Investing in the stock market involves gains and losses and may not be suitable for all investors. Growth stocks tend to be more volatile than other stocks as the price of growth stocks tends to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments. Stocks of small- and mid-sized companies are subject to greater risk than stocks of larger, more established companies owing to such factors as limited liquidity, inexperienced management, and limited financial resources. Funds that participate in leveraging, such as Capital Appreciation, SMid Cap, and Health Sciences Funds, are subject to the risk that borrowing money to leverage will exceed the returns for securities purchased or that the securities purchased may actually go down in value; thus, the Funds’ net asset values can decrease more quickly than if the Fund’s had not borrowed.

A small investment in derivatives could have a potentially large impact on a Fund’s performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a Fund is exercised, the Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, a Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.  For a more detailed discussion of the risks associated with a Fund, please see the Fund’s Prospectus.

Before investing, carefully consider a Fund’s investment objective, risks, charges, and expenses. For a prospectus or a summary prospectus containing this and other information about The Alger Funds call us at (800) 992-3863 or visit us at www.alger.com. Read it carefully before investing.

Fred Alger & Company, Incorporated, Distributor. Member NYSE Euronext, SIPC.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Index Definitions:

•                  The S&P/Case-Shiller Home Price Index is an index of housing prices in the U.S.

•                  The Russell 1000 Growth Index is an unmanaged index designed to measure the performance of the largest 1,000 companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

•                  The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market without regard to company size.

FUND PERFORMANCE AS OF 3/31/13 (Unaudited)

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION#
Alger Capital Appreciation Class A (Inception 12/31/96)	4.57%	6.07%	11.17%	7.70%
Alger Capital Appreciation Class B (Inception 11/1/93)	4.52%	5.98%	11.08%	7.67%
Alger Capital Appreciation Class C (Inception 7/31/97)	8.50%	6.38%	10.93%	7.44%
Alger Capital Appreciation Class Z (Inception 12/29/10)	10.72%	n/a	n/a	11.63%

Alger Large Cap Growth Class A (Inception 12/31/96)	(2.47)%	1.96%	6.65%	5.21%
Alger Large Cap Growth Class B (Inception 11/11/86)	(2.79)%	1.99%	6.63%	5.16%
Alger Large Cap Growth Class C (Inception 7/31/97)	1.09%	2.27%	6.44%	4.95%
Alger Large Cap Growth Class Z (Inception 12/29/10)	3.34%	n/a	n/a	7.39%

Alger Mid Cap Growth Class A (Inception 12/31/96)	6.79%	0.42%	7.85%	7.57%
Alger Mid Cap Growth Class B (Inception 5/24/93)	6.72%	0.30%	7.76%	7.52%
Alger Mid Cap Growth Class C (Inception 7/31/97)	10.79%	0.64%	7.54%	7.06%

Alger SMid Cap Growth Class A (Inception 5/8/02)	4.53%	4.61%	11.68%	7.49%
Alger SMid Cap Growth Class B (Inception 5/8/02)	4.51%	4.56%	11.59%	7.42%
Alger SMid Cap Growth Class C (Inception 5/8/02)	8.49%	4.92%	11.45%	7.22%
Alger SMid Cap Growth Class I (Inception 8/5/07)	10.37%	5.88%	12.38%	8.11%
Alger SMid Cap Growth Class Z (Inception 12/29/10)	10.70%	n/a	n/a	8.90%

Alger Small Cap Growth Class A (Inception 12/31/96)	5.37%	6.28%	11.82%	3.38%
Alger Small Cap Growth Class B (Inception 11/11/86)	5.46%	6.47%	11.73%	3.36%
Alger Small Cap Growth Class C (Inception 7/31/97)	9.48%	6.45%	11.50%	3.15%
Alger Small Cap Growth Class Z (Inception 12/29/10)	11.77%	n/a	n/a	8.93%

Alger Growth Opportunities Class A (Inception 3/3/08)	5.43%	5.42%	n/a	5.10%
Alger Growth Opportunities Class C (Inception 3/3/08)	9.66%	5.77%	n/a	5.43%
Alger Growth Opportunities Class I (Inception 3/3/08)	11.53%	6.79%	n/a	6.44%
Alger Growth Opportunities Class Z (Inception 12/29/10)	11.85%	n/a	n/a	8.92%

Alger Health Sciences Class A (Inception 5/1/02)	8.47%	7.38%	11.73%	10.23%
Alger Health Sciences Class B (Inception 5/1/02)	8.58%	7.36%	11.65%	10.15%
Alger Health Sciences Class C (Inception 5/1/02)	12.61%	7.70%	11.50%	9.94%

Alger Growth & Income Class A (Inception 12/31/96)	6.63%	5.23%	6.73%	7.01%
Alger Growth & Income Class B (Inception 6/1/92)	n/a	n/a	6.64%	6.96%
Alger Growth & Income Class C (Inception 7/31/97)	10.73%	5.59%	6.51%	6.74%
Alger Growth & Income Class Z (Inception 3/1/12)	12.85%	n/a	n/a	14.21%

#

Since inception performance for the periods prior to the inception of the Class C and I shares reflects the performance of the Class A shares adjusted for applicable sales charge and higher expenses, if applicable.  Class B share performance prior to 12/31/96 is not shown.

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains.

ALGER CAPITAL APPRECIATION FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Capital Appreciation Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index and the Russell 3000 Growth Index (unmanaged indices of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Capital Appreciation Fund Class A shares, Russell 1000 Growth Index and Russell 3000 Growth Index include reinvestment of dividends. Performance for Alger Capital Appreciation Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	5.86%	4.89%	10.40%	7.69%
Class B (Inception 11/1/93)†,‡	5.91%	4.79%	10.29%	7.65%
Class C (Inception 7/31/97)†,‡	9.88%	5.19%	10.14%	7.43%
Class Z (Inception 12/29/10)	12.13%	n/a	n/a	n/a §
Russell 1000 Growth Index	12.60%	6.66%	8.08%	5.72%
Russell 3000 Growth Index	12.83%	6.75%	8.26%	5.64%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to inception of the class is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.  Performance of the Class B shares prior to the inception of Class A shares is not shown.

§

Class Z annualized performance since 12/29/2010, inception date of the class, was 11.43%.  Russell 1000 Growth Index and Russell 3000 Growth Index for the same period was 12.62% and 12.38%, respectively.

ALGER LARGE CAP GROWTH FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Large Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 1000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Large Cap Growth Fund Class A shares and the Russell 1000 Growth Index include reinvestment of dividends. Performance for the Alger Large Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	(0.21)%	1.00%	5.90%	5.24%
Class B (Inception 11/11/86)†,‡	(0.46)%	1.03%	5.89%	5.20%
Class C (Inception 7/31/97)†,‡	3.43%	1.29%	5.67%	4.98%
Class Z (Inception 12/29/10)	5.66%	n/a	n/a	n/a §
Russell 1000 Growth Index	12.60%	6.66%	8.08%	5.72%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to inception of the class is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.  Performance of the Class B shares prior to the inception of Class A shares is not shown.

§	Class Z annualized performance since 12/29/2010, inception date of the class, was 7.52%. Russell 1000 Growth Index for the same period was 12.62%.

ALGER MID CAP GROWTH FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Mid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Mid Cap Growth Fund Class A shares and Russell Midcap Growth Index include reinvestment of dividends. Performance for the Alger Mid Cap Growth Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	6.75%	(0.50)%	7.18%	7.57%
Class B (Inception 5/24/93)†,‡	7.01%	(0.61)%	7.08%	7.51%
Class C (Inception 7/31/97)†,‡	10.74%	(0.29)%	6.87%	7.05%
Russell Midcap Growth Index	14.42%	6.79%	10.96%	7.74%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to inception of the class is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.  Performance of the Class B shares prior to the inception of Class A shares is not shown.

ALGER SMID CAP GROWTH FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger SMid Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2500 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger SMid Cap Growth Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger SMid Cap Growth Fund Class B, Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/8/2002
Class A (Inception 5/8/02)*	4.99%	3.77%	10.95%	7.46%
Class B (Inception 5/8/02)†	5.05%	3.70%	10.86%	7.39%
Class C (Inception 5/8/02)†	9.09%	4.08%	10.72%	7.19%
Class I (Inception 8/5/07)‡	10.98%	5.03%	11.65%	8.08%
Class Z (Inception 12/29/10)	11.25%	n/a	n/a	n/a §
Russell 2500 Growth Index	15.08%	7.83%	11.30%	8.04%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Historical performance prior to August 5, 2007, inception of the class, is that of the Fund’s Class A shares, which has been adjusted to remove the front-end sales charge imposed by Class A shares.
§	Class Z annualized performance since 12/29/2010, inception date of the class, was 8.72%. Russell 2500 Growth Index for the same period was 11.11%.

ALGER SMALL CAP GROWTH FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Small Cap Growth Fund Class A shares, with a maximum sales charge of 5.25%, and the Russell 2000 Growth Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Small Cap Growth Fund Class A shares and the Russell 2000 Growth Index include reinvestment of dividends. Performance for the Alger Small Cap Growth Fund Class B, Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	4.52%	5.02%	10.82%	3.26%
Class B (Inception 11/11/86)†,‡	4.47%	5.16%	10.74%	3.24%
Class C (Inception 7/31/97)†,‡	8.48%	5.13%	10.50%	3.04%
Class Z (Inception 12/29/10)	10.64%	n/a	n/a	n/a §
Russell 2000 Growth Index	15.67%	7.81%	10.53%	5.24%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡

Historical performance prior to inception of the class is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.  Performance of the Class B shares prior to the inception of Class A shares is not shown.

§	Class Z annualized performance since 12/29/2010, inception date of the class, was 7.90%. Russell 2000 Growth Index for the same period was 9.66%.

ALGER GROWTH OPPORTUNITIES FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth Opportunities Fund Class A shares, with an initial 5.25% maximum sales charge, and the Russell 2500 Growth Index (an unmanaged index of common stocks) from March 3, 2008, the inception date of the Alger Growth Opportunities Fund, through April 30, 2013. Figures for the Alger Growth Opportunities Fund Class A shares and the Russell 2500 Growth Index include reinvestment of dividends. Performance for the Alger Growth Opportunities Fund Class C, Class I and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 3/3/2008
Class A (Inception 3/3/08)*	5.14%	4.33%	n/a	4.96%
Class C (Inception 3/3/08)†	9.24%	4.69%	n/a	5.26%
Class I (Inception 3/3/08)	11.33%	5.71%	n/a	6.29%
Class Z (Inception 12/29/10)	11.55%	n/a	n/a	n/a ‡
Russell 2500 Growth Index	15.08%	7.83%	n/a	8.55%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Class Z annualized performance since 12/29/2010, inception date of the class, was 8.51%. Russell 2500 Growth Index for the same period was 11.11%.

ALGER HEALTH SCIENCES FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Health Sciences Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks) for the ten years ended April 30, 2013. Figures for the Alger Health Sciences Fund Class A shares and the S&P 500 Index include reinvestment of dividends. Performance for the Alger Health Sciences Fund Class B and Class C shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 5/1/2002
Class A (Inception 5/1/02)*	12.13%	7.20%	11.43%	10.31%
Class B (Inception 5/1/02)†	12.43%	7.19%	11.34%	10.23%
Class C (Inception 5/1/02)†	16.46%	7.54%	11.19%	10.02%
S&P 500 Index	16.89%	5.21%	7.88%	5.68%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.

ALGER GROWTH & INCOME FUND

Fund Highlights Through April 30, 2013 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in the Alger Growth & Income Fund Class A shares, with a maximum sales charge of 5.25%, and the S&P 500 Index (an unmanaged index of common stocks), for the ten years ended April 30, 2013. Figures for the Alger Growth & Income Fund Class A shares and the S&P 500 Index include reinvestment of dividends and/or interest. Performance for the Alger Growth & Income Fund Class C and Class Z shares will vary from the results shown above due to differences in expenses and sales charges those classes bear.  Investors cannot invest directly in any index.  Index performance does not reflect deduction for fees, expenses, or taxes.

PERFORMANCE COMPARISON AS OF 4/30/13

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS	Since 12/31/1996
Class A (Inception 12/31/96)*	10.48%	5.05%	6.41%	7.12%
Class C (Inception 7/31/97)†,‡	14.74%	5.40%	6.19%	6.86%
Class Z (Inception 3/1/12)	16.91%	n/a	n/a	n/a §
S&P 500 Index	16.89%	5.21%	7.88%	6.74%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. The Fund’s average annual total returns include changes in share price and reinvestment of dividends and capital gains. The chart and table above do not reflect the deduction of taxes that a shareholder would have paid on Fund distributions or on the redemption of Fund shares. Investment return and principal will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance quoted. For updated performance, visit us at www.alger.com or call us at (800) 992-3863.

*	Returns reflect the maximum initial sales charges.
†	Returns reflect the applicable contingent deferred sales charge.
‡	Historical performance prior to inception of the class is that of the Fund’s Class A shares, adjusted to reflect Class C share’s higher operating expenses and current maximum sales charge.
§	Class Z annualized performance since 3/1/2012, inception date of the class, was 15.38%. S&P 500 Index for the same period was 13.11%.

PORTFOLIO SUMMARY†

April 30, 2013 (Unaudited)

SECTORS	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund
Consumer Discretionary	20.0%	17.9%	26.5%	19.1%	17.8%
Consumer Staples	8.7	5.7	4.9	3.4	3.4
Energy	4.5	5.2	7.6	5.0	5.4
Financials	9.0	4.8	6.7	10.0	7.5
Health Care	13.5	16.6	13.3	17.0	19.9
Industrials	10.2	7.0	13.6	14.6	16.1
Information Technology	28.9	31.6	16.3	19.4	20.1
Materials	3.4	5.1	7.1	8.1	5.2
Telecommunication Services	1.4	1.2	1.8	1.2	0.9
Short-Term and Net Other Assets	0.4	4.9	2.2	2.2	3.7
	100.0%	100.0%	100.0%	100.0%	100.0%

SECTORS	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
Consumer Discretionary	20.0%	0.0%	11.1%
Consumer Staples	3.3	0.0	13.6
Energy	4.3	0.0	8.8
Financials	10.0	0.2	14.2
Health Care	14.7	93.9	12.6
Industrials	15.9	0.0	10.3
Information Technology	22.8	0.0	16.2
Materials	4.9	0.0	4.4
Telecommunication Services	1.3	0.0	4.2
Utilities	0.6	0.0	1.1
Short-Term and Net Other Assets	2.2	5.9	3.5
	100.0%	100.0%	100.0%

† Based on net assets for each Fund.

THE ALGER FUNDS  |  ALGER CAPITAL APPRECIATION FUND

Schedule of Investments ‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—96.1%
ADVERTISING—0.9%
Focus Media Holding Ltd. #	132,600	$3,616,002
Lamar Advertising Co., Cl. A *	210,599	9,860,245
		13,476,247
AEROSPACE & DEFENSE—2.1%
Boeing Co., /The	125,800	11,499,378
Honeywell International, Inc.	249,500	18,348,230
Precision Castparts Corp.	7,600	1,453,804
		31,301,412
AIR FREIGHT & LOGISTICS—1.4%
FedEx Corp.	115,200	10,829,952
United Parcel Service, Inc., Cl. B	119,500	10,257,880
		21,087,832
AIRLINES—0.6%
Copa Holdings SA	44,100	5,538,078
Delta Air Lines, Inc. *	221,600	3,798,224
		9,336,302
APPAREL ACCESSORIES & LUXURY GOODS—1.9%
Fossil, Inc. *	54,300	5,327,916
Michael Kors Holdings Ltd. *	199,900	11,382,306
PVH Corp.	95,400	11,010,114
		27,720,336
APPAREL RETAIL—0.7%
L Brands, Inc.	158,200	7,974,862
VF Corp.	13,000	2,316,860
		10,291,722
APPLICATION SOFTWARE—2.0%
Cadence Design Systems, Inc. *	1,002,800	13,838,640
Citrix Systems, Inc. *	23,400	1,454,778
Salesforce.com, Inc. *	319,600	13,138,756
		28,432,174
ASSET MANAGEMENT & CUSTODY BANKS—0.1%
Affiliated Managers Group, Inc.*	9,500	1,478,960

AUTO PARTS & EQUIPMENT—1.4%
Delphi Automotive PLC	222,500	10,281,725
WABCO Holdings, Inc. *	134,300	9,700,489
		19,982,214
BIOTECHNOLOGY—2.8%
Amgen, Inc.	143,300	14,933,293
Gilead Sciences, Inc. *	301,400	15,262,896
Infinity Pharmaceuticals, Inc. *	53,700	2,313,933
Vertex Pharmaceuticals, Inc. *	113,600	8,726,752
		41,236,874
BROADCASTING—1.8%
CBS Corp., Cl. B	435,200	19,923,456

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BROADCASTING—(CONT.)
Scripps Networks Interactive, Inc., Cl. A	85,800	$5,712,564
		25,636,020
CABLE & SATELLITE—2.2%
Comcast Corporation, Cl. A	468,300	19,340,790
DISH Network Corp.	181,000	7,093,390
Sirius XM Radio, Inc.	1,617,700	5,257,525
		31,691,705
CASINOS & GAMING—1.1%
Las Vegas Sands Corp.	281,400	15,828,750

COMMUNICATIONS EQUIPMENT—1.9%
Cisco Systems, Inc.	138,100	2,889,052
F5 Networks, Inc. *	136,300	10,417,409
QUALCOMM, Inc.	242,500	14,942,850
		28,249,311
COMPUTER HARDWARE—5.5%
Apple, Inc.	180,445	79,892,024

COMPUTER STORAGE & PERIPHERALS—0.8%
SanDisk Corp.*	229,800	12,050,712

CONSTRUCTION & ENGINEERING—1.3%
Chicago Bridge & Iron Co., NV #	149,800	8,057,742
Quanta Services, Inc. *	395,000	10,854,600
		18,912,342
CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—0.9%
Caterpillar, Inc.	96,000	8,128,320
Joy Global, Inc.	16,400	926,928
Terex Corp. *	154,100	4,407,260
		13,462,508
CONSUMER FINANCE—1.4%
American Express Co.	142,900	9,775,789
Capital One Financial Corp.	180,000	10,400,400
		20,176,189
DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Alliance Data Systems Corp. *	49,600	8,519,792
Blackhawk Network Holdings, Inc. *	38,200	914,508
EVERTEC, Inc. *	44,500	892,225
Mastercard, Inc., Cl. A	22,900	12,662,097
		22,988,622
DISTILLERS & VINTNERS—0.7%
Beam, Inc.	149,800	9,693,558

DIVERSIFIED CHEMICALS—0.9%
Eastman Chemical Co.	98,600	6,571,690
PPG Industries, Inc.	48,300	7,106,862
		13,678,552
DRUG RETAIL—2.1%
CVS Caremark Corp.	522,700	30,410,686

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Eaton Corp., PLC	180,552	$11,087,698

FERTILIZERS & AGRICULTURAL CHEMICALS—0.6%
Mosaic Co., /The	152,900	9,417,111

FOOTWEAR—0.2%
NIKE, Inc., Cl. B	40,800	2,594,880

GENERAL MERCHANDISE STORES—0.5%
Dollar General Corp.*	146,800	7,646,812

HEALTH CARE EQUIPMENT—1.1%
Covidien PLC	195,800	12,499,872
Insulet Corp. *	126,300	3,187,812
		15,687,684
HEALTH CARE FACILITIES—1.6%
HCA Holdings, Inc.	431,900	17,228,491
Universal Health Services, Inc., Cl. B	82,560	5,497,671
		22,726,162
HEALTH CARE SERVICES—1.7%
Express Scripts, Inc.*	407,500	24,193,275

HOME IMPROVEMENT RETAIL—1.7%
Home Depot, Inc., /The	114,300	8,383,905
Lowe’s Companies, Inc.	422,900	16,247,818
		24,631,723
HOTELS RESORTS & CRUISE LINES—0.7%
Wyndham Worldwide Corporation	159,400	9,576,752

HOUSEHOLD PRODUCTS—1.1%
Procter & Gamble Co., /The	206,300	15,837,651

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.6%
Robert Half International, Inc.	268,200	8,802,324

HYPERMARKETS & SUPER CENTERS—0.6%
Costco Wholesale Corp.	85,900	9,314,137

INDUSTRIAL MACHINERY—0.2%
Ingersoll-Rand PLC	66,800	3,593,840

INTEGRATED TELECOMMUNICATION SERVICES—1.1%
Verizon Communications, Inc.	285,400	15,385,914

INTERNET RETAIL—2.1%
Amazon.com, Inc.*	122,700	31,142,487

INTERNET SOFTWARE & SERVICES—9.8%
eBay, Inc. *	492,400	25,796,836
Equinix, Inc. *	30,300	6,487,230
Facebook, Inc. *	867,000	24,067,920
Google, Inc., Cl. A *	60,365	49,775,168
LinkedIn Corp. *	33,900	6,511,851
Sina Corp. *	211,800	11,928,576
VistaPrint NV *	269,300	10,987,440
Yahoo! Inc. *	266,200	6,583,126
		142,138,147

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INVESTMENT BANKING & BROKERAGE—1.5%
Morgan Stanley	997,700	$22,099,055

IT CONSULTING & OTHER SERVICES—2.6%
Accenture Ltd.	21,000	1,710,240
International Business Machines Corp.	178,400	36,133,136
		37,843,376
LEISURE FACILITIES—0.2%
SeaWorld Entertainment, Inc.*	73,800	2,479,680

LIFE SCIENCES TOOLS & SERVICES—0.5%
Thermo Fisher Scientific, Inc.	96,928	7,820,151

MANAGED HEALTH CARE—1.2%
UnitedHealth Group, Inc.	290,000	17,379,700

MOVIES & ENTERTAINMENT—2.7%
News Corp., Cl. A	235,700	7,299,629
Viacom, Inc., Cl. B	330,400	21,142,296
Walt Disney Co., /The	163,700	10,286,908
		38,728,833
MULTI-LINE INSURANCE—0.4%
American International Group, Inc.*	136,400	5,649,688

OIL & GAS EQUIPMENT & SERVICES—2.1%
Cameron International Corp. *	184,800	11,374,440
Halliburton Company	254,700	10,893,519
National Oilwell Varco, Inc.	116,600	7,604,652
		29,872,611
OIL & GAS EXPLORATION & PRODUCTION—1.9%
Anadarko Petroleum Corp.	204,700	17,350,372
Pioneer Natural Resources Co.	79,400	9,705,062
		27,055,434
OIL & GAS REFINING & MARKETING—0.6%
Valero Energy Corp.	212,400	8,563,968

OTHER DIVERSIFIED FINANCIAL SERVICES—1.9%
Bank of America Corp.	509,200	6,268,252
Citigroup, Inc.	452,700	21,122,982
		27,391,234
PAPER PRODUCTS—0.2%
International Paper Co.	63,700	2,992,626

PHARMACEUTICALS—4.6%
Actavis, Inc. *	129,200	13,660,316
Bristol-Myers Squibb Co.	262,900	10,442,388
Eli Lilly & Co.	196,400	10,876,632
Johnson & Johnson	64,500	5,497,335
Pfizer, Inc.	786,400	22,860,648
Sanofi #	61,200	3,265,020
Zoetis, Inc.	13,000	429,260
		67,031,599

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REGIONAL BANKS—0.3%
Zions Bancorporation	180,500	$4,443,910

RESTAURANTS—1.7%
McDonald’s Corp.	142,900	14,595,806
Starbucks Corp.	172,000	10,464,480
		25,060,286
SECURITY & ALARM SERVICES—1.1%
ADT Corp., /The	115,300	5,031,692
Tyco International Ltd.	348,000	11,177,760
		16,209,452
SEMICONDUCTOR EQUIPMENT—1.4%
ASML Holding NV #	115,670	8,602,378
Lam Research Corp. *	241,100	11,143,642
		19,746,020
SEMICONDUCTORS—2.1%
Broadcom Corp., Cl. A	154,500	5,562,000
Intel Corp.	589,000	14,106,550
Microsemi Corp. *	63,860	1,328,288
NXP Semiconductor NV *	352,600	9,714,130
		30,710,968
SOFT DRINKS—2.4%
Coca-Cola Co., /The	373,500	15,810,255
PepsiCo, Inc.	236,900	19,537,143
		35,347,398
SPECIALTY CHEMICALS—1.6%
Celanese Corp.	163,400	8,073,594
Rockwood Holdings, Inc.	226,200	14,678,118
		22,751,712
SPECIALTY STORES—0.3%
Dick’s Sporting Goods, Inc.	81,900	3,939,390

SYSTEMS SOFTWARE—1.2%
Microsoft Corp.	241,500	7,993,650
Red Hat, Inc. *	204,700	9,811,271
		17,804,921
TOBACCO—1.7%
Philip Morris International, Inc.	266,260	25,451,793

TRADING COMPANIES & DISTRIBUTORS—1.0%
MRC Global, Inc. *	192,403	5,762,470
United Rentals, Inc. *	40,700	2,141,227
WESCO International, Inc. *	88,300	6,330,227
		14,233,924
WIRELESS TELECOMMUNICATION SERVICES—0.4%
SBA Communications Corp., Cl. A *	20,300	1,603,497
Vodafone Group PLC #	122,200	3,738,098
		5,341,595
TOTAL COMMON STOCKS (Cost $1,269,438,857)		1,396,740,973

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —1.1%
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
Blackstone Group LP	623,500	$12,812,925
Carlyle Group LP, /The	99,298	3,225,199
		16,038,124
TOTAL MASTER LIMITED PARTNERSHIP (Cost $12,884,549)		16,038,124

REAL ESTATE INVESTMENT TRUST—2.4%
MORTGAGE—0.8%
Two Harbors Investment Corp.	917,600	10,992,848

RESIDENTIAL—0.9%
American Homes 4 Rent *(L2)(a)	654,940	11,690,679
Silver Bay Realty Trust Corp.	44,802	854,822
		12,545,501
SPECIALIZED—0.7%
Ryman Hospitality Properties	229,778	10,215,930

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $29,936,418)		33,754,279

Total Investments (Cost $1,312,259,824)(b)	99.6%	1,446,533,376
Other Assets in Excess of Liabilities	0.4	6,501,804

NET ASSETS	100.0%	$1,453,035,180

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.8% of the net assets of the Fund.

(b)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $1,317,378,729, amounted to $129,154,647 which consisted of aggregate gross unrealized appreciation of $142,991,026 and aggregate gross unrealized depreciation of $13,836,379.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER LARGE CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—92.8%
ADVERTISING—1.2%
Lamar Advertising Co., Cl. A*	62,500	$2,926,250

AEROSPACE & DEFENSE—2.3%
Honeywell International, Inc.	40,385	2,969,913
Precision Castparts Corp.	14,100	2,697,189
		5,667,102
APPAREL ACCESSORIES & LUXURY GOODS—1.3%
Michael Kors Holdings Ltd. *	21,600	1,229,904
PVH Corp.	16,100	1,858,101
		3,088,005
APPAREL RETAIL—2.1%
L Brands, Inc.	47,290	2,383,889
TJX Cos., Inc.	57,700	2,814,029
		5,197,918
APPLICATION SOFTWARE—2.2%
Citrix Systems, Inc. *	28,975	1,801,376
Informatica Corp. *	38,740	1,275,708
Salesforce.com, Inc. *	56,800	2,335,048
		5,412,132
BIOTECHNOLOGY—6.0%
Alexion Pharmaceuticals, Inc. *	18,025	1,766,450
Amgen, Inc.	32,400	3,376,404
Gilead Sciences, Inc. *	113,600	5,752,704
Medivation, Inc. *	21,900	1,154,349
Onyx Pharmaceuticals, Inc. *	9,700	919,560
Vertex Pharmaceuticals, Inc. *	21,600	1,659,312
		14,628,779
BROADCASTING—1.0%
CBS Corp., Cl. B	51,700	2,366,826

CABLE & SATELLITE—2.4%
AMC Networks, Inc. *	37,200	2,343,972
Comcast Corporation, Cl. A	86,570	3,575,341
		5,919,313
CASINOS & GAMING—1.5%
Las Vegas Sands Corp.	39,700	2,233,125
Wynn Resorts Ltd.	10,500	1,441,650
		3,674,775
COMMUNICATIONS EQUIPMENT—2.6%
Cisco Systems, Inc.	62,800	1,313,776
Corning, Inc.	181,100	2,625,950
QUALCOMM, Inc.	38,850	2,393,937
		6,333,663
COMPUTER HARDWARE—7.2%
Apple, Inc.	39,360	17,426,640

COMPUTER STORAGE & PERIPHERALS—1.5%
NetApp, Inc. *	34,235	1,194,459

	SHARES	VALUE
COMMON STOCKS—(CONT.)
COMPUTER STORAGE & PERIPHERALS—(CONT.)
SanDisk Corp. *	46,000	$2,412,240
		3,606,699
CONSTRUCTION & ENGINEERING—1.0%
Quanta Services, Inc.*	87,300	2,399,004

CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS—1.0%
Cummins, Inc.	11,100	1,180,929
Joy Global, Inc.	21,600	1,220,832
		2,401,761
CONSUMER FINANCE—1.0%
American Express Co.	34,800	2,380,668

DATA PROCESSING & OUTSOURCED SERVICES—1.6%
Alliance Data Systems Corp. *	7,600	1,305,452
Visa, Inc., Cl. A	15,000	2,526,900
		3,832,352
DISTILLERS & VINTNERS—1.0%
Beam, Inc.	39,300	2,543,103

DIVERSIFIED CHEMICALS—1.7%
Eastman Chemical Co.	35,140	2,342,081
PPG Industries, Inc.	12,355	1,817,915
		4,159,996
ENVIRONMENTAL & FACILITIES SERVICES—0.5%
Stericycle, Inc.*	10,800	1,169,856

FERTILIZERS & AGRICULTURAL CHEMICALS—1.3%
Mosaic Co., /The	50,800	3,128,772

FOOD RETAIL—0.6%
Whole Foods Market, Inc.	16,700	1,474,944

GENERAL MERCHANDISE STORES—1.1%
Dollar General Corp.*	53,400	2,781,606

HEALTH CARE DISTRIBUTORS—1.0%
Cardinal Health, Inc.	55,500	2,454,210

HEALTH CARE FACILITIES—2.1%
HCA Holdings, Inc.	125,700	5,014,173

HEALTH CARE SERVICES—1.8%
Express Scripts, Inc.*	72,200	4,286,514

HOME IMPROVEMENT RETAIL—1.7%
Home Depot, Inc., /The	57,900	4,246,965

HOMEBUILDING—1.4%
Lennar Corp., Cl. A	82,800	3,413,016

HOUSEHOLD PRODUCTS—1.4%
Procter & Gamble Co., /The	46,060	3,536,026

HYPERMARKETS & SUPER CENTERS—1.6%
Costco Wholesale Corp.	36,600	3,968,538

	SHARES	VALUE
COMMON STOCKS—(CONT.)
INDUSTRIAL MACHINERY—1.0%
Pall Corp.	36,900	$2,461,599

INTERNET RETAIL—2.0%
Amazon.com, Inc. *	12,900	3,274,149
NetFlix, Inc. *	6,900	1,490,883
		4,765,032
INTERNET SOFTWARE & SERVICES—8.1%
eBay, Inc. *	68,165	3,571,164
Facebook, Inc. *	145,800	4,047,408
Google, Inc., Cl. A *	9,900	8,163,243
LinkedIn Corp. *	9,700	1,863,273
Yahoo! Inc. *	82,230	2,033,548
		19,678,636
INVESTMENT BANKING & BROKERAGE—0.5%
Morgan Stanley	56,900	1,260,335

IT CONSULTING & OTHER SERVICES—0.8%
Cognizant Technology Solutions Corp., Cl. A*	28,900	1,872,720

MANAGED HEALTH CARE—0.5%
UnitedHealth Group, Inc.	19,900	1,192,607

MOTORCYCLE MANUFACTURERS—0.9%
Harley-Davidson, Inc.	39,400	2,153,210

MOVIES & ENTERTAINMENT—0.7%
News Corp., Cl. A	57,300	1,774,581

OIL & GAS EQUIPMENT & SERVICES—2.6%
Cameron International Corp. *	39,530	2,433,071
Halliburton Company	31,500	1,347,255
National Oilwell Varco, Inc.	38,600	2,517,492
		6,297,818
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Anadarko Petroleum Corp.	21,360	1,810,474
Pioneer Natural Resources Co.	9,600	1,173,408
Whitinig Petroleum Corp. *	74,300	3,306,350
		6,290,232
PACKAGED FOODS & MEATS—0.5%
Green Mountain Coffee Roasters, Inc.*	21,000	1,205,400

PAPER PRODUCTS—0.6%
International Paper Co.	30,800	1,446,984

PERSONAL PRODUCTS—0.5%
Avon Products, Inc.	52,200	1,208,952

PHARMACEUTICALS—5.3%
AbbVie, Inc.	55,900	2,574,195
Actavis, Inc. *	41,395	4,376,693
Bristol-Myers Squibb Co.	58,100	2,307,732
Eli Lilly & Co.	42,290	2,342,020
Zoetis, Inc.	35,600	1,175,512
		12,776,152

	SHARES	VALUE
COMMON STOCKS—(CONT.)
REAL ESTATE SERVICES—1.0%
Jones Lang LaSalle, Inc.	24,735	$2,449,260

RESEARCH & CONSULTING SERVICES—1.2%
Verisk Analytics, Inc., Cl. A*	47,300	2,899,017

RESTAURANTS—0.5%
Chipotle Mexican Grill, Inc.*	3,200	1,162,208

SEMICONDUCTOR EQUIPMENT—1.1%
ASML Holding NV#	34,857	2,592,315

SEMICONDUCTORS—1.9%
Intel Corp.	178,560	4,276,512
Skyworks Solutions, Inc. *	11,465	253,033
		4,529,545
SPECIALTY CHEMICALS—1.5%
Celanese Corp.	25,075	1,238,956
Rockwood Holdings, Inc.	37,200	2,413,908
		3,652,864
SYSTEMS SOFTWARE—4.7%
Microsoft Corp.	292,800	9,691,680
Red Hat, Inc. *	36,900	1,768,617
		11,460,297
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp., Cl. A*	36,500	2,883,135

TOTAL COMMON STOCKS (Cost $206,443,269)		225,452,505

MASTER LIMITED PARTNERSHIP —2.3%
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Blackstone Group LP	143,400	2,946,870
KKR & Co., LP	122,900	2,580,900
		5,527,770
TOTAL MASTER LIMITED PARTNERSHIP (Cost $4,785,658)		5,527,770

Total Investments (Cost $211,228,927)(a)	95.1%	230,980,275
Other Assets in Excess of Liabilities	4.9	11,915,225

NET ASSETS	100.0%	$242,895,500

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*	Non-income producing security.
#	American Depositary Receipts.
(a)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $211,503,710, amounted to $19,476,565 which consisted of aggregate gross unrealized appreciation of $23,252,659 and aggregate gross unrealized depreciation of $3,776,094.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER MID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—96.2%
ADVERTISING—1.4%
Lamar Advertising Co., Cl. A*	60,800	$2,846,656

AEROSPACE & DEFENSE—1.4%
B/E Aerospace, Inc. *	27,600	1,731,624
TransDigm Group, Inc.	8,100	1,189,080
		2,920,704
AIRLINES—1.6%
Alaska Air Group, Inc. *	27,100	1,670,444
Copa Holdings SA	13,000	1,632,540
		3,302,984
ALTERNATIVE CARRIERS—0.7%
Intelsat SA*	77,100	1,553,565

APPAREL ACCESSORIES & LUXURY GOODS—5.0%
Fifth & Pacific Cos, Inc. *	90,000	1,855,800
Fossil, Inc. *	22,900	2,246,948
Michael Kors Holdings Ltd. *	44,600	2,539,524
PVH Corp.	18,900	2,181,249
Ralph Lauren Corp.	9,500	1,725,010
		10,548,531
APPAREL RETAIL—2.6%
Gap Inc., /The	41,200	1,565,188
L Brands, Inc.	49,000	2,470,090
Ross Stores, Inc.	22,700	1,499,789
		5,535,067
APPLICATION SOFTWARE—3.1%
Cadence Design Systems, Inc. *	154,800	2,136,240
Citrix Systems, Inc. *	33,000	2,051,610
Nuance Communications, Inc. *	63,900	1,216,656
Splunk, Inc. *	27,200	1,109,760
		6,514,266
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Affiliated Managers Group, Inc. *	7,400	1,152,032
T. Rowe Price Group, Inc.	24,600	1,783,500
WisdomTree Investments, Inc. *	95,500	1,107,800
		4,043,332
AUTO PARTS & EQUIPMENT—1.7%
Delphi Automotive PLC	44,350	2,049,413
WABCO Holdings, Inc. *	21,300	1,538,499
		3,587,912
BIOTECHNOLOGY—5.3%
Alexion Pharmaceuticals, Inc. *	20,750	2,033,500
BioMarin Pharmaceutical, Inc. *	28,300	1,856,480
Idenix Pharmaceuticals, Inc. *	201,821	746,738
Medivation, Inc. *	18,000	948,780
Merrimack Pharmaceuticals, Inc. *	243,800	1,199,496
Onyx Pharmaceuticals, Inc. *	12,150	1,151,820
Regeneron Pharmaceuticals, Inc. *	7,300	1,570,522

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Vertex Pharmaceuticals, Inc. *	21,100	$1,620,902
		11,128,238
BROADCASTING—3.8%
CBS Corp., Cl. B	50,300	2,302,734
Discovery Communications, Inc., Series C *	27,500	1,949,475
Scripps Networks Interactive, Inc., Cl. A	32,000	2,130,560
Sinclair Broadcast Group, Inc., CL. A	27,900	747,720
Tribune Co. *	14,800	839,900
		7,970,389
CABLE & SATELLITE—1.7%
AMC Networks, Inc. *	6,500	409,565
Liberty Global, Inc., Cl. A *	21,300	1,541,481
Sirius XM Radio, Inc.	484,100	1,573,325
		3,524,371
CASINOS & GAMING—1.1%
Wynn Resorts Ltd.	16,300	2,237,990

COMMUNICATIONS EQUIPMENT—0.9%
F5 Networks, Inc.*	23,500	1,796,105

COMPUTER STORAGE & PERIPHERALS—0.5%
SanDisk Corp.*	18,500	970,140

CONSTRUCTION & ENGINEERING—0.8%
Quanta Services, Inc. *	42,600	1,170,648
TPI - Triunfo Participacoes e Investimentos SA	87,700	499,264
		1,669,912
CONSTRUCTION MATERIALS—0.6%
Eagle Materials Inc.	18,200	1,233,050

DATA PROCESSING & OUTSOURCED SERVICES—2.2%
Alliance Data Systems Corp. *	13,500	2,318,895
Fiserv, Inc. *	13,200	1,202,652
Paychex, Inc.	31,400	1,143,274
		4,664,821
DISTILLERS & VINTNERS—1.3%
Beam, Inc.	43,300	2,801,943

DISTRIBUTORS—0.5%
LKQ Corp.*	46,200	1,112,496

DIVERSIFIED CHEMICALS—2.3%
Eastman Chemical Co.	29,700	1,979,505
PPG Industries, Inc.	18,700	2,751,518
		4,731,023
ELECTRICAL COMPONENTS & EQUIPMENT—1.6%
Eaton Corp., PLC	31,200	1,915,992
Hubbell Inc., Cl. B	14,700	1,410,612
		3,326,604
ELECTRONIC EQUIPMENT MANUFACTURERS—0.4%
OSI Systems, Inc.*	16,100	922,530

	SHARES	VALUE
COMMON STOCKS—(CONT.)
ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Stericycle, Inc. *	15,800	$1,711,456
Tetra Tech, Inc. *	45,700	1,201,453
		2,912,909
FOOD RETAIL—0.5%
Whole Foods Market, Inc.	11,000	971,520

GENERAL MERCHANDISE STORES—0.7%
Dollar General Corp.*	28,700	1,494,983

HEALTH CARE EQUIPMENT—1.2%
CR Bard, Inc.	16,400	1,629,504
Thoratec Corp. *	22,600	818,120
		2,447,624
HEALTH CARE FACILITIES—1.7%
HCA Holdings, Inc.	35,000	1,396,150
Tenet Healthcare Corporation *	45,925	2,083,158
		3,479,308
HEALTH CARE SERVICES—0.5%
Catamaran Corp.*	20,090	1,159,796

HEALTH CARE TECHNOLOGY—1.0%
Agilent Technologies, Inc.	26,400	1,094,016
HMS Holdings Corp. *	42,800	1,078,988
		2,173,004
HOMEBUILDING—0.4%
Taylor Morrison Home Corp., Cl. A*	35,800	922,924

HOTELS RESORTS & CRUISE LINES—2.4%
Marriott Vacations Worldwide Corp. *	48,100	2,187,588
Wyndham Worldwide Corporation	47,300	2,841,784
		5,029,372
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	57,300	1,880,586

INDUSTRIAL MACHINERY—1.4%
Ingersoll-Rand PLC	22,300	1,199,740
Pall Corp.	15,200	1,013,992
SPX Corp.	10,200	760,002
		2,973,734
INTERNET SOFTWARE & SERVICES—2.4%
Equinix, Inc. *	9,800	2,098,180
LinkedIn Corp. *	10,800	2,074,572
VistaPrint NV *	18,700	762,960
		4,935,712
LEISURE FACILITIES—0.6%
SeaWorld Entertainment, Inc.*	37,400	1,256,640

LIFE & HEALTH INSURANCE—0.7%
Lincoln National Corp.	46,000	1,564,460

LIFE SCIENCES TOOLS & SERVICES—1.3%
Charles River Laboratories International Inc. *	38,800	1,687,412

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—(CONT.)
Illumina, Inc. *	11,600	$750,404
PerkinElmer, Inc.	12,900	395,385
		2,833,201
METAL & GLASS CONTAINERS—1.0%
Berry Plastics Group, Inc.*	106,700	2,027,300

MOTORCYCLE MANUFACTURERS—1.0%
Harley-Davidson, Inc.	36,700	2,005,655

OFFICE SERVICES & SUPPLIES—0.7%
West Corp.	66,400	1,394,400

OIL & GAS DRILLING—0.2%
Ensco PLC	7,400	426,832

OIL & GAS EQUIPMENT & SERVICES—2.2%
Cameron International Corp. *,^	50,100	3,083,655
Superior Energy Services, Inc. *,^	58,200	1,605,738
		4,689,393
OIL & GAS EXPLORATION & PRODUCTION—4.3%
Cabot Oil & Gas Corp.	23,800	1,619,590
Denbury Resources, Inc. *,^	68,500	1,225,465
Pioneer Natural Resources Co. ^	23,500	2,872,405
Rosetta Resources, Inc. *,^	29,500	1,265,845
Whitinig Petroleum Corp. *,^	48,000	2,136,000
		9,119,305
OIL & GAS REFINING & MARKETING—0.8%
Tesoro Corp.^	31,700	1,692,780

PACKAGED FOODS & MEATS—2.6%
ConAgra Foods, Inc.	80,300	2,840,211
Hershey Co., /The	29,800	2,656,968
		5,497,179
PAPER PRODUCTS—0.6%
International Paper Co.	27,400	1,287,252

PERSONAL PRODUCTS—0.4%
Avon Products, Inc.	37,800	875,448

PHARMACEUTICALS—2.2%
Actavis, Inc. *	34,100	3,605,393
Zoetis, Inc.	30,200	997,204
		4,602,597
REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	16,200	1,604,124

REGIONAL BANKS—0.5%
Zions Bancorporation	43,300	1,066,046

RESEARCH & CONSULTING SERVICES—1.1%
CoStar Group, Inc. *	7,300	791,393
Verisk Analytics, Inc., Cl. A *	23,400	1,434,186
		2,225,579

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESTAURANTS—1.6%
Buffalo Wild Wings, Inc. *	18,900	$1,701,000
Chipotle Mexican Grill, Inc. *	4,500	1,634,355
		3,335,355
SECURITY & ALARM SERVICES—1.1%
ADT Corp., /The	18,700	816,068
Tyco International Ltd.	45,800	1,471,096
		2,287,164
SEMICONDUCTOR EQUIPMENT—0.8%
Lam Research Corp.*	36,700	1,696,274

SEMICONDUCTORS—3.1%
Avago Technologies Ltd.	46,100	1,473,356
Microsemi Corp. *	91,700	1,907,360
NXP Semiconductor NV *	63,600	1,752,180
Skyworks Solutions, Inc. *	58,450	1,289,992
		6,422,888
SPECIALIZED FINANCE—1.1%
IntercontinentalExchange, Inc. *	7,100	1,156,803
Moody’s Corp.	19,400	1,180,490
		2,337,293
SPECIALTY CHEMICALS—2.7%
Celanese Corp.	29,724	1,468,663
Rockwood Holdings, Inc.	39,300	2,550,177
Valspar Corp., /The	25,200	1,608,264
		5,627,104
SPECIALTY STORES—2.0%
Dick’s Sporting Goods, Inc.	41,300	1,986,530
Tractor Supply Co.	20,100	2,154,117
		4,140,647
SYSTEMS SOFTWARE—3.0%
CommVault Systems, Inc. *	16,100	1,183,994
Fortinet, Inc. *	68,300	1,226,668
NetSuite, Inc. *	7,700	677,292
Red Hat, Inc. *	67,400	3,230,482
		6,318,436
TRADING COMPANIES & DISTRIBUTORS—1.7%
WESCO International, Inc. *	14,500	1,039,505
WW Grainger, Inc.	10,200	2,513,994
		3,553,499
WIRELESS TELECOMMUNICATION SERVICES—1.1%
Crown Castle International Corp.*	29,400	2,263,800

TOTAL COMMON STOCKS (Cost $185,560,065)		201,474,752

	SHARES	VALUE
MASTER LIMITED PARTNERSHIP —0.5%
ASSET MANAGEMENT & CUSTODY BANKS—0.5%
KKR & Co., LP	53,100	$1,115,100

TOTAL MASTER LIMITED PARTNERSHIP (Cost $940,751)		1,115,100

REAL ESTATE INVESTMENT TRUST—1.1%
RESIDENTIAL—1.1%
American Homes 4 Rent*(L2)(a)	129,300	2,308,005
TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,939,500)		2,308,005

	CONTRACTS
PURCHASED OPTIONS—0.0%
PUT OPTIONS—0.0%
Cobalt International Energy, Inc./ May/ 22.5*	202	—
SPDR S&P 500 ETF Trust/ May/ 154*,~	148	5,328
SPDR S&P 500 ETF Trust/ May/ 156*,~	74	4,588
(Cost $28,989)		9,916
TOTAL PUT OPTIONS (Cost $28,989)		9,916

CALL OPTIONS—0.0%
Ensco PLC/ May/ 57.5*,^	37	5,180
SM Energy Co./ May/ 65*,^	74	6,290
(Cost $9,171)		11,470
TOTAL PURCHASED OPTIONS (Cost $38,160)		21,386

Total Investments (Cost $188,478,476)(b)	97.8%	204,919,243
Other Assets in Excess of Liabilities	2.2	4,611,276

NET ASSETS	100.0%	$209,530,519

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

^	All or a portion of this security has been pledged as collateral for written call options.
~	All or a portion of this security has been pledged as collateral for written put options.
*	Non-income producing security.
(a)

Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 1.1% of the net assets of the Fund.

(b)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $188,942,922, amounted to $15,976,321 which consisted of aggregate gross unrealized appreciation of $21,743,106 and aggregate gross unrealized depreciation of $5,766,785.

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

	CONTRACTS	SHARES SUBJECT TO PUT/ CALL	VALUE
PUT OPTIONS WRITTEN
Cameron International Corp./ May/ 62.5	74	7,400	$15,910
Cobalt International Energy, Inc./ May/ 27.5	110	11,000	$9,350
Denbury Resources, Inc./ May/ 18(L2)	37	3,700	$1,850
Gulfport Energy Corp./ May/ 42.5(L2)	55	5,500	$1,375
Gulfport Energy Corp./ May/ 45(L2)	55	5,500	$2,475
Peabody Energy Corp./ May/ 21	74	7,400	$9,620
SM Energy Co./ May/ 60	70	7,000	$15,680
SM Energy Co./ May/ 65(L2)	71	7,100	$33,370
SPDR S&P 500 ETF Trust/ May/ 153	148	14,800	$4,292
SPDR S&P 500 ETF Trust/ May/ 155	74	7,400	$3,552
Tesoro Corp./ May/ 55	37	3,700	$12,580
Tesoro Corp./ May/ 60	37	3,700	$25,900
TOTAL PUT OPTIONS WRITTEN (Premiums Received $173,457)			135,954
CALL OPTIONS WRITTEN
Cameron International Corp./ May/ 57.5(L2)	37	3,700	$15,910
Cameron International Corp./ May/ 60	74	7,400	$17,390
Denbury Resources, Inc./ May/ 17(L2)	74	7,400	$7,400
Ensco PLC/ May/ 55	74	7,400	$22,940
Ensco PLC/ May/ 60	74	7,400	$2,960
Pioneer Natural Resources Co./ May/ 115	19	1,900	$16,340
Pioneer Natural Resources Co./ May/ 120	19	1,900	$8,493
Rosetta Resources, Inc./ June/ 40(L2)	37	3,700	$14,800
Rosetta Resources, Inc./ June/ 45(L2)	37	3,700	$4,995
Rosetta Resources, Inc./ May/ 40	37	3,700	$12,950
SM Energy Co./ May/ 55	37	3,700	$22,829
SM Energy Co./ May/ 60	37	3,700	$8,695
Superior Energy Services, Inc./ May/ 25	110	11,000	$29,150
Tesoro Corp./ May/ 50	222	22,200	$87,690
Tesoro Corp./ May/ 55	74	7,400	$10,360
Whiting Petroleum Corp./ June/ 47	37	3,700	$4,292
Whiting Petroleum Corp./ May/ 44	37	3,700	$6,290
Whiting Petroleum Corp./ May/ 47	37	3,700	$1,295
Whiting Petroleum Corp./ May/ 48	37	3,700	$740
TOTAL CALL OPTIONS WRITTEN (Premiums Received $282,607)			295,519
TOTAL OPTIONS WRITTEN (Premiums Received $456,064)			$431,473

(L2)	Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.
‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

See Notes to Financial Statements

THE ALGER FUNDS  |  ALGER SMID CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—92.9%
ADVERTISING—1.1%
Lamar Advertising Co., Cl. A*	245,600	$11,498,992
AEROSPACE & DEFENSE—2.3%
B/E Aerospace, Inc. *	133,600	8,382,064
Hexcel Corp. *	232,150	7,080,575
TransDigm Group, Inc.	59,300	8,705,240
		24,167,879
AIRLINES—1.8%
Alaska Air Group, Inc. *	153,000	9,430,920
Copa Holdings SA	76,550	9,613,149
		19,044,069
APPAREL ACCESSORIES & LUXURY GOODS—2.8%
Fifth & Pacific Cos, Inc. *	515,300	10,625,486
Fossil, Inc. *	81,750	8,021,310
PVH Corp.	94,400	10,894,703
		29,541,499
APPAREL RETAIL—1.9%
ANN, Inc. *	263,400	7,780,836
Ascena Retail Group, Inc. *	385,800	7,137,300
Children’s Place Retail Stores, Inc., /The *	115,850	5,667,382
		20,585,518
APPLICATION SOFTWARE—3.6%
ANSYS, Inc. *	67,300	5,441,878
Aspen Technology, Inc. *	253,550	7,728,204
Cadence Design Systems, Inc. *	886,200	12,229,559
Nuance Communications, Inc. *	347,300	6,612,592
Ultimate Software Group, Inc. *	84,500	8,161,855
		40,174,088
ASSET MANAGEMENT & CUSTODY BANKS—0.9%
Affiliated Managers Group, Inc.*	64,862	10,097,716

AUTO PARTS & EQUIPMENT—1.6%
Dana Holding Corp.	525,795	9,069,964
WABCO Holdings, Inc. *	110,400	7,974,192
		17,044,156
BIOTECHNOLOGY—5.9%
Acorda Therapeutics, Inc. *	144,100	5,702,037
Alkermes PLC *	365,050	11,174,180
BioMarin Pharmaceutical, Inc. *	168,350	11,043,760
Cepheid, Inc. *	244,900	9,338,037
Infinity Pharmaceuticals, Inc. *	63,600	2,740,524
Medivation, Inc. *	64,700	3,410,337
Onyx Pharmaceuticals, Inc. *	61,200	5,801,760
Pharmacyclics, Inc. *	100,300	8,174,450
Synageva BioPharma Corp. *	62,000	3,204,780
Theravance, Inc. *	112,000	3,780,000
		64,369,865

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—0.7%
AO Smith Corp.	103,350	$7,795,691

CABLE & SATELLITE—1.1%
AMC Networks, Inc.*	184,250	11,609,593

COMMUNICATIONS EQUIPMENT—1.4%
Aruba Networks, Inc. *	290,650	6,536,719
JDS Uniphase Corp. *	605,950	8,180,325
		14,717,044
COMPUTER STORAGE & PERIPHERALS—0.4%
Fusion-io, Inc.*	236,200	4,435,836

CONSTRUCTION MATERIALS—0.6%
Eagle Materials Inc.	101,850	6,900,338

DATA PROCESSING & OUTSOURCED SERVICES—3.2%
Alliance Data Systems Corp. *	75,450	12,960,046
MAXIMUS, Inc.	119,600	9,530,924
Total System Services, Inc.	113,200	2,673,784
WEX, Inc. *	122,000	9,245,160
		34,409,914
ELECTRICAL COMPONENTS & EQUIPMENT—0.8%
Hubbell Inc., Cl. B	85,050	8,161,398

ELECTRONIC EQUIPMENT MANUFACTURERS—1.5%
Cognex Corp.	65,850	2,614,245
FEI Co.	102,950	6,576,446
OSI Systems, Inc. *	122,700	7,030,710
		16,221,401
ELECTRONIC MANUFACTURING SERVICES—0.4%
Trimble Navigation Ltd.*	141,990	4,080,793

ENVIRONMENTAL & FACILITIES SERVICES—1.6%
Tetra Tech, Inc. *	394,900	10,381,921
Waste Connections, Inc.	182,275	6,917,336
		17,299,257
FOOD DISTRIBUTORS—0.9%
United Natural Foods, Inc.*	196,250	9,800,725

FOOD RETAIL—0.4%
Fresh Market, Inc., /The*	104,550	4,279,232

GOLD—0.3%
Royal Gold, Inc.	56,550	3,143,049

HEALTH CARE EQUIPMENT—2.6%
Insulet Corp. *	346,800	8,753,231
Sirona Dental Systems, Inc. *	96,150	7,070,871
Thoratec Corp. *	145,400	5,263,480
Volcano Corp. *	314,600	6,383,234
		27,470,816
HEALTH CARE FACILITIES—1.6%
Healthsouth Corp. *	181,550	4,992,625

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—(CONT.)
Universal Health Services, Inc., Cl. B	184,150	$12,262,549
		17,255,174
HEALTH CARE SERVICES—1.0%
Catamaran Corp.*	178,872	10,326,281

HEALTH CARE SUPPLIES—1.4%
Align Technology, Inc. *	247,800	8,207,136
Endologix, Inc. *	479,950	7,208,849
		15,415,985
HEALTH CARE TECHNOLOGY—1.2%
athenahealth, Inc. *	65,500	6,305,030
HMS Holdings Corp. *	269,250	6,787,793
		13,092,823
HOMEBUILDING—0.8%
NVR, Inc.*	8,100	8,343,000

HOTELS RESORTS & CRUISE LINES—1.2%
Marriott Vacations Worldwide Corp.*	275,850	12,545,658

HOUSEWARES & SPECIALTIES—2.0%
Jarden Corp. *	248,650	11,191,736
Tupperware Brands Corp.	122,535	9,839,561
		21,031,297

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
Robert Half International, Inc.	300,500	9,862,410

INDUSTRIAL MACHINERY—2.9%
Actuant Corp., Cl. A	416,700	13,042,709
Lincoln Electric Holdings, Inc.	143,150	7,552,594
Middleby Corp. *	36,300	5,429,754
SPX Corp.	71,500	5,327,465
		31,352,522
INSURANCE BROKERS—0.8%
Brown & Brown, Inc.	285,350	8,842,997

INTERNET RETAIL—0.8%
NetFlix, Inc.*	38,100	8,232,267

INTERNET SOFTWARE & SERVICES—1.7%
DealerTrack Holdings, Inc. *	326,050	9,080,493
IAC/InterActiveCorp.	144,300	6,792,201
OpenTable, Inc. *	43,700	2,420,543
		18,293,237
INVESTMENT BANKING & BROKERAGE—0.6%
LPL Financial Holdings, Inc.	171,200	5,916,672

IT CONSULTING & OTHER SERVICES—1.0%
Gartner, Inc.*	187,550	10,849,768

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	181,950	8,402,451
SeaWorld Entertainment, Inc. *	14,300	480,480

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE FACILITIES—(CONT.)
Six Flags Entertainment Corp.	146,550	$10,679,099
		19,562,030
LEISURE PRODUCTS—0.8%
Brunswick Corp.	261,250	8,271,175

LIFE SCIENCES TOOLS & SERVICES—1.5%
Charles River Laboratories International Inc. *	182,100	7,919,529
Mettler-Toledo International, Inc. *	36,850	7,700,176
		15,619,705
MANAGED HEALTH CARE—1.0%
Centene Corp. *	119,400	5,516,280
Molina Healthcare, Inc. *	168,550	5,595,860
		11,112,140
METAL & GLASS CONTAINERS—2.7%
Berry Plastics Group, Inc. *	484,650	9,208,350
Crown Holdings, Inc. *	269,500	11,502,259
Owens-Illinois, Inc. *	314,750	8,271,630
		28,982,239
OIL & GAS EQUIPMENT & SERVICES—1.9%
Dresser-Rand Group, Inc. *	123,100	6,845,591
Oceaneering International, Inc.	67,550	4,739,984
Oil States International, Inc. *	100,300	8,962,808
		20,548,383
OIL & GAS EXPLORATION & PRODUCTION—3.1%
Nothern Oil and Gas, Inc. *	228,850	2,949,877
Oasis Petroleum, Inc. *	132,150	4,523,495
SM Energy Co.	186,050	11,349,049
Whitinig Petroleum Corp. *	175,150	7,794,174
WPX Energy, Inc. *	390,550	6,104,297
		32,720,892
PACKAGED FOODS & MEATS—2.1%
B&G Foods, Inc.	358,000	11,047,880
Hain Celestial Group, Inc. *	170,300	11,112,075
		22,159,955
PHARMACEUTICALS—0.7%
Questcor Pharmaceuticals, Inc.	54,650	1,679,941
ViroPharma, Inc. *	199,300	5,430,925
		7,110,866
RAILROADS—1.0%
Genesee & Wyoming, Inc., Cl. A*	122,100	10,402,920

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	81,500	8,070,130

REGIONAL BANKS—1.7%
Texas Capital Bancshares, Inc. *	220,050	9,167,283
Zions Bancorporation	368,500	9,072,470
		18,239,753

	SHARES	VALUE
COMMON STOCKS—(CONT.)
RESEARCH & CONSULTING SERVICES—0.6%
Equifax, Inc.	112,900	$6,909,480

RESTAURANTS—1.2%
Dunkin’ Brands Group, Inc.	319,150	12,386,212

SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	258,668	11,955,635

SEMICONDUCTORS—2.1%
Mellanox Technologies Ltd. *	86,405	4,404,927
Microsemi Corp. *	359,150	7,470,320
ON Semiconductor Corp. *	675,650	5,310,609
Skyworks Solutions, Inc. *	236,200	5,212,934
		22,398,790
SPECIALIZED CONSUMER SERVICES—0.2%
Sotheby’s	59,050	2,095,094

SPECIALTY CHEMICALS—4.3%
Chemtura Corp. *	504,850	10,733,110
Cytec Industries, Inc.	146,100	10,644,845
PolyOne Corp.	390,050	8,787,827
Rockwood Holdings, Inc.	147,750	9,587,498
Valspar Corp., /The	121,955	7,783,168
		47,536,448
SPECIALTY STORES—2.1%
Dick’s Sporting Goods, Inc.	227,500	10,942,750
GNC Holdings, Inc., Cl. A	254,300	11,527,419
		22,470,169
SYSTEMS SOFTWARE—2.8%
CommVault Systems, Inc. *	139,700	10,273,538
Fortinet, Inc. *	418,800	7,521,648
NetSuite, Inc. *	142,250	12,512,309
		30,307,495
THRIFTS & MORTGAGE FINANCE—0.5%
Northwest Bancshares, Inc.	405,150	4,963,088

TRADING COMPANIES & DISTRIBUTORS—2.0%
MRC Global, Inc. *	238,300	7,137,085
United Rentals, Inc. *	101,400	5,334,654
WESCO International, Inc. *	129,900	9,312,531
		21,784,270
WIRELESS TELECOMMUNICATION SERVICES—1.2%
SBA Communications Corp., Cl. A*	169,050	13,353,260

TOTAL COMMON STOCKS (Cost $798,338,555)		997,169,089

MASTER LIMITED PARTNERSHIP —0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	863,400	8,858,484

TOTAL MASTER LIMITED PARTNERSHIP (Cost $8,056,506)		8,858,484

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—4.0%
MORTGAGE—1.3%
American Capital Mortgage Investment Corp.	204,200	$5,423,552
Two Harbors Investment Corp.	728,600	8,728,628
		14,152,180
RESIDENTIAL—0.4%
Silver Bay Realty Trust Corp.	205,274	3,916,628

RETAIL—1.5%
Tanger Factory Outlet Centers	207,100	7,687,552
Taubman Centers, Inc.	95,750	8,187,583
		15,875,135
SPECIALIZED—0.8%
Ryman Hospitality Properties	189,442	8,422,591

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $37,469,481)		42,366,534

Total Investments (Cost $843,864,542)(a)	97.7%	1,048,394,107
Other Assets in Excess of Liabilities	2.3	24,037,486

NET ASSETS	100.0%	$1,072,431,593

‡	Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.
*	Non-income producing security.
(a)

At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $845,438,152, amounted to $202,955,955 which consisted of aggregate gross unrealized appreciation of $216,803,160 and aggregate gross unrealized depreciation of $13,847,205.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER SMALL CAP GROWTH FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—92.1%
AEROSPACE & DEFENSE—1.5%
Esterline Technologies Corp. *	21,220	$1,592,349
Hexcel Corp. *	67,500	2,058,750
		3,651,099
AIR FREIGHT & LOGISTICS—1.0%
HUB Group, Inc., Cl. A*	63,500	2,327,275

AIRLINES—1.7%
Alaska Air Group, Inc. *	41,700	2,570,388
US Airways Group, Inc. *	97,800	1,652,820
		4,223,208
ALTERNATIVE CARRIERS—0.9%
Cogent Communications Group, Inc.	75,400	2,159,456

APPAREL ACCESSORIES & LUXURY GOODS—1.1%
Fifth & Pacific Cos, Inc.*	133,800	2,758,956

APPAREL RETAIL—2.9%
ANN, Inc. *	65,700	1,940,778
Children’s Place Retail Stores, Inc., /The *	26,200	1,281,704
DSW, Inc., Cl. A	33,800	2,234,856
Stage Stores, Inc.	59,100	1,636,479
		7,093,817
APPLICATION SOFTWARE—4.3%
Aspen Technology, Inc. *	80,100	2,441,448
BroadSoft, Inc. *	63,200	1,615,392
Cadence Design Systems, Inc. *	200,500	2,766,900
Synchronoss Technologies, Inc. *	40,500	1,147,770
Ultimate Software Group, Inc. *	25,000	2,414,750
		10,386,260
ASSET MANAGEMENT & CUSTODY BANKS—1.1%
WisdomTree Investments, Inc.*	223,300	2,590,280

AUTO PARTS & EQUIPMENT—1.6%
American Axle & Manufacturing Holdings, Inc. *	116,200	1,553,594
Dana Holding Corp.	133,400	2,301,150
		3,854,744
BIOTECHNOLOGY—6.6%
ACADIA Pharmaceuticals, Inc. *	36,500	470,485
Acorda Therapeutics, Inc. *	41,200	1,630,284
Alkermes PLC *	83,600	2,558,996
Cepheid, Inc. *	56,200	2,142,906
Cubist Pharmaceuticals, Inc. *	31,000	1,423,520
Idenix Pharmaceuticals, Inc. *	152,100	562,770
Infinity Pharmaceuticals, Inc. *	22,600	973,834
Orexigen Therapeutics, Inc. *	152,500	927,200
Pharmacyclics, Inc. *	22,804	1,858,526
Seattle Genetics, Inc. *	29,000	1,071,550
Synageva BioPharma Corp. *	25,400	1,312,926
Theravance, Inc. *	35,500	1,198,125
		16,131,122

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BUILDING PRODUCTS—0.8%
AO Smith Corp.	24,500	$1,848,035

COMMUNICATIONS EQUIPMENT—2.2%
Aruba Networks, Inc. *	48,000	1,079,520
Finisar Corp. *	84,500	1,084,980
RADWARE Ltd. *	101,400	1,519,986
Ruckus Wireless, Inc. *	83,882	1,618,923
		5,303,409
COMPUTER HARDWARE—0.7%
Silicon Graphics International Corp.*	123,100	1,600,300

COMPUTER STORAGE & PERIPHERALS—0.4%
Fusion-io, Inc.*	48,000	901,440

CONSTRUCTION & ENGINEERING—0.7%
Primoris Services Corp.	73,800	1,626,552

CONSTRUCTION MATERIALS—0.8%
Eagle Materials Inc.	30,200	2,046,050

DATA PROCESSING & OUTSOURCED SERVICES—1.9%
EVERTEC, Inc. *	7,400	148,370
MAXIMUS, Inc.	31,600	2,518,204
WEX, Inc. *	27,275	2,066,899
		4,733,473

ELECTRICAL COMPONENTS & EQUIPMENT—0.5%
Acuity Brands Inc.	17,100	1,247,616

ELECTRONIC EQUIPMENT MANUFACTURERS—1.7%
Cognex Corp.	67,200	2,667,840
OSI Systems, Inc. *	27,700	1,587,210
		4,255,050
ENVIRONMENTAL & FACILITIES SERVICES—1.0%
Tetra Tech, Inc.*	93,600	2,460,744

FOOD DISTRIBUTORS—1.0%
United Natural Foods, Inc.*	47,300	2,362,162

FOOD RETAIL—0.4%
Fresh Market, Inc., /The*	23,700	970,041

FOOTWEAR—0.6%
Wolverine World Wide, Inc.	28,800	1,375,776

FOREST PRODUCTS—0.5%
Boise Cascade Co.*	35,600	1,140,268

HEALTH CARE EQUIPMENT—3.9%
HeartWare International, Inc. *	18,200	1,769,040
Insulet Corp. *	91,600	2,311,984
NxStage Medical, Inc. *	103,200	1,152,744
Thoratec Corp. *	32,628	1,181,134
Volcano Corp. *	71,300	1,446,677
Wright Medical Group, Inc. *	63,500	1,488,440
		9,350,019

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.8%
Healthsouth Corp. *	72,300	$1,988,250
Tenet Healthcare Corporation *	51,500	2,336,040
		4,324,290
HEALTH CARE SERVICES—1.2%
Team Health Holdings, Inc.*	77,500	2,889,200

HEALTH CARE SUPPLIES—1.6%
Align Technology, Inc. *	59,700	1,977,264
Endologix, Inc. *	121,700	1,827,934
		3,805,198
HEALTH CARE TECHNOLOGY—1.8%
athenahealth, Inc. *	17,700	1,703,802
Greenway Medical Technologies *	84,400	1,136,868
HMS Holdings Corp. *	63,500	1,600,835
		4,441,505
HOME FURNISHINGS—0.5%
Ethan Allen Interiors, Inc.	38,879	1,138,377

HOMEBUILDING—0.6%
Taylor Morrison Home Corp., Cl. A*	55,700	1,435,946

HOMEFURNISHING RETAIL—1.1%
Pier 1 Imports, Inc.	118,400	2,748,064

HOTELS RESORTS & CRUISE LINES—1.7%
Interval Leisure Group	73,800	1,406,628
Marriott Vacations Worldwide Corp. *	61,000	2,774,280
		4,180,908
HUMAN RESOURCE & EMPLOYMENT SERVICES—0.9%
On Assignment, Inc.*	94,600	2,295,942

INDUSTRIAL MACHINERY—4.1%
Actuant Corp., Cl. A	92,540	2,896,502
Chart Industries, Inc. *	22,800	1,933,668
ExOne Co., /The *	49,500	1,900,800
Middleby Corp. *	14,400	2,153,952
RBC Bearings, Inc. *	24,000	1,154,400
		10,039,322
INTERNET SOFTWARE & SERVICES—3.7%
Cornerstone OnDemand, Inc. *	75,200	2,728,256
DealerTrack Holdings, Inc. *	73,900	2,058,115
E2open, Inc. *	50,400	716,184
ExactTarget, Inc. *	105,500	2,065,690
Trulia, Inc. *	51,800	1,505,308
		9,073,553
IT CONSULTING & OTHER SERVICES—0.7%
InterXion Holding NV*	64,600	1,616,938

LEISURE FACILITIES—1.8%
Life Time Fitness, Inc. *	41,975	1,938,405
Six Flags Entertainment Corp.	32,600	2,375,562
		4,313,967

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LEISURE PRODUCTS—0.8%
Brunswick Corp.	61,411	$1,944,272

LIFE SCIENCES TOOLS & SERVICES—1.1%
Charles River Laboratories International Inc. *	28,000	1,217,720
PAREXEL International Corp. *	35,108	1,437,673
		2,655,393
MANAGED HEALTH CARE—1.1%
Centene Corp. *	28,300	1,307,460
Molina Healthcare, Inc. *	40,000	1,328,000
		2,635,460
METAL & GLASS CONTAINERS—1.0%
Berry Plastics Group, Inc.*	127,300	2,418,700

MOVIES & ENTERTAINMENT—1.0%
Lions Gate Entertainment Corp.*	94,800	2,351,988

OIL & GAS EQUIPMENT & SERVICES—1.2%
Bristow Group, Inc.	23,700	1,497,840
Dril-Quip, Inc. *	18,220	1,525,196
		3,023,036
OIL & GAS EXPLORATION & PRODUCTION—4.1%
Approach Resources, Inc. *	76,400	1,812,208
Berry Petroleum Co., Cl. A	20,700	991,737
Energy XXI Bermuda Ltd.	75,000	1,705,500
Kodiak Oil & Gas Corp. *	186,400	1,459,512
Nothern Oil and Gas, Inc. *	138,000	1,778,820
Rosetta Resources, Inc. *	51,800	2,222,738
		9,970,515
PACKAGED FOODS & MEATS—2.1%
B&G Foods, Inc.	80,000	2,468,800
Hain Celestial Group, Inc. *	38,620	2,519,955
		4,988,755
PHARMACEUTICALS—0.8%
Questcor Pharmaceuticals, Inc.	20,600	633,244
ViroPharma, Inc. *	52,600	1,433,350
		2,066,594
RAILROADS—1.2%
Genesee & Wyoming, Inc., Cl. A*	32,900	2,803,080

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	18,500	1,831,870

REGIONAL BANKS—0.9%
Texas Capital Bancshares, Inc.*	54,800	2,282,968

RESEARCH & CONSULTING SERVICES—0.8%
CoStar Group, Inc.*	18,400	1,994,744

RESTAURANTS—2.0%
Buffalo Wild Wings, Inc. *	22,600	2,034,000
Domino’s Pizza, Inc.	50,600	2,793,120
		4,827,120

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTORS—2.4%
Applied Micro Circuits Corporation *	119,904	$894,484
Cypress Semiconductor Corp.	135,600	1,368,204
Freescale Semiconductor Holdings Ltd. *	2,600	40,248
Microsemi Corp. *	109,397	2,275,457
Semtech Corp. *	37,400	1,199,418
		5,777,811
SPECIALIZED CONSUMER SERVICES—0.3%
Sotheby’s	19,400	688,312

SPECIALTY CHEMICALS—2.8%
Chemtura Corp. *	113,500	2,413,010
Cytec Industries, Inc.	36,200	2,637,532
PolyOne Corp.	79,800	1,797,894
		6,848,436
SPECIALTY STORES—1.8%
Five Below, Inc.	66,300	2,386,137
Vitamin Shoppe, Inc. *	42,900	2,108,535
		4,494,672
SYSTEMS SOFTWARE—2.1%
CommVault Systems, Inc. *	31,700	2,331,218
Infoblox, Inc. *	64,600	1,428,306
Sourcefire, Inc. *	27,300	1,303,848
		5,063,372
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	110,800	1,357,300

TRADING COMPANIES & DISTRIBUTORS—0.9%
Beacon Roofing Supply, Inc.*	58,600	2,234,418

TRUCKING—1.0%
Avis Budget Group, Inc.*	81,100	2,338,924

TOTAL COMMON STOCKS (Cost $187,632,303)		223,298,102

MASTER LIMITED PARTNERSHIP —0.7%
ASSET MANAGEMENT & CUSTODY BANKS—0.7%
Fortress Investment Group LLC, Cl. A	274,800	1,769,712

TOTAL MASTER LIMITED PARTNERSHIP (Cost $1,534,625)		1,769,712

REAL ESTATE INVESTMENT TRUST—3.5%
MORTGAGE—1.4%
American Capital Mortgage Investment Corp.	54,700	1,452,832
Two Harbors Investment Corp.	165,800	1,986,284
		3,439,116
RESIDENTIAL—1.3%
American Homes 4 Rent *(L2)(a)	74,900	1,336,965
Silver Bay Realty Trust Corp.	90,895	1,734,277
		3,071,242

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—(CONT.)
SPECIALIZED—0.8%
Ryman Hospitality Properties	42,791	$1,902,488

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $7,589,557)		8,412,846

Total Investments (Cost $196,756,485)(b)	96.3%	233,480,660
Other Assets in Excess of Liabilities	3.7	9,095,428

NET ASSETS	100.0%	$242,576,088

‡       Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*       Non-income producing security.

(a)    Pursuant to Securities and Exchange Commission Rule 144A, these securities may be sold prior to their maturity only to qualified institutional buyers.  These securities are deemed to be liquid and represent 0.6% of the net assets of the Fund.

(b)    At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $197,200,803, amounted to $36,279,857 which consisted of aggregate gross unrealized appreciation of $43,374,451 and aggregate gross unrealized depreciation of $7,094,594.

(L2)  Security classified as Level 2 for ASC 820 disclosure purposes based on valuation inputs.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH OPPORTUNITIES FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—92.8%
ADVERTISING—1.0%
Lamar Advertising Co., Cl. A*	2,755	$128,989

AEROSPACE & DEFENSE—2.4%
B/E Aerospace, Inc. *	1,885	118,265
Esterline Technologies Corp. *	950	71,288
Hexcel Corp. *	4,295	130,997
		320,550
AIRLINES—1.9%
Alaska Air Group, Inc. *	2,485	153,175
Copa Holdings SA	770	96,697
		249,872
APPAREL ACCESSORIES & LUXURY GOODS—2.6%
Fifth & Pacific Cos, Inc. *	7,115	146,711
Fossil, Inc. *	770	75,552
PVH Corp.	1,060	122,335
		344,598
APPAREL RETAIL—1.6%
ANN, Inc. *	2,965	87,586
DSW, Inc., Cl. A	1,810	119,677
		207,263
APPLICATION SOFTWARE—3.8%
Aspen Technology, Inc. *	4,050	123,444
BroadSoft, Inc. *	3,095	79,108
Cadence Design Systems, Inc. *	8,370	115,506
Synchronoss Technologies, Inc. *	2,405	68,158
Ultimate Software Group, Inc. *	1,185	114,459
		500,675
ASSET MANAGEMENT & CUSTODY BANKS—2.0%
Affiliated Managers Group, Inc. *	790	122,987
WisdomTree Investments, Inc. *	11,740	136,184
		259,171
AUTO PARTS & EQUIPMENT—2.4%
American Axle & Manufacturing Holdings, Inc. *	6,755	90,314
Dana Holding Corp.	6,900	119,025
WABCO Holdings, Inc. *	1,420	102,567
		311,906
BIOTECHNOLOGY—6.0%
Acorda Therapeutics, Inc. *	1,560	61,729
Alkermes PLC *	3,810	116,624
BioMarin Pharmaceutical, Inc. *	1,760	115,456
Cepheid, Inc. *	2,690	102,570
Cubist Pharmaceuticals, Inc. *	1,435	65,895
Medivation, Inc. *	1,250	65,888
Merrimack Pharmaceuticals, Inc. *	6,425	31,611
Onyx Pharmaceuticals, Inc. *	925	87,690
Pharmacyclics, Inc. *	1,180	96,170

	SHARES	VALUE
COMMON STOCKS—(CONT.)
BIOTECHNOLOGY—(CONT.)
Synageva BioPharma Corp. *	1,005	$51,948
		795,581
BUILDING PRODUCTS—0.6%
AO Smith Corp.	995	75,053

CABLE & SATELLITE—1.1%
AMC Networks, Inc.*	2,225	140,197

COMMUNICATIONS EQUIPMENT—1.5%
JDS Uniphase Corp. *	4,590	61,965
Procera Networks, Inc. *	5,650	62,659
Ruckus Wireless, Inc. *	3,810	73,533
		198,157
COMPUTER HARDWARE—0.7%
Silicon Graphics International Corp.*	7,395	96,135

CONSTRUCTION MATERIALS—0.7%
Eagle Materials Inc.	1,300	88,075

DATA PROCESSING & OUTSOURCED SERVICES—1.9%
Alliance Data Systems Corp. *	835	143,428
MAXIMUS, Inc.	1,405	111,964
		255,392
ELECTRIC UTILITIES—0.5%
ITC Holdings Corp.	785	72,393

ELECTRICAL COMPONENTS & EQUIPMENT—0.9%
Hubbell Inc., Cl. B	1,175	112,753

ELECTRONIC COMPONENTS—0.4%
Universal Display Corp.*	1,585	49,832

ELECTRONIC EQUIPMENT MANUFACTURERS—0.6%
OSI Systems, Inc.*	1,495	85,664

ELECTRONIC MANUFACTURING SERVICES—0.5%
Fabrinet*	4,875	66,934

ENVIRONMENTAL & FACILITIES SERVICES—1.4%
Tetra Tech, Inc. *	3,630	95,432
Waste Connections, Inc.	2,505	95,065
		190,497
FOOD DISTRIBUTORS—0.8%
United Natural Foods, Inc.*	2,045	102,127

FOOD RETAIL—0.5%
Fresh Market, Inc., /The*	1,690	69,172

FOREST PRODUCTS—0.5%
Boise Cascade Co.*	2,055	65,822

HEALTH CARE EQUIPMENT—2.0%
HeartWare International, Inc. *	915	88,938
Insulet Corp. *	4,725	119,259
Volcano Corp. *	2,780	56,406
		264,603

	SHARES	VALUE
COMMON STOCKS—(CONT.)
HEALTH CARE FACILITIES—1.0%
Universal Health Services, Inc., Cl. B	2,055	$136,842

HEALTH CARE SERVICES—2.2%
Catamaran Corp. *	2,416	139,476
Team Health Holdings, Inc. *	3,905	145,578
		285,054
HEALTH CARE SUPPLIES—0.8%
Align Technology, Inc.*	3,015	99,857

HEALTH CARE TECHNOLOGY—1.1%
Greenway Medical Technologies *	5,250	70,717
HMS Holdings Corp. *	3,090	77,899
		148,616
HOME FURNISHING RETAIL—0.6%
Williams-Sonoma, Inc.	1,440	77,299

HOME FURNISHINGS—0.4%
Ethan Allen Interiors, Inc.	2,000	58,560

HOMEBUILDING—1.2%
NVR, Inc. *	100	103,000
TRI Pointe Homes, Inc. *	3,160	60,040
		163,040
HOTELS RESORTS & CRUISE LINES—1.7%
Interval Leisure Group	4,150	79,099
Marriott Vacations Worldwide Corp. *	3,120	141,898
		220,997
HOUSEWARES & SPECIALTIES—1.0%
Jarden Corp.*	2,872	129,269

HUMAN RESOURCE & EMPLOYMENT SERVICES—0.7%
On Assignment, Inc.*	3,835	93,076

INDUSTRIAL MACHINERY—4.1%
Actuant Corp., Cl. A	4,850	151,805
ExOne Co., /The *	4,490	172,416
Lincoln Electric Holdings, Inc.	1,640	86,527
RBC Bearings, Inc. *	1,310	63,011
SPX Corp.	840	62,588
		536,347
INTERNET SOFTWARE & SERVICES—6.0%
Cornerstone OnDemand, Inc. *	4,445	161,265
DealerTrack Holdings, Inc. *	3,760	104,716
eGain Communications Corp. *	13,425	107,534
ExactTarget, Inc. *	5,450	106,711
IAC/InterActiveCorp.	1,690	79,548
SPS Commerce, Inc. *	3,285	154,822
Trulia, Inc. *	2,575	74,830
		789,426
IT CONSULTING & OTHER SERVICES—1.8%
Gartner, Inc. *	2,170	125,534

	SHARES	VALUE
COMMON STOCKS—(CONT.)
IT CONSULTING & OTHER SERVICES—(CONT.)
InterXion Holding NV *	4,195	$105,001
		230,535
LEISURE FACILITIES—1.1%
Six Flags Entertainment Corp.	1,970	143,554

LEISURE PRODUCTS—0.8%
Brunswick Corp.	3,405	107,802

LIFE SCIENCES TOOLS & SERVICES—0.7%
Charles River Laboratories International Inc.*	2,080	90,459

MANAGED HEALTH CARE—0.5%
Centene Corp.*	1,365	63,063

METAL & GLASS CONTAINERS—1.0%
Berry Plastics Group, Inc.*	7,030	133,570

OIL & GAS EQUIPMENT & SERVICES—1.2%
Bristow Group, Inc.	1,005	63,516
Oil States International, Inc. *	1,020	91,147
		154,663
OIL & GAS EXPLORATION & PRODUCTION—3.2%
Energy XXI Bermuda Ltd.	3,000	68,220
Kodiak Oil & Gas Corp. *	11,885	93,060
Rosetta Resources, Inc. *	1,715	73,591
SM Energy Co.	1,980	120,780
WPX Energy, Inc. *	3,775	59,003
		414,654
PACKAGED FOODS & MEATS—2.0%
Annie’s, Inc. *	1,530	57,819
B&G Foods, Inc.	2,505	77,304
Hain Celestial Group, Inc. *	2,000	130,500
		265,623
PHARMACEUTICALS—0.4%
ViroPharma, Inc.*	1,890	51,503

RAILROADS—1.1%
Genesee & Wyoming, Inc., Cl. A*	1,630	138,876

REAL ESTATE SERVICES—0.8%
Jones Lang LaSalle, Inc.	1,095	108,427

REGIONAL BANKS—1.6%
Texas Capital Bancshares, Inc. *	2,560	106,650
Zions Bancorporation	4,225	104,019
		210,669
RESEARCH & CONSULTING SERVICES—0.5%
Equifax, Inc.	1,145	70,074

RESTAURANTS—1.6%
Del Frisco’s Restaurant Group, Inc. *	3,935	66,541
Dunkin’ Brands Group, Inc.	3,765	146,120
		212,661

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SEMICONDUCTOR EQUIPMENT—1.1%
Lam Research Corp.*	3,053	$141,110

SEMICONDUCTORS—2.1%
Mellanox Technologies Ltd. *	1,055	53,784
Microsemi Corp. *	4,015	83,512
ON Semiconductor Corp. *	8,775	68,971
Skyworks Solutions, Inc. *	2,880	63,562
		269,829
SPECIALIZED CONSUMER SERVICES—0.3%
Sotheby’s	1,080	38,318

SPECIALTY CHEMICALS—2.7%
PolyOne Corp.	4,850	109,270
Rockwood Holdings, Inc.	2,265	146,976
Valspar Corp., /The	1,590	101,474
		357,720
SPECIALTY STORES—2.6%
Five Below, Inc.	3,515	126,505
Tractor Supply Co.	995	106,634
Vitamin Shoppe, Inc. *	2,265	111,325
		344,464
SYSTEMS SOFTWARE—2.4%
CommVault Systems, Inc. *	1,085	79,791
Fortinet, Inc. *	5,075	91,147
Infoblox, Inc. *	3,840	84,902
Sourcefire, Inc. *	1,200	57,312
		313,152
THRIFTS & MORTGAGE FINANCE—0.6%
Northwest Bancshares, Inc.	6,805	83,361

TRADING COMPANIES & DISTRIBUTORS—1.6%
MRC Global, Inc. *	2,185	65,441
Rush Enterprises, Inc., Cl. A *	3,295	75,423
United Rentals, Inc. *	1,230	64,710
		205,574
TRUCKING—0.7%
Avis Budget Group, Inc.*	3,180	91,711

WIRELESS TELECOMMUNICATION SERVICES—1.3%
SBA Communications Corp., Cl. A*	2,125	167,854
TOTAL COMMON STOCKS
(Cost $9,879,223)		12,199,020

MASTER LIMITED PARTNERSHIP—0.8%
ASSET MANAGEMENT & CUSTODY BANKS—0.8%
Och-Ziff Capital Management Group LLC, Cl. A	10,285	105,524
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $102,108)		105,524

	SHARES	VALUE
REAL ESTATE INVESTMENT TRUST—4.2%
MORTGAGE—1.4%
American Capital Mortgage Investment Corp.	2,525	$67,064
Two Harbors Investment Corp.	9,295	111,354
		178,418
RESIDENTIAL—0.7%
Silver Bay Realty Trust Corp.	4,588	87,539

RETAIL—1.4%
Tanger Factory Outlet Centers	2,655	98,554
Taubman Centers, Inc.	1,005	85,937
		184,491
SPECIALIZED—0.7%
Ryman Hospitality Properties	2,130	94,700
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $487,763)		545,148

Total Investments
(Cost $10,469,094)(a)	97.8%	12,849,692
Other Assets in Excess of Liabilities	2.2	294,462

NET ASSETS	100.0%	$13,144,154

‡               Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

(a)         At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $10,483,061, amounted to $2,366,631 which consisted of aggregate gross unrealized appreciation of $2,609,837 and aggregate gross unrealized depreciation of $243,206.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER HEALTH SCIENCES FUND

Schedule of Investments ‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—93.9%
BIOTECHNOLOGY—18.0%
Alexion Pharmaceuticals, Inc. *	41,050	$4,022,900
Amgen, Inc.	53,300	5,554,393
BioMarin Pharmaceutical, Inc. *	14,750	967,600
Cepheid, Inc. *	65,750	2,507,047
Gilead Sciences, Inc. *	142,050	7,193,412
Idenix Pharmaceuticals, Inc. *	244,400	904,280
Infinity Pharmaceuticals, Inc. *	26,600	1,146,194
Medivation, Inc. *	19,450	1,025,210
Merrimack Pharmaceuticals, Inc. *	332,995	1,638,335
Onyx Pharmaceuticals, Inc. *	26,650	2,526,420
Pharmacyclics, Inc. *	7,100	578,650
Seattle Genetics, Inc. *	24,850	918,208
Synageva BioPharma Corp. *	34,600	1,788,474
Theravance, Inc. *	40,500	1,366,875
Vertex Pharmaceuticals, Inc. *	17,950	1,378,919
		33,516,917
HEALTH CARE EQUIPMENT—11.3%
Covidien PLC	62,850	4,012,344
CR Bard, Inc.	36,650	3,641,544
HeartWare International, Inc. *	10,200	991,440
Insulet Corp. *	90,860	2,293,306
Medtronic, Inc.	79,850	3,727,398
NxStage Medical, Inc. *	143,100	1,598,427
Thoratec Corp. *	25,000	905,000
Volcano Corp. *	95,209	1,931,791
Wright Medical Group, Inc. *	83,371	1,954,216
		21,055,466
HEALTH CARE FACILITIES—11.1%
HCA Holdings, Inc.	184,650	7,365,688
Healthsouth Corp. *	62,450	1,717,375
Tenet Healthcare Corporation *	151,138	6,855,620
Universal Health Services, Inc., Cl. B	71,800	4,781,162
		20,719,845
HEALTH CARE SERVICES—4.1%
Catamaran Corp. *	35,000	2,020,550
Express Scripts, Inc. *	67,900	4,031,223
Team Health Holdings, Inc. *	40,650	1,515,432
		7,567,205
HEALTH CARE SUPPLIES—2.0%
Align Technology, Inc. *	53,250	1,763,640
Endologix, Inc. *	127,450	1,914,299
		3,677,939
HEALTH CARE TECHNOLOGY—1.4%
Greenway Medical Technologies *	88,500	1,192,095
HMS Holdings Corp. *	54,700	1,378,987
		2,571,082

	SHARES	VALUE
COMMON STOCKS—(CONT.)
LIFE SCIENCES TOOLS & SERVICES—1.2%
Charles River Laboratories International Inc. *	26,600	$1,156,834
PerkinElmer, Inc.	36,925	1,131,751
		2,288,585
MANAGED HEALTH CARE—9.1%
Centene Corp. *	40,200	1,857,240
Cigna Corp.	28,450	1,882,537
Molina Healthcare, Inc. *	111,450	3,700,140
UnitedHealth Group, Inc.	157,800	9,456,954
		16,896,871
PHARMACEUTICALS—35.7%
AbbVie, Inc.	167,550	7,715,677
Actavis, Inc. *	70,350	7,438,106
Allergan, Inc.	8,350	948,143
Bristol-Myers Squibb Co.	228,500	9,076,020
Eli Lilly & Co.	73,677	4,080,232
GlaxoSmithKline PLC #	96,600	4,988,424
Impax Laboratories, Inc. *	62,726	1,097,705
Johnson & Johnson	56,200	4,789,926
Merck & Co., Inc.	72,850	3,423,950
Mylan, Inc. *	46,250	1,346,338
Pfizer, Inc.	308,900	8,979,723
Shire PLC #	41,100	3,848,604
Valeant Pharmaceuticals International, Inc. *	62,504	4,755,304
ViroPharma, Inc. *	52,900	1,441,525
Warner Chilcott PLC, Cl. A	64,750	931,105
Zoetis, Inc.	42,650	1,408,303
		66,269,085
TOTAL COMMON STOCKS
(Cost $140,721,277)		174,562,995

	CONTRACTS
PURCHASED OPTIONS—0.2%
PUT OPTIONS—0.2%
SPDR S&P 500 ETF Trust/ June/ 159* (Cost $380,268)	1,000	314,000

Total Investments
(Cost $141,101,545)(a)	94.1%	174,876,995
Other Assets in Excess of Liabilities	5.9	10,981,322

NET ASSETS	100.0%	$185,858,317

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $141,837,612, amounted to $33,039,383 which consisted of aggregate gross unrealized appreciation of $36,817,767 and aggregate gross unrealized depreciation of $3,778,384.

See Notes to Financial Statements.

THE ALGER FUNDS  |  ALGER GROWTH & INCOME FUND

Schedule of Investments‡ (Unaudited) April 30, 2013

	SHARES	VALUE
COMMON STOCKS—91.2%
AEROSPACE & DEFENSE—3.5%
Boeing Co., /The	11,620	$1,062,184
General Dynamics Corp.	13,900	1,028,044
Honeywell International, Inc.	16,600	1,220,764
		3,310,992
AIR FREIGHT & LOGISTICS—0.7%
United Parcel Service, Inc., Cl. B	7,700	660,968

AIRLINES—0.5%
Copa Holdings SA	4,000	502,320

APPAREL RETAIL—0.5%
L Brands, Inc.	9,300	468,813

ASSET MANAGEMENT & CUSTODY BANKS—1.9%
Ameriprise Financial, Inc.	8,100	603,693
BlackRock, Inc.	4,600	1,225,900
		1,829,593
AUTO PARTS & EQUIPMENT—0.7%
Delphi Automotive PLC	13,500	623,835

BIOTECHNOLOGY—0.8%
Amgen, Inc.	7,000	729,470

CABLE & SATELLITE—0.7%
Comcast Corporation, Cl. A	16,600	685,580

COMMODITY CHEMICALS—0.6%
LyondellBasell Industries NV, Cl. A	8,700	528,090

COMMUNICATIONS EQUIPMENT—3.2%
Cisco Systems, Inc.	52,400	1,096,208
Corning, Inc.	33,200	481,400
QUALCOMM, Inc.	23,300	1,435,746
		3,013,354
COMPUTER HARDWARE—3.4%
Apple, Inc.	7,165	3,172,304

CONSUMER FINANCE—0.7%
American Express Co.	9,800	670,418

DIVERSIFIED BANKS—1.7%
Wells Fargo & Co.	43,000	1,633,140

DIVERSIFIED CHEMICALS—0.6%
Dow Chemical Co., /The	16,000	542,560

DRUG RETAIL—1.1%
CVS Caremark Corp.	17,500	1,018,150

ELECTRIC UTILITIES—1.1%
Southern Co., /The	21,600	1,041,768

ELECTRICAL COMPONENTS & EQUIPMENT—1.1%
Eaton Corp., PLC	16,200	994,842

FERTILIZERS & AGRICULTURAL CHEMICALS—1.4%
Monsanto Co.	7,400	790,468

	SHARES	VALUE
COMMON STOCKS—(CONT.)
FERTILIZERS & AGRICULTURAL CHEMICALS—(CONT.)
Mosaic Co., /The	9,200	$566,628
		1,357,096
FOOTWEAR—0.6%
NIKE, Inc., Cl. B	9,000	572,400

GENERAL MERCHANDISE STORES—1.2%
Target Corp.	16,300	1,150,128

HEALTH CARE EQUIPMENT—1.0%
Medtronic, Inc.	19,600	914,928

HOME IMPROVEMENT RETAIL—1.7%
Home Depot, Inc., /The	21,700	1,591,695

HOTELS RESORTS & CRUISE LINES—0.5%
Wyndham Worldwide Corporation	7,900	474,632

HOUSEHOLD PRODUCTS—2.3%
Procter & Gamble Co., /The	27,825	2,136,125

HYPERMARKETS & SUPER CENTERS—1.8%
Costco Wholesale Corp.	4,300	466,249
Wal-Mart Stores, Inc.	15,200	1,181,344
		1,647,593
INDUSTRIAL CONGLOMERATES—2.2%
General Electric Co.	94,700	2,110,863

INTEGRATED OIL & GAS—5.5%
Exxon Mobil Corp.	33,900	3,016,761
Royal Dutch Shell PLC #	31,600	2,147,852
		5,164,613
INTEGRATED TELECOMMUNICATION SERVICES—3.7%
AT&T, Inc.	31,800	1,191,228
Verizon Communications, Inc.	42,000	2,264,220
		3,455,448
INTERNET SOFTWARE & SERVICES—1.7%
Google, Inc., Cl. A*	1,905	1,570,806

INVESTMENT BANKING & BROKERAGE—1.2%
Morgan Stanley	50,700	1,123,005

IT CONSULTING & OTHER SERVICES—3.7%
Accenture Ltd.	17,800	1,449,632
International Business Machines Corp.	9,900	2,005,146
		3,454,778
LEISURE FACILITIES—0.9%
Six Flags Entertainment Corp.	11,300	823,431

MANAGED HEALTH CARE—1.5%
UnitedHealth Group, Inc.	23,300	1,396,369

MOVIES & ENTERTAINMENT—1.5%
Viacom, Inc., Cl. B	22,400	1,433,376

OIL & GAS EQUIPMENT & SERVICES—0.9%
Halliburton Company	19,400	829,738

	SHARES	VALUE
COMMON STOCKS—(CONT.)
OIL & GAS EXPLORATION & PRODUCTION—1.4%
ConocoPhillips	21,300	$1,287,585

OIL & GAS REFINING & MARKETING—0.5%
Tesoro Corp.	9,600	512,640

OIL, GAS & CONSUMABLE FUELS—0.5%
Williams Cos., Inc., /The	12,700	484,251

OTHER DIVERSIFIED FINANCIAL SERVICES—2.1%
JPMorgan Chase & Co.	39,461	1,933,984

PACKAGED FOODS & MEATS—0.5%
Kraft Foods Group, Inc.	9,500	489,155

PAPER PRODUCTS—1.3%
International Paper Co.	25,800	1,212,084

PHARMACEUTICALS—9.4%
AbbVie, Inc.	16,100	741,405
Bristol-Myers Squibb Co.	52,300	2,077,356
Eli Lilly & Co.	12,800	708,864
Johnson & Johnson	28,100	2,394,963
Pfizer, Inc.	74,159	2,155,802
Roche Holding AG #	11,600	724,072
		8,802,462
RAILROADS—1.5%
CSX Corp.	56,600	1,391,794

RESTAURANTS—2.1%
Darden Restaurants, Inc.	10,800	557,604
McDonald’s Corp.	14,300	1,460,602
		2,018,206
SECURITY & ALARM SERVICES—0.8%
Tyco International Ltd.	23,200	745,184

SEMICONDUCTOR EQUIPMENT—0.7%
Kla-Tencor Corp.	11,600	629,300

SEMICONDUCTORS—2.1%
Intel Corp.	49,300	1,180,735
Xilinx, Inc.	20,200	765,782
		1,946,517
SOFT DRINKS—4.4%
Coca-Cola Co., /The	43,800	1,854,054
PepsiCo, Inc.	27,500	2,267,925
		4,121,979
SPECIALIZED FINANCE—1.2%
CME Group, Inc.	18,850	1,147,211

SPECIALTY CHEMICALS—0.5%
Rockwood Holdings, Inc.	7,100	460,719

SPECIALTY STORES—0.6%
Tiffany & Co.	8,000	589,440

	SHARES	VALUE
COMMON STOCKS—(CONT.)
SYSTEMS SOFTWARE—1.5%
Microsoft Corp.	42,900	$1,419,990

TOBACCO—3.5%
Altria Group, Inc.	40,115	1,464,598
Philip Morris International, Inc.	19,315	1,846,321
		3,310,919
WIRELESS TELECOMMUNICATION SERVICES—0.5%
Vodafone Group PLC#	16,000	489,440
TOTAL COMMON STOCKS
(Cost $70,022,532)		85,626,081

MASTER LIMITED PARTNERSHIP —1.5%
ASSET MANAGEMENT & CUSTODY BANKS—1.5%
Carlyle Group LP, /The	17,700	574,896
KKR & Co., LP	38,200	802,200
		1,377,096
TOTAL MASTER LIMITED PARTNERSHIP
(Cost $1,013,591)		1,377,096

REAL ESTATE INVESTMENT TRUST—3.8%
MORTGAGE—0.5%
Two Harbors Investment Corp.	38,300	458,834

RESIDENTIAL—0.0%
Silver Bay Realty Trust Corp.(a)	1,650	31,482

RETAIL—1.0%
Simon Property Group, Inc.	5,400	961,578

SPECIALIZED—2.3%
Health Care REIT, Inc.	14,000	1,049,580
Plum Creek Timber Co., Inc.	21,100	1,087,494
		2,137,074
TOTAL REAL ESTATE INVESTMENT TRUST
(Cost $2,963,077)		3,588,968

Total Investments
(Cost $73,999,200)(b)	96.5%	90,592,145
Other Assets in Excess of Liabilities	3.5	3,285,762

NET ASSETS	100.0%	$93,877,907

‡                 Securities classified as Level 1 for ASC 820 disclosure purposes based on valuation inputs unless otherwise noted.

*                 Non-income producing security.

#                 American Depositary Receipts.

(a)         On Loan

(b)         At April 30, 2013, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $73,992,924, amounted to $16,599,221 which consisted of aggregate gross unrealized appreciation of $16,770,205 and aggregate gross unrealized depreciation of $170,984.

See Notes to Financial Statements.

THE ALGER FUNDS

Statements of Assets and Liabilities (Unaudited) April 30, 2013

(in thousands)

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$1,446,533	$230,980	$204,919
Cash and cash equivalents#	3,645	14,213	6,690
Receivable for investment securities sold	20,629	12,563	5,753
Receivable for shares of beneficial interest sold	2,011	39	64
Dividends and interest receivable	1,122	150	42
Receivable from Investment Manager	—	1	—
Prepaid expenses	72	40	31
Total Assets	1,474,012	257,986	217,499
LIABILITIES:
Payable for investment securities purchased	16,716	14,136	6,666
Written options outstanding, at value**	—	—	431
Payable for shares of beneficial interest redeemed	2,156	506	381
Accrued investment advisory fees	1,049	154	142
Accrued transfer agent fees	405	71	108
Accrued distribution fees	423	117	95
Accrued administrative fees	35	6	5
Accrued shareholder servicing fees	20	4	3
Accrued other expenses	173	96	137
Total Liabilities	20,977	15,090	7,968
NET ASSETS	$1,453,035	$242,896	$209,531
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	1,252,728	271,266	297,986
Undistributed net investment income (accumulated loss)	461	187	(1,147)
Undistributed net realized gain (accumulated realized loss)	65,572	(48,308)	(103,773)
Net unrealized appreciation on investments	134,274	19,751	16,465
NET ASSETS	$1,453,035	$242,896	$209,531

*Identified cost	$1,312,260	$211,229	$188,478
**Written options premiums received	$—	$—	$456

#Alger Mid Cap Growth Fund Includes restricted cash of $809 held as collateral for written options.

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
ASSETS:
Investments in securities, at value (Identified cost below*) see accompanying schedules of investments	$1,048,394	$233,481	$12,850	$174,877	$90,592
Cash and cash equivalents#	30,848	7,648	261	9,133	3,212
Receivable for investment securities sold	7,836	2,895	124	8,931	—
Receivable for shares of beneficial interest sold	3,525	500	3	328	276
Dividends and interest receivable	212	48	3	158	129
Receivable from Investment Manager	—	—	12	—	—
Prepaid expenses	84	37	45	35	30
Total Assets	1,090,899	244,609	13,298	193,462	94,239
LIABILITIES:
Payable for investment securities purchased	9,904	1,335	95	6,850	98
Written options outstanding, at value**	—	—	—	—	—
Payable for shares of beneficial interest redeemed	6,892	246	3	366	114
Accrued investment advisory fees	771	167	10	137	49
Accrued transfer agent fees	435	93	3	86	23
Accrued distribution fees	273	67	4	86	31
Accrued administrative fees	26	6	—	5	2
Accrued shareholder servicing fees	12	3	—	3	1
Accrued other expenses	154	116	39	71	43
Total Liabilities	18,467	2,033	154	7,604	361
NET ASSETS	$1,072,432	$242,576	$13,144	$185,858	$93,878
Net Assets Consist of:
Paid in capital (par value of $.001 per share)	818,571	195,904	9,932	142,958	83,180
Undistributed net investment income (accumulated loss)	(5,544)	(1,797)	(120)	(348)	166
Undistributed net realized gain (accumulated realized loss)	54,875	11,745	951	9,473	(6,061)
Net unrealized appreciation on investments	204,530	36,724	2,381	33,775	16,593
NET ASSETS	$1,072,432	$242,576	$13,144	$185,858	$93,878

*Identified cost	$843,865	$196,756	$10,469	$141,102	$73,999
**Written options premiums received	$—	$—	$—	$—	$—

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund
NET ASSETS BY CLASS
Class A	$1,084,439	$147,198	$137,226
Class B	$31,911	$77,864	$47,964
Class C	$172,112	$16,757	$24,341
Class I	$—	$—	$—
Class Z	$164,573	$1,077	$—

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	59,098	10,653	16,688
Class B	1,975	6,347	7,046
Class C	10,628	1,372	3,601
Class I	—	—	—
Class Z	8,929	78	—

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$18.35	$13.82	$8.22
Class A — Offering Price Per Share (includes 5.25% sales charge)	$19.37	$14.58	$8.68
Class B — Net Asset Value Per Share	$16.16	$12.27	$6.81
Class C — Net Asset Value Per Share	$16.19	$12.21	$6.76
Class I — Net Asset Value Per Share	—	—	—
Class Z — Net Asset Value Per Share	$18.43	$13.86	—

See Notes to Financial Statements.

	Alger SMid Cap Growth Fund	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
NET ASSETS BY CLASS
Class A	$296,136	$172,060	$6,759	$121,314	$76,846
Class B	$9,630	$13,046	$—	$12,232	$—
Class C	$61,773	$17,716	$2,145	$52,312	$15,588
Class I	$645,582	$—	$1,537	$—	$—
Class Z	$59,311	$39,754	$2,703	$—	$1,444

SHARES OF BENEFICIAL INTEREST OUTSTANDING— NOTE 6
Class A	16,170	20,215	620	5,442	2,801
Class B	577	1,756	—	608	—
Class C	3,693	2,423	206	2,595	574
Class I	34,920	—	139	—	—
Class Z	3,210	4,659	245	—	53

NET ASSET VALUE AND OFFERING PRICE PER SHARE
Class A — Net Asset Value Per Share	$18.31	$8.51	$10.90	$22.29	$27.43
Class A — Offering Price Per Share (includes 5.25% sales charge)	$19.33	$8.98	$11.50	$23.53	$28.95
Class B — Net Asset Value Per Share	$16.69	$7.43	—	$20.11	—
Class C — Net Asset Value Per Share	$16.73	$7.31	$10.40	$20.16	$27.18
Class I — Net Asset Value Per Share	$18.49	—	$11.05	—	—
Class Z — Net Asset Value Per Share	$18.48	$8.53	$11.03	—	$27.44

THE ALGER FUNDS

Statements of Operations (Unaudited) (in thousands) For the six months ended April 30, 2013

	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$15,204	$3,324	$1,106	$5,942
Interest	26	1	1	5
Total Income	15,230	3,325	1,107	5,947
EXPENSES
Advisory fees—Note 3(a)	5,247	874	774	4,103
Distribution fees—Note 3(c):
Class A	1,265	178	167	373
Class B	157	381	232	48
Class C	788	84	117	299
Class I	—	—	—	737
Administrative fees—Note 3(b)	178	34	28	140
Custodian fees	47	13	48	33
Interest expenses	—	2	4	—
Transfer agent fees and expenses—Note 3(f)	699	157	160	777
Printing fees	125	67	62	142
Professional fees	48	42	38	37
Registration fees	41	38	21	64
Trustee fees—Note 3(g)	11	10	10	11
Fund accounting fees	97	27	23	81
Miscellaneous	37	10	17	29
Total Expenses	8,740	1,917	1,701	6,874
Less, expense reimbursements/waivers Note 3(a)	—	(1)	—	—
Net Expenses	8,740	1,916	1,701	6,874
NET INVESTMENT INCOME (LOSS)	6,490	1,409	(594)	(927)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased	69,826	21,074	11,023	57,867
Net realized loss on foreign currency transactions	—	(2)	(2)	—
Net realized gain on options written	—	—	1,397	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	68,070	1,932	19,454	78,614
Net change in unrealized appreciation (depreciation) on written options	—	—	(11)	—
Net realized and unrealized gain on investments, options and foreign currency	137,896	23,004	31,861	136,481
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$144,386	$24,413	$31,267	$135,554

*Foreign withholding taxes	$73	$6	$—	$—

See Notes to Financial Statements.

	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
INCOME
Dividends (net of foreign withholding taxes below*)	$1,307	$74	$1,187	$1,537
Interest	1	—	2	4
Total Income	1,308	74	1,189	1,541
EXPENSES
Advisory fees—Note 3(a)	954	53	737	253
Distribution fees—Note 3(c):
Class A	216	8	150	89
Class B	66	—	59	—
Class C	86	10	250	70
Class I	—	2	—	—
Administrative fees—Note 3(b)	32	2	25	12
Custodian fees	21	11	16	12
Interest expenses	—	—	—	—
Transfer agent fees and expenses—Note 3(f)	141	10	130	55
Printing fees	63	7	32	16
Professional fees	43	15	21	10
Registration fees	35	28	25	32
Trustee fees—Note 3(g)	10	10	10	10
Fund accounting fees	26	11	21	13
Miscellaneous	16	3	7	5
Total Expenses	1,709	170	1,483	577
Less, expense reimbursements/waivers Note 3(a)	(43)	(71)	—	(3)
Net Expenses	1,666	99	1,483	574
NET INVESTMENT INCOME (LOSS)	(358)	(25)	(294)	967
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND FOREIGN CURRENCY
Net realized gain on investments and purchased	12,272	974	10,785	1,569
Net realized loss on foreign currency transactions	—	—	(2)	—
Net realized gain on options written	—	—	—	—
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	18,249	717	14,977	8,584
Net change in unrealized appreciation (depreciation) on written options	—	—	—	—
Net realized and unrealized gain on investments, options and foreign currency	30,521	1,691	25,760	10,153
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,163	$1,666	$25,466	$11,120

*Foreign withholding taxes	$—	$1	$1	$20

THE ALGER FUNDS

Statements of Changes in Net Assets (in thousands)

	Alger Capital Appreciation Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$6,490	$1,941
Net realized gain on investments, options and foreign currency	69,826	87,162
Net change in unrealized appreciation on investments, options and foreign currency	68,070	38,561
Net increase in net assets resulting from operations	144,386	127,664
Dividends and distributions to shareholders from:
Net investment income
Class A	(6,936)	—
Class B	—	—
Class C	(209)	—
Class Z	(480)	—
Net realized gains
Class A	(4,083)	—
Class B	(150)	—
Class C	(724)	—
Class I	—	—
Class Z	(199)	—
Total dividends and distributions to shareholders	(12,781)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	28,288	93,803
Class B	(3,364)	(9,328)
Class C	6,049	6,055
Class I	—	—
Class Z	118,174	34,069
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	149,147	124,599
Redemption Fees:
Class A	7	25
Class B	—	—
Class C	—	1
Total Redemption Fees - Note 6(b)	7	26
Total increase (decrease)	280,759	252,289
Net Assets:
Beginning of period	1,172,276	919,987
END OF PERIOD	$1,453,035	$1,172,276
Undistributed net investment income (accumulated loss)	$461	$1,596

See Notes to Financial Statements.

	Alger Large Cap Growth Fund		Alger Mid Cap Growth Fund		Alger SMid Cap Growth Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$1,409	$218	$(594)	$(1,086)	$(927)	$(5,119)
Net realized gain on investments, options and foreign currency	21,072	13,966	12,418	613	57,867	57,908
Net change in unrealized appreciation on investments, options and foreign currency	1,932	473	19,443	18,098	78,614	37,153
Net increase in net assets resulting from operations	24,413	14,657	31,267	17,625	135,554	89,942
Dividends and distributions to shareholders from:
Net investment income
Class A	(1,036)	—	—	—	—	—
Class B	(146)	—	—	—	—	—
Class C	(11)	—	—	—	—	—
Class Z	(223)	—	—	—	—	—
Net realized gains
Class A	—	—	—	—	(12,475)	—
Class B	—	—	—	—	(437)	—
Class C	—	—	—	—	(2,713)	—
Class I	—	—	—	—	(23,421)	—
Class Z	—	—	—	—	(2,388)	—
Total dividends and distributions to shareholders	(1,416)	—	—	—	(41,434)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(5,545)	(69,671)	(14,890)	(46,096)	(30,846)	(113,073)
Class B	(6,745)	(15,482)	(4,581)	(6,379)	(632)	(2,493)
Class C	(2,169)	(5,188)	(2,033)	(5,764)	(2,652)	(11,099)
Class I	—	—	—	—	44,845	78,714
Class Z	(20,266)	(1,944)	—	—	(1,211)	29,055
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(34,725)	(92,285)	(21,504)	(58,239)	9,504	(18,896)
Redemption Fees:
Class A	1	37	1	1	1	6
Class B	—	1	—	—	—	—
Class C	—	—	—	—	—	—
Total Redemption Fees - Note 6(b)	1	38	1	1	1	6
Total increase (decrease)	(11,727)	(77,590)	9,764	(40,613)	103,625	71,052
Net Assets:
Beginning of period	254,623	332,213	199,767	240,380	968,807	897,755
END OF PERIOD	$242,896	$254,623	$209,531	$199,767	$1,072,432	$968,807
Undistributed net investment income (accumulated loss)	$187	$194	$(1,147)	$(553)	$(5,544)	$(4,617)

	Alger Small Cap Growth Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$(358)	$(1,900)
Net realized gain on investments, options and foreign currency	12,272	26,295
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	18,249	(1,528)
Net increase in net assets resulting from operations	30,163	22,867
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class Z	—	—
Net realized gains
Class A	(6,624)	—
Class B	(578)	—
Class C	(759)	—
Class I	—	—
Class Z	(1,188)	—
Total dividends and distributions to shareholders	(9,149)	—
Increase (decrease) from shares of beneficial interest transactions:
Class A	(15,700)	(40,369)
Class B	(1,417)	(3,987)
Class C	(819)	(3,476)
Class I	—	—
Class Z	7,552	875
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	(10,384)	(46,957)
Redemption Fees:
Class A	—	1
Class C	—	—
Total Redemption Fees - Note 6(b)	—	1
Total increase (decrease)	10,630	(24,089)
Net Assets:
Beginning of period	231,946	256,035
END OF PERIOD	$242,576	$231,946
Undistributed net investment income (accumulated loss)	$(1,797)	$(1,439)

See Notes to Financial Statements.

	Alger Growth Opportunities Fund		Alger Health Sciences Fund		Alger Growth & Income Fund
	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012	For the Six Months Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Net investment income (loss)	$(25)	$(113)	$(294)	$(315)	$967	$1,345
Net realized gain on investments, options and foreign currency	974	1,544	10,783	20,765	1,569	1,084
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency	717	(195)	14,977	966	8,584	7,642
Net increase in net assets resulting from operations	1,666	1,236	25,466	21,416	11,120	10,071
Dividends and distributions to shareholders from:
Net investment income
Class A	—	—	(54)	—	(781)	(947)
Class B	—	—	—	—	—	(5)
Class C	—	—	—	—	(110)	(81)
Class Z	—	—	—	—	(13)	(9)
Net realized gains
Class A	(798)	(580)	(13,054)	—	—	—
Class B	—	—	(1,409)	—	—	—
Class C	(255)	(187)	(6,039)	—	—	—
Class I	(168)	(165)	—	—	—	—
Class Z	(303)	(159)	—	—	—	—
Total dividends and distributions to shareholders	(1,524)	(1,091)	(20,556)	—	(904)	(1,042)
Increase (decrease) from shares of beneficial interest transactions:
Class A	242	(2,482)	(2,726)	(41,462)	(4,613)	24,385
Class B	—	—	140	(3,471)	—	(7,265)
Class C	168	(341)	1,116	(15,600)	785	1,993
Class I	166	(743)	—	—	—	—
Class Z	231	433	—	—	230	1,072
Net increase (decrease) from shares of beneficial interest transactions—Note 6(a)	807	(3,133)	(1,470)	(60,533)	(3,598)	20,185
Redemption Fees:
Class A	—	—	—	5	2	11
Class C	—	—	—	—	—	1
Total Redemption Fees - Note 6(b)	—	—	—	5	2	12
Total increase (decrease)	949	(2,988)	3,440	(39,112)	6,620	29,226
Net Assets:
Beginning of period	12,195	15,183	182,418	221,530	87,258	58,032
END OF PERIOD	$13,144	$12,195	$185,858	$182,418	$93,878	$87,258
Undistributed net investment income (accumulated loss)	$(120)	$(95)	$(348)	$—	$166	$103

THE ALGER FUNDS

Financial Highlights for a share outstanding throughout the period

Alger Capital Appreciation Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$16.59	$14.64	$13.48	$11.48	$9.24	$15.66
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.10	0.05	(0.03)	(0.02)	0.01	(0.05)
Net realized and unrealized gain (loss) on investments	1.85	1.90	1.19	2.02	2.23	(6.37)
Total from investment operations	1.95	1.95	1.16	2.00	2.24	(6.42)
Dividends from net investment income	(0.12)	—	—	—	—	—
Distributions from net realized gains	(0.07)	—	—	—	—	—
Net asset value, end of period	$18.35	$16.59	$14.64	$13.48	$11.48	$9.24
Total return (iii)	11.9%	13.3%	8.6%	17.4%	24.2%	(41.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,084,439	$952,955	$753,348	$673,841	$543,395	$400,523
Ratio of gross expenses to average net assets	1.26%	1.29%	1.31%	1.32%	1.43%	1.35%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.26%	1.29%	1.31%	1.32%	1.43%	1.35%
Ratio of net investment income (loss) to average net assets	1.13%	0.30%	(0.19)%	(0.19)%	0.15%	(0.40)%
Portfolio turnover rate	61.96%	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.57	$12.96	$12.04	$10.34	$8.40	$14.35
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	(0.07)	(0.14)	(0.12)	(0.07)	(0.14)
Net realized and unrealized gain (loss) on investments	1.63	1.68	1.06	1.82	2.01	(5.81)
Total from investment operations	1.66	1.61	0.92	1.70	1.94	(5.95)
Distributions from net realized gains	(0.07)	—	—	—	—	—
Net asset value, end of period	$16.16	$14.57	$12.96	$12.04	$10.34	$8.40
Total return (iii)	11.4%	12.4%	7.6%	16.4%	23.0%	(41.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$31,911	$31,965	$37,124	$45,294	$52,055	$59,164
Ratio of gross expenses to average net assets	2.05%	2.11%	2.15%	2.20%	2.40%	2.09%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.05%	2.11%	2.15%	2.20%	2.40%	2.09%
Ratio of net investment income (loss) to average net assets	0.39%	(0.52)%	(1.04)%	(1.05)%	(0.76)%	(1.15)%
Portfolio turnover rate	61.96%	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$14.62	$13.00	$12.07	$10.36	$8.40	$14.34
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	(0.07)	(0.13)	(0.11)	(0.06)	(0.14)
Net realized and unrealized gain (loss) on investments	1.63	1.69	1.06	1.82	2.02	(5.80)
Total from investment operations	1.66	1.62	0.93	1.71	1.96	(5.94)
Dividends from net investment income	(0.02)	—	—	—	—	—
Distributions from net realized gains	(0.07)	—	—	—	—	—
Net asset value, end of period	$16.19	$14.62	$13.00	$12.07	$10.36	$8.40
Total return (iii)	11.4%	12.5%	7.7%	16.5%	23.3%	(41.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$172,112	$149,400	$127,186	$123,194	$96,774	$73,255
Ratio of gross expenses to average net assets	2.03%	2.07%	2.09%	2.09%	2.21%	2.10%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.03%	2.07%	2.09%	2.09%	2.21%	2.10%
Ratio of net investment income (loss) to average net assets	0.35%	(0.47)%	(0.97)%	(0.97)%	(0.63)%	(1.15)%
Portfolio turnover rate	61.96%	142.32%	163.79%	211.96%	318.87%	288.74%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$16.68	$14.68	$14.52
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.08	0.12	0.03
Net realized and unrealized gain (loss) on investments	1.91	1.88	0.13
Total from investment operations	1.99	2.00	0.16
Dividends from net investment income	(0.17)	—	—
Distributions from net realized gains	(0.07)	—	—
Net asset value, end of period	$18.43	$16.68	$14.68
Total return (iv)	12.1%	13.6%	1.1%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$164,573	$37,956	$2,329
Ratio of gross expenses to average net assets	0.95%	1.01%	7.14%
Ratio of expense reimbursements to average net assets	0.00%	(0.04)%	(6.17)%
Ratio of net expenses to average net assets	0.95%	0.97%	0.97%
Ratio of net investment income (loss) to average net assets	0.89%	0.73%	0.25%
Portfolio turnover rate	61.96%	142.32%	163.79%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Large Cap Growth Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$12.61	$11.91	$11.25	$9.72	$8.20	$14.25
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.09	0.04	0.01	0.06	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	1.21	0.66	0.69	1.48	1.49	(6.04)
Total from investment operations	1.30	0.70	0.70	1.54	1.52	(6.05)
Dividends from net investment income	(0.09)	—	(0.04)	(0.01)	—	—
Net asset value, end of period	$13.82	$12.61	$11.91	$11.25	$9.72	$8.20
Total return (iii)	10.4%	5.9%	6.3%	15.9%	18.5%	(42.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$147,198	$139,693	$201,449	$180,267	$132,551	$136,464
Ratio of gross expenses to average net assets	1.31%	1.33%	1.41%	1.38%	1.50%	1.30%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.31%	1.33%	1.41%	1.38%	1.50%	1.30%
Ratio of net investment income (loss) to average net assets	1.33%	0.32%	0.05%	0.54%	0.39%	(0.10)%
Portfolio turnover rate	67.62%	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$11.18	$10.64	$10.07	$8.75	$7.42	$12.99
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.04	(0.04)	(0.05)	(0.01)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	1.07	0.58	0.62	1.33	1.35	(5.48)
Total from investment operations	1.11	0.54	0.57	1.32	1.33	(5.57)
Dividends from net investment income	(0.02)	—	—	—	—	—
Net asset value, end of period	$12.27	$11.18	$10.64	$10.07	$8.75	$7.42
Total return (iii)	10.0%	5.1%	5.7%	15.1%	17.9%	(42.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$77,864	$77,408	$88,496	$107,663	$99,170	$94,253
Ratio of gross expenses to average net assets	1.98%	1.97%	1.96%	2.00%	2.13%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.98%	1.97%	1.96%	2.00%	2.13%	2.05%
Ratio of net investment income (loss) to average net assets	0.69%	(0.36)%	(0.51)%	(0.10)%	(0.25)%	(0.87)%
Portfolio turnover rate	67.62%	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$11.12	$10.60	$10.05	$8.73	$7.42	$12.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	0.03	(0.05)	(0.07)	(0.02)	(0.02)	(0.09)
Net realized and unrealized gain (loss) on investments	1.07	0.57	0.62	1.34	1.33	(5.47)
Total from investment operations	1.10	0.52	0.55	1.32	1.31	(5.56)
Dividends from net investment income	(0.01)	—	—	—	—	—
Net asset value, end of period	$12.21	$11.12	$10.60	$10.05	$8.73	$7.42
Total return (iii)	9.9%	4.9%	5.5%	15.1%	17.7%	(42.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$16,757	$17,305	$21,436	$25,186	$25,216	$25,902
Ratio of gross expenses to average net assets	2.09%	2.08%	2.09%	2.08%	2.20%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.09%	2.08%	2.09%	2.08%	2.20%	2.05%
Ratio of net investment income (loss) to average net assets	0.59%	(0.47)%	(0.65)%	(0.16)%	(0.31)%	(0.86)%
Portfolio turnover rate	67.62%	148.66%	66.70%	61.58%	88.21%	181.48%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$12.66	$11.94	$11.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.18	0.08	0.04
Net realized and unrealized gain (loss) on investments	1.16	0.64	0.07
Total from investment operations	1.34	0.72	0.11
Dividends from net investment income	(0.14)	—	—
Net asset value, end of period	$13.86	$12.66	$11.94
Total return (iv)	10.7%	6.0%	0.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,077	$20,217	$20,832
Ratio of gross expenses to average net assets	1.01%	0.96%	1.01%
Ratio of expense reimbursements to average net assets	(0.02)%	0.00%	(0.02)%
Ratio of net expenses to average net assets	0.99%	0.96%	0.99%
Ratio of net investment income (loss) to average net assets	2.78%	0.65%	0.37%
Portfolio turnover rate	67.62%	148.66%	66.70%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Mid Cap Growth Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$7.05	$6.51	$6.39	$5.24	$4.26	$11.36
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.02)	(0.06)	(0.01)	(0.03)	(0.05)
Net realized and unrealized gain (loss) on investments	1.18	0.56	0.18	1.16	1.01	(5.23)
Total from investment operations	1.17	0.54	0.12	1.15	0.98	(5.28)
Distributions from net realized gains	—	—	—	—	—	(1.82)
Net asset value, end of period	$8.22	$7.05	$6.51	$6.39	$5.24	$4.26
Total return (iii)	16.6%	8.3%	1.9%	21.7%	23.0%	(54.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$137,226	$131,454	$165,315	$210,641	$215,190	$197,507
Ratio of gross expenses to average net assets	1.42%	1.40%	1.38%	1.38%	1.49%	1.30%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.42%	1.40%	1.38%	1.38%	1.49%	1.30%
Ratio of net investment income (loss) to average net assets	(0.33)%	(0.25)%	(0.89)%	(0.21)%	(0.78)%	(0.67)%
Portfolio turnover rate	86.41%	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$5.86	$5.46	$5.39	$4.46	$3.66	$10.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.03)	(0.05)	(0.09)	(0.05)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	0.98	0.45	0.16	0.98	0.86	(4.52)
Total from investment operations	0.95	0.40	0.07	0.93	0.80	(4.61)
Distributions from net realized gains	—	—	—	—	—	(1.82)
Net asset value, end of period	$6.81	$5.86	$5.46	$5.39	$4.46	$3.66
Total return (iii)	16.2%	7.3%	1.3%	20.9%	21.9%	(55.2)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$47,964	$45,501	$48,334	$63,782	$64,096	$69,142
Ratio of gross expenses to average net assets	2.12%	2.08%	2.11%	2.12%	2.32%	2.04%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.08%	2.11%	2.12%	2.32%	2.04%
Ratio of net investment income (loss) to average net assets	(1.03)%	(0.92)%	(1.61)%	(0.97)%	(1.59)%	(1.42)%
Portfolio turnover rate	86.41%	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$5.82	$5.43	$5.37	$4.44	$3.64	$10.07
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.06)	(0.10)	(0.05)	(0.06)	(0.10)
Net realized and unrealized gain (loss) on investments	0.98	0.45	0.16	0.98	0.86	(4.51)
Total from investment operations	0.94	0.39	0.06	0.93	0.80	(4.61)
Distributions from net realized gains	—	—	—	—	—	(1.82)
Net asset value, end of period	$6.76	$5.82	$5.43	$5.37	$4.44	$3.64
Total return (iii)	16.2%	7.2%	1.1%	20.7%	21.9%	(55.3)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$24,341	$22,812	$26,731	$33,788	$35,151	$36,582
Ratio of gross expenses to average net assets	2.23%	2.22%	2.20%	2.20%	2.36%	2.05%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.23%	2.22%	2.20%	2.20%	2.36%	2.05%
Ratio of net investment income (loss) to average net assets	(1.15)%	(1.06)%	(1.71)%	(1.04)%	(1.63)%	(1.42)%
Portfolio turnover rate	86.41%	234.91%	245.44%	195.64%	297.11%	328.95%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger SMid Cap Growth Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$16.72	$15.22	$14.48	$11.57	$9.72	$18.16
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.09)	(0.16)	(0.12)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	2.32	1.59	0.90	3.03	1.95	(8.04)
Total from investment operations	2.31	1.50	0.74	2.91	1.85	(8.18)
Distributions from net realized gains	(0.72)	—	—	—	—	(0.26)
Net asset value, end of period	$18.31	$16.72	$15.22	$14.48	$11.57	$9.72
Total return (iii)	14.3%	9.9%	5.1%	25.2%	19.0%	(45.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$296,136	$299,934	$377,947	$586,359	$391,804	$299,644
Ratio of gross expenses to average net assets	1.30%	1.29%	1.37%	1.32%	1.42%	1.34%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.30%	1.29%	1.37%	1.32%	1.42%	1.34%
Ratio of net investment income (loss) to average net assets	(0.12)%	(0.54)%	(0.99)%	(0.90)%	(1.00)%	(0.95)%
Portfolio turnover rate	49.11%	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$15.36	$14.09	$13.50	$10.88	$9.23	$17.39
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.20)	(0.26)	(0.21)	(0.18)	(0.24)
Net realized and unrealized gain (loss) on investments	2.12	1.47	0.85	2.83	1.83	(7.66)
Total from investment operations	2.05	1.27	0.59	2.62	1.65	(7.90)
Distributions from net realized gains	(0.72)	—	—	—	—	(0.26)
Net asset value, end of period	$16.69	$15.36	$14.09	$13.50	$10.88	$9.23
Total return (iii)	13.8%	9.0%	4.4%	24.1%	17.9%	(46.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$9,630	$9,448	$10,998	$11,650	$9,891	$8,717
Ratio of gross expenses to average net assets	2.07%	2.10%	2.12%	2.16%	2.35%	2.13%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.07%	2.10%	2.12%	2.16%	2.35%	2.13%
Ratio of net investment income (loss) to average net assets	(0.89)%	(1.34)%	(1.73)%	(1.74)%	(1.92)%	(1.74)%
Portfolio turnover rate	49.11%	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$15.39	$14.12	$13.53	$10.90	$9.24	$17.40
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.07)	(0.20)	(0.25)	(0.21)	(0.17)	(0.23)
Net realized and unrealized gain (loss) on investments	2.13	1.47	0.84	2.84	1.83	(7.67)
Total from investment operations	2.06	1.27	0.59	2.63	1.66	(7.90)
Distributions from net realized gains	(0.72)	—	—	—	—	(0.26)
Net asset value, end of period	$16.73	$15.39	$14.12	$13.53	$10.90	$9.24
Total return (iii)	13.9%	9.0%	4.4%	24.1%	18.0%	(46.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$61,773	$59,063	$64,597	$68,916	$51,274	$40,849
Ratio of gross expenses to average net assets	2.05%	2.09%	2.10%	2.13%	2.29%	2.07%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.05%	2.09%	2.10%	2.13%	2.29%	2.07%
Ratio of net investment income (loss) to average net assets	(0.87)%	(1.33)%	(1.70)%	(1.71)%	(1.86)%	(1.68)%
Portfolio turnover rate	49.11%	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$16.88	$15.35	$14.57	$11.63	$9.75	$18.21
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.02)	(0.08)	(0.13)	(0.10)	(0.08)	(0.12)
Net realized and unrealized gain (loss) on investments	2.35	1.61	0.91	3.04	1.96	(8.08)
Total from investment operations	2.33	1.53	0.78	2.94	1.88	(8.20)
Distributions from net realized gains	(0.72)	—	—	—	—	(0.26)
Net asset value, end of period	$18.49	$16.88	$15.35	$14.57	$11.63	$9.75
Total return (iii)	14.3%	10.0%	5.4%	25.3%	19.2%	(45.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$645,582	$545,397	$420,089	$192,291	$148,925	$71,108
Ratio of gross expenses to average net assets	1.34%	1.23%	1.21%	1.20%	1.23%	1.24%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	(0.02)%	0.00%
Ratio of net expenses to average net assets	1.34%	1.23%	1.21%	1.20%	1.21%	1.24%
Ratio of net investment income (loss) to average net assets	(0.17)%	(0.45)%	(0.79)%	(0.78)%	(0.79)%	(0.87)%
Portfolio turnover rate	49.11%	81.09%	64.83%	58.80%	76.25%	68.50%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$16.84	$15.28	$15.86
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(iii)	0.02	(0.02)	(0.07)
Net realized and unrealized gain (loss) on investments	2.34	1.58	(0.51)
Total from investment operations	2.36	1.56	(0.58)
Distributions from net realized gains	(0.72)	—	—
Net asset value, end of period	$18.48	$16.84	$15.28
Total return (iv)	14.5%	10.2%	(3.7)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$59,311	$54,965	$24,124
Ratio of gross expenses to average net assets	0.95%	0.97%	1.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.07)%
Ratio of net expenses to average net assets	0.95%	0.97%	0.99%
Ratio of net investment income (loss) to average net assets	0.22%	(0.14)%	(0.51)%
Portfolio turnover rate	49.11%	81.09%	64.83%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Small Cap Growth Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$7.79	$7.12	$6.70	$5.27	$4.37	$8.02
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.01)	(0.05)	(0.09)	(0.06)	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.04	0.72	0.51	1.49	0.95	(3.58)
Total from investment operations	1.03	0.67	0.42	1.43	0.90	(3.65)
Distributions from net realized gains	(0.31)	—	—	—	—	—
Net asset value, end of period	$8.51	$7.79	$7.12	$6.70	$5.27	$4.37
Total return (iii)	13.7%	9.4%	6.3%	27.1%	20.6%	(45.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$172,060	$172,202	$194,799	$298,103	$282,794	$258,783
Ratio of gross expenses to average net assets	1.40%	1.40%	1.43%	1.40%	1.53%	1.38%
Ratio of expense reimbursements to average net assets	(0.03)%	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.40%	1.42%	1.40%	1.53%	1.38%
Ratio of net investment income (loss) to average net assets	(0.25)%	(0.71)%	(1.18)%	(1.07)%	(1.14)%	(1.09)%
Portfolio turnover rate	41.66%	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.86	$6.27	$5.95	$4.71	$3.94	$7.28
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.10)	(0.13)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	0.92	0.69	0.45	1.34	0.85	(3.23)
Total from investment operations	0.88	0.59	0.32	1.24	0.77	(3.34)
Distributions from net realized gains	(0.31)	—	—	—	—	—
Net asset value, end of period	$7.43	$6.86	$6.27	$5.95	$4.71	$3.94
Total return (iii)	13.3%	9.4%	5.4%	26.3%	19.5%	(45.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$13,046	$13,389	$15,954	$22,348	$22,174	$23,783
Ratio of gross expenses to average net assets	2.16%	2.16%	2.18%	2.15%	2.44%	2.13%
Ratio of expense reimbursements to average net assets	(0.03)%	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.13%	2.16%	2.17%	2.15%	2.44%	2.13%
Ratio of net investment income (loss) to average net assets	(1.01)%	(1.47)%	(1.92)%	(1.81)%	(2.04)%	(1.84)%
Portfolio turnover rate	41.66%	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$6.76	$6.27	$5.95	$4.72	$3.95	$7.29
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.04)	(0.10)	(0.13)	(0.10)	(0.08)	(0.11)
Net realized and unrealized gain (loss) on investments	0.90	0.59	0.45	1.33	0.85	(3.23)
Total from investment operations	0.86	0.49	0.32	1.23	0.77	(3.34)
Distributions from net realized gains	(0.31)	—	—	—	—	—
Net asset value, end of period	$7.31	$6.76	$6.27	$5.95	$4.72	$3.95
Total return (iii)	13.2%	7.8%	5.4%	26.1%	19.8%	(45.8)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$17,716	$17,091	$19,145	$23,386	$20,255	$18,798
Ratio of gross expenses to average net assets	2.19%	2.19%	2.22%	2.25%	2.41%	2.13%
Ratio of expense reimbursements to average net assets	(0.03)%	0.00%	(0.01)%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.16%	2.19%	2.21%	2.25%	2.41%	2.13%
Ratio of net investment income (loss) to average net assets	(1.05)%	(1.50)%	(1.96)%	(1.91)%	(2.01)%	(1.84)%
Portfolio turnover rate	41.66%	72.59%	67.37%	48.45%	86.89%	62.37%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$7.79	$7.14	$7.43
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	1.05	0.67	(0.25)
Total from investment operations	1.05	0.65	(0.29)
Distributions from net realized gains	(0.31)	—	—
Net asset value, end of period	$8.53	$7.79	$7.14
Total return (iv)	13.9%	9.1%	(3.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$39,754	$29,264	$26,137
Ratio of gross expenses to average net assets	1.07%	1.04%	1.13%
Ratio of expense reimbursements to average net assets	(0.08)%	(0.05)%	(0.14)%
Ratio of net expenses to average net assets	0.99%	0.99%	0.99%
Ratio of net investment income (loss) to average net assets	0.09%	(0.28)%	(0.72)%
Portfolio turnover rate	41.66%	72.59%	67.37%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Growth Opportunities Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.88	$10.82	$10.23	$7.94	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.02)	(0.09)	(0.14)	(0.11)	(0.08)	(0.06)
Net realized and unrealized gain (loss) on investments	1.41	1.03	0.73	2.40	1.47	(3.39)
Total from investment operations	1.39	0.94	0.59	2.29	1.39	(3.45)
Distributions from net realized gains	(1.37)	(0.88)	—	—	—	—
Net asset value, end of period	$10.90	$10.88	$10.82	$10.23	$7.94	$6.55
Total return (iv)	14.2%	9.6%	5.8%	28.8%	21.2%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$6,759	$6,464	$8,851	$8,186	$5,394	$2,266
Ratio of gross expenses to average net assets	2.60%	2.60%	2.29%	2.32%	2.93%	3.14%
Ratio of expense reimbursements to average net assets	(1.00)%	(1.04)%	(0.79)%	(0.82)%	(1.43)%	(1.64)%
Ratio of net expenses to average net assets	1.60%	1.56%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	(0.42)%	(0.86)%	(1.22)%	(1.24)%	(1.10)%	1.11%
Portfolio turnover rate	41.98%	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$10.48	$10.52	$10.02	$7.84	$6.51	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.05)	(0.16)	(0.22)	(0.18)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	1.34	1.00	0.72	2.36	1.45	(3.40)
Total from investment operations	1.29	0.84	0.50	2.18	1.33	(3.49)
Distributions from net realized gains	(1.37)	(0.88)	—	—	—	—
Net asset value, end of period	$10.40	$10.48	$10.52	$10.02	$7.84	$6.51
Total return (iv)	13.8%	8.9%	5.0%	27.8%	20.4%	(34.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,145	$1,956	$2,293	$2,304	$1,454	$895
Ratio of gross expenses to average net assets	3.37%	3.33%	3.04%	3.16%	3.73%	3.88%
Ratio of expense reimbursements to average net assets	(1.12)%	(1.08)%	(0.79)%	(0.91)%	(1.48)%	(1.63)%
Ratio of net expenses to average net assets	2.25%	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment income (loss) to average net assets	(1.07)%	(1.54)%	(1.97)%	(2.00)%	(1.85)%	(1.85)%
Portfolio turnover rate	41.98%	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class I
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	From 3/3/2008 (commencement of operations) to 10/31/2008(ii)
Net asset value, beginning of period	$11.00	$10.90	$10.29	$7.96	$6.55	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	(0.01)	(0.07)	(0.11)	(0.09)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.43	1.05	0.72	2.42	1.47	(3.40)
Total from investment operations	1.42	0.98	0.61	2.33	1.41	(3.45)
Distributions from net realized gains	(1.37)	(0.88)	—	—	—	—
Net asset value, end of period	$11.05	$11.00	$10.90	$10.29	$7.96	$6.55
Total return (iv)	14.4%	9.9%	5.9%	29.3%	21.5%	(34.5)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,537	$1,349	$2,075	$2,799	$1,737	$1,259
Ratio of gross expenses to average net assets	2.59%	3.20%	2.43%	2.73%	2.84%	3.05%
Ratio of expense reimbursements to average net assets	(1.24)%	(1.89)%	(1.18)%	(1.48)%	(1.59)%	(1.80)%
Ratio of net expenses to average net assets	1.35%	1.31%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	(0.18)%	(0.62)%	(0.96)%	(0.99)%	(0.85)%	(0.83)%
Portfolio turnover rate	41.98%	63.81%	66.59%	64.25%	63.94%	27.80%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	From 12/29/2010 (commencement of operations) to 10/31/2011(ii)
Net asset value, beginning of period	$10.97	$10.85	$11.31
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(iii)	0.00	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.43	1.04	(0.40)
Total from investment operations	1.43	1.00	(0.46)
Distributions from net realized gains	(1.37)	(0.88)	—
Net asset value, end of period	$11.03	$10.97	$10.85
Total return (iv)	14.5%	10.2%	(4.1)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$2,703	$2,426	$1,964
Ratio of gross expenses to average net assets	2.55%	2.69%	37.74%
Ratio of expense reimbursements to average net assets	(1.45)%	(1.59)%	(36.64)%
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%
Ratio of net investment income (loss) to average net assets	0.07%	(0.38)%	(0.72)%
Portfolio turnover rate	41.98%	63.81%	66.59%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2011.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Health Sciences Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$21.75	$19.34	$17.42	$15.76	$13.65	$19.94
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)(ii)	(0.01)	0.02	(0.09)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss) on investments	3.01	2.39	2.01	1.76	2.19	(4.71)
Total from investment operations	3.00	2.41	1.92	1.66	2.11	(4.80)
Dividends from net investment income	(0.01)	—	—	—	—	—
Distributions from net realized gains	(2.45)	—	—	—	—	(1.49)
Net asset value, end of period	$22.29	$21.75	$19.34	$17.42	$15.76	$13.65
Total return (iii)	15.0%	12.5%	11.0%	10.5%	15.5%	(26.0)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$121,314	$120,490	$148,445	$156,438	$166,555	$180,210
Ratio of gross expenses to average net assets	1.37%	1.37%	1.35%	1.33%	1.41%	1.31%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.37%	1.35%	1.33%	1.41%	1.31%
Ratio of net investment income (loss) to average net assets	(0.06)%	0.11%	(0.46)%	(0.58)%	(0.59)%	(0.54)%
Portfolio turnover rate	57.45%	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class B
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$19.91	$17.85	$16.21	$14.78	$12.92	$19.10
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.13)	(0.23)	(0.23)	(0.20)	(0.21)
Net realized and unrealized gain (loss) on investments	2.73	2.19	1.87	1.66	2.06	(4.48)
Total from investment operations	2.65	2.06	1.64	1.43	1.86	(4.69)
Distributions from net realized gains	(2.45)	—	—	—	—	(1.49)
Net asset value, end of period	$20.11	$19.91	$17.85	$16.21	$14.78	$12.92
Total return (iii)	14.6%	11.5%	10.0%	9.7%	14.4%	(26.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$12,232	$11,879	$13,878	$16,675	$17,039	$16,677
Ratio of gross expenses to average net assets	2.17%	2.16%	2.16%	2.15%	2.29%	2.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.17%	2.16%	2.16%	2.15%	2.29%	2.06%
Ratio of net investment income (loss) to average net assets	(0.87)%	(0.68)%	(1.27)%	(1.41)%	(1.48)%	(1.29)%
Portfolio turnover rate	57.45%	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$19.95	$17.88	$16.23	$14.80	$12.92	$19.09
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.08)	(0.13)	(0.22)	(0.22)	(0.18)	(0.21)
Net realized and unrealized gain (loss) on investments	2.74	2.20	1.87	1.65	2.06	(4.47)
Total from investment operations	2.66	2.07	1.65	1.43	1.88	(4.68)
Distributions from net realized gains	(2.45)	—	—	—	—	(1.49)
Net asset value, end of period	$20.16	$19.95	$17.88	$16.23	$14.80	$12.92
Total return (iii)	14.6%	11.6%	10.2%	9.7%	14.6%	(26.6)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$52,312	$50,049	$59,207	$64,825	$68,378	$70,255
Ratio of gross expenses to average net assets	2.12%	2.14%	2.12%	2.12%	2.19%	2.06%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.12%	2.14%	2.12%	2.12%	2.19%	2.06%
Ratio of net investment income (loss) to average net assets	(0.83)%	(0.67)%	(1.23)%	(1.37)%	(1.38)%	(1.30)%
Portfolio turnover rate	57.45%	110.37%	63.17%	75.15%	174.56%	202.86%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

Alger Growth & Income Fund

	Class A
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$24.43	$21.74	$21.38	$19.50	$16.97	$24.71
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.30	0.44	0.32	0.42	0.37	0.35
Net realized and unrealized gain (loss) on investments	2.98	2.60	0.69	1.86	2.57	(7.76)
Total from investment operations	3.28	3.04	1.01	2.28	2.94	(7.41)
Dividends from net investment income	(0.28)	(0.35)	(0.65)	(0.40)	(0.41)	(0.33)
Net asset value, end of period	$27.43	$24.43	$21.74	$21.38	$19.50	$16.97
Total return (iii)	13.5%	14.0%	4.8%	11.8%	17.9%	(30.4)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$76,846	$73,050	$41,446	$41,160	$35,465	$31,102
Ratio of gross expenses to average net assets	1.21%	1.25%	1.43%	1.46%	1.52%	1.33%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.21%	1.25%	1.40%	1.37%	1.43%	1.24%
Ratio of net investment income (loss) to average net assets	2.36%	1.87%	1.49%	2.08%	2.14%	1.60%
Portfolio turnover rate	18.47%	45.36%	119.61%	72.11%	100.18%	78.04%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class C
	Six months ended 4/30/2013(i)	Year ended 10/31/2012	Year ended 10/31/2011	Year ended 10/31/2010	Year ended 10/31/2009	Year ended 10/31/2008
Net asset value, beginning of period	$24.22	$21.54	$21.02	$19.19	$16.66	$24.26
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(ii)	0.20	0.26	0.16	0.27	0.23	0.18
Net realized and unrealized gain (loss) on investments	2.96	2.58	0.68	1.83	2.54	(7.63)
Total from investment operations	3.16	2.84	0.84	2.10	2.77	(7.45)
Dividends from net investment income	(0.20)	(0.16)	(0.32)	(0.27)	(0.24)	(0.15)
Net asset value, end of period	$27.18	$24.22	$21.54	$21.02	$19.19	$16.66
Total return (iii)	13.1%	13.2%	4.0%	11.0%	16.9%	(30.9)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$15,588	$13,121	$9,806	$11,259	$11,316	$11,057
Ratio of gross expenses to average net assets	1.95%	2.01%	2.16%	2.17%	2.32%	2.07%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	(0.03)%	(0.09)%	(0.09)%	(0.09)%
Ratio of net expenses to average net assets	1.95%	2.01%	2.13%	2.08%	2.23%	1.98%
Ratio of net investment income (loss) to average net assets	1.58%	1.11%	0.75%	1.36%	1.35%	0.84%
Portfolio turnover rate	18.47%	45.36%	119.61%	72.11%	100.18%	78.04%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Amount was computed based on average shares outstanding during the period.

(iii) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

	Class Z
	Six months ended 4/30/2013(i)	From 3/1/2012 (commencement of operations) to 10/31/2012(ii)
Net asset value, beginning of period	$24.43	$23.83
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(iii)	0.33	0.34
Net realized and unrealized gain (loss) on investments	2.98	0.59
Total from investment operations	3.31	0.93
Dividends from net investment income	(0.30)	(0.33)
Net asset value, end of period	$27.44	$24.43
Total return (iv)	13.7%	3.9%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000’s omitted)	$1,444	$1,087
Ratio of gross expenses to average net assets	1.50%	2.92%
Ratio of expense reimbursements to average net assets	(0.55)%	(1.96)%
Ratio of net expenses to average net assets	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	2.58%	2.14%
Portfolio turnover rate	18.47%	45.36%

(i) Unaudited. Ratios have been annualized; total return and portfolio turnover rate have not been annualized.

(ii) Ratios have been annualized; total return and portfolio turnover rate have not been annualized. Portfolio turnover is calculated for twelve months ended October 31, 2012.

(iii) Amount was computed based on average shares outstanding during the period.

(iv) Does not reflect the effect of sales charges, if applicable.

See Notes to Financial Statements.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 — General:

The Alger Funds (the “Trust”) is a diversified, open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Trust operates as a series company currently issuing an unlimited number of shares of beneficial interest in eight funds — Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund (collectively, the “Funds” or individually, each a “Fund”). The Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund and Alger Health Sciences Fund normally invest primarily in equity securities and each has an investment objective of long-term capital appreciation. The Alger Growth & Income Fund also invests primarily in equity securities but has an investment objective of both capital appreciation and current income.

Each Fund offers one or more of the following share classes: Class A, B, C, I and Z.  Class A shares are generally subject to an initial sales charge while Class B and C shares are generally subject to a deferred sales charge. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the order to purchase was accepted. The conversion is completed without the imposition of any sales charges or other fees. Class I and Z shares are sold to institutional investors without an initial or deferred sales charge. Each class has identical rights to assets and earnings, except that each share class bears the costs of its plan of distribution, if it maintains one, and transfer agency and sub-transfer agency services.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Funds value their financial instruments at fair value using independent dealers or pricing services under policies approved by the Board of Trustees. Investments are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern time).

Equity securities and option contracts for which valuation information is readily available are valued at the last reported sales price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of reported sales, such securities are valued at a price within the bid and ask price or, in the absence of a recent bid or ask price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Debt securities generally trade in the over-the-counter market.  Debt securities with remaining maturities of more than sixty days at the time of acquisition are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche.  Debt securities with a remaining maturity of sixty days  or less are valued at amortized cost which approximates market value.

Securities for which market quotations are not readily available are valued at fair value, as determined in good faith pursuant to procedures established by the Board of Trustees.

Securities in which the Funds invest may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be the fair value of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Financial Accounting Standards Board Accounting Standards Codification 820 — Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•          Level 1 — quoted prices in active markets for identical investments

•          Level 2 — significant other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•          Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Funds’ valuation techniques are generally consistent with the market approach whereby prices and other relevant information generated by market transactions involving identical or comparable assets are used to measure fair value.  Inputs for Level 1 include exchange-listed prices and broker quotes in an active market.  Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities.  Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities.  Valuation techniques for Level 3 securities include using the income approach whereby future amounts are converted, or discounted, to a current single amount. These fair value

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 3 include unobservable market information which can include cash flows, income and expenses, and other information obtained from a company’s financial statements, or from market indicators such as benchmarks and indices.

Valuation processes are determined by a Valuation Committee (“Committee”) established by the Trust’s Board of Trustees (“Board”) and comprised of representatives of the Trust’s investment advisor.  The Committee reports its valuation determinations to the Board which is responsible for approving valuation policy and procedures.

The Committee meets quarterly to review and evaluate the effectiveness of the procedures for making fair value determinations.  The Committee considers, among other things, the results of quarterly back testing of the fair value model for foreign securities, pricing comparisons between primary and secondary price sources, the outcome of price challenges put to the Funds’ pricing vendor, and variances between transactional prices and previous mark-to-markets.

The Funds will record a change to a security’s fair value level if new inputs are available or it becomes evident that inputs previously considered for leveling have changed or are no longer relevant.  Transfers between Levels 1 and 2 are recognized at the end of the reporting period, and transfers into and out of Level 3 are recognized during the reporting period.

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Translations: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the Statements of Operations.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(e) Option Contracts: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may also purchase put and call options.  Each Fund pays a premium which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying security to determine the realized gain or loss.

(f) Lending of Fund Securities: The Funds may lend their securities to financial institutions, provided that the market value of the securities loaned will not at any time exceed one third of the Fund’s total assets, as defined. The Funds earn fees on the securities loaned, which are included in interest income in the accompanying Statements of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained in an amount equal to at least 102 percent of the current market value of U.S. loaned securities or 105 percent for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any required additional collateral is delivered to the Fund on the next business day.

(g) Dividends to Shareholders: Dividends payable to shareholders are recorded on the ex-dividend date.

The Alger Growth & Income Fund declares and pays dividends from net investment income quarterly. The dividends from net investment income of the other Funds are declared and paid annually.

With respect to all Funds, dividends from net realized gains, offset by any loss carryforward, are declared and paid annually after the end of the fiscal year in which earned.

Each class is treated separately in determining the amounts from dividends of net investment income payable to holders of its shares.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Funds’ distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions,

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses, foreign currency transactions and premium/discount of debt securities. The reclassifications are done annually at fiscal year end and have no impact on the net asset values of the Funds and are designed to present each Fund’s capital accounts on a tax basis.

(h) Federal Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided the Funds maintain such compliance, no federal income tax provision is required. Each Fund is treated as a separate entity for the purpose of determining such compliance.

Financial Accounting Standards Board Accounting Standards Codification 740 — Income Taxes (“ASC 740”) requires the Funds to measure and recognize in their financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position.  No tax years are currently under investigation.  The Funds file income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions.  The statute of limitations on the Funds’ tax returns remains open for the tax years 2009-2012.  Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(i) Allocation Methods: The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them based on net assets. Income, realized and unrealized gains and losses, and expenses of each Fund are allocated among the Fund’s classes based on relative net assets, with the exception of distribution fees and transfer agency fees.

(j) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein.  Actual results may differ from those estimates. These unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of results for the interim period. All such adjustments are of normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Effective November 1, 2012, the investment advisory fee was changed to a tiered fee rate based on net assets of each Fund.  The fees incurred by each Fund, pursuant to the provisions of the Trust’s Investment Advisory Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the following rates.  The actual rate paid as a percentage of average daily net assets, for the six months ended April 30, 2013, is set forth below under the heading “Actual Rate.”

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	Tier 1	Tier 2	Tier 3	Actual Rate
Alger Capital Appreciation Fund (a)	.81%	.65%	.60%	.81%
Alger Large Cap Growth Fund (b)	.71	.60	N/A	.71
Alger Mid Cap Growth Fund (b)	.76	.70	N/A	.76
Alger SMid Cap Growth Fund (b)	.81	.75	N/A	.81
Alger Small Cap Growth Fund (b)	.81	.75	N/A	.81
Alger Growth Opportunities Fund (b)	.85	.75	N/A	.85
Alger Health Sciences Fund (c)	.81	.65	N/A	.81
Alger Growth & Income Fund (b)	.585	.55	N/A	.585

(a) Tier 1 rate is paid on assets up to $2 billion, Tier 2 rate is paid on assets between $2 and $4 billion, and Tier 3 rate is paid on assets in excess of $4 billion.

(b) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(c) Tier 1 rate is paid on assets up to $500 million and Tier 2 rate is paid on assets in excess of $500 million.

Alger Management has established an expense cap for several share classes, effective through February 28, 2014, whereby it reimburses the share classes if annualized operating expenses (excluding interest, taxes, brokerage, and extraordinary expenses) exceed the rates, based on average daily net assets, listed below:

	CLASS				FEES WAIVED / REIMBURSED FOR THE SIX MONTHS ENDED
	A	C	I	Z	April 30, 2013
Alger Capital Appreciation Fund	—	—	N/A	0.97%	$0
Alger Large Cap Growth Fund(1)	—	—	N/A	—	1,082
Alger Small Cap Growth Fund	—	—	N/A	0.99	7,875
Alger Growth Opportunities Fund	1.60%	2.25%	1.35%	1.10	71,300
Alger Growth & Income Fund	—	—	N/A	0.95	3,050

(1)Expense cap prior to February 28, 2013, was 0.99% for the Class Z shares.

Alger Management voluntarily reduced its advisory fee for the Alger Small Cap Growth Fund.  For the period ended April 30, 2013, Alger Management voluntarily reimbursed the Alger Small Cap Growth Fund $35,137.

(b) Administration Fees: Fees incurred by each Fund, pursuant to the provisions of the Trust’s Administration Agreement with Fred Alger Management, Inc., are payable monthly and computed based on the average daily net assets of each Fund at the annual rate of 0.0275%.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

(c) Distribution Fees:

Class A Shares: The Class A shares of each Fund have adopted a distribution plan pursuant to which each Fund pays Fred Alger & Company, Incorporated, the Fund’s distributor (the “Distributor” or “Alger Inc.”) and an affiliate of Alger Management, a fee at the annual rate of 0.25% of the respective average daily net assets of the Class A shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class A shares. Fees charged may be more or less than the expenses incurred by Alger Inc.

Class B Shares: The Trust has adopted an Amended and Restated Plan of Distribution pursuant to which Class B shares of each Fund, other than the Alger Growth Opportunities Fund and the Alger Growth & Income Fund, reimburse Alger Inc. for costs and expenses incurred by Alger Inc. in connection with advertising, marketing and selling the Class B shares, and shareholder servicing, not to exceed an annual rate of 1% of the respective average daily net assets of the Class B shares of the designated Fund. If in any month, the costs incurred by Alger Inc. relating to the Class B shares are in excess of the distribution fees charged to the Class B shares of the Fund, the excess may be carried forward, with interest, and sought to be reimbursed in future periods. As of April 30, 2013, such excess carried forward was $21,012,097, $16,476,047, $10,908,508, $430,503, $15,570,535, and $1,143,031 for Class B shares of the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund and Alger Health Sciences Fund, respectively. Contingent deferred sales charges imposed on redemptions of Class B shares will reduce the amount of distribution expenses for which reimbursement may be sought. See Note 3(c) below.

Class C Shares: The Trust has adopted a Distribution Plan pursuant to which Class C shares of each Fund pay Alger Inc. a fee at the annual rate of 1% of the respective average daily net assets of the Class C shares of the designated Fund to compensate Alger Inc. for its activities and expenses incurred in distributing the Class C shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

Class I Shares: The Trust has adopted a Distribution Plan pursuant to which Class I shares of the Alger SMid Cap Growth Fund and Alger Growth Opportunities Fund each pay Alger Inc. a fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class I shares to compensate Alger Inc. for its activities and expenses incurred in distributing the Class I shares and shareholder servicing. The fees charged may be more or less than the expenses incurred by Alger Inc.

(d) Sales Charges: Purchases and sales of shares of the Funds may be subject to initial sales charges or contingent deferred sales charges. The contingent deferred sales charges are used by Alger Inc. to offset distribution expenses previously incurred. Sales charges do not represent expenses of the Trust. For the six months ended April 30, 2013, the initial sales charges and contingent deferred sales charges imposed, all of which were retained by Alger Inc., were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	INITIAL SALES CHARGES	CONTINGENT DEFERRED SALES CHARGES
Alger Capital Appreciation Fund	$5,701	$24,266
Alger Large Cap Growth Fund	1,545	8,422
Alger Mid Cap Growth Fund	1,530	8,562
Alger SMid Cap Growth Fund	504	3,245
Alger Small Cap Growth Fund	802	8,613
Alger Growth Opportunities Fund	83	—
Alger Health Sciences Fund	547	8,968
Alger Growth & Income Fund	850	4,716

(e) Brokerage Commissions: During the six months ended April 30, 2013, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund paid Alger Inc. commissions of $558,337, $68,323, $83,041, $346,790, $83,751, $2,764, $41,675 and $21,347, respectively, in connection with securities transactions.

(f) Shareholder Administrative Fees: The Trust has entered into a shareholder administrative services agreement with Alger Management to compensate Alger Management for its liaison and administrative oversight of Boston Financial Data Services, Inc., the transfer agent, and other related services.  The Funds compensate Alger Management at the annual rate of 0.0165% of their respective average daily net assets for the Class A, Class B and Class C shares and 0.01% of the daily net assets of the Class I and Class Z shares for these services. For the six months ended April 30, 2013, the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund incurred fees of $103,799, $19,951, $16,809, $62,734, $18,370, $905, $15,018 and $7,103, respectively, for these services provided by Alger Management, which are included in the transfer agent fees and expenses in the Statements of Operations.

Alger Management makes payments to intermediaries that provide sub-accounting services to omnibus accounts held by the Funds.  A portion of the fees paid by Alger Management to intermediaries that provide sub-accounting services are charged back to the appropriate Fund, subject to certain limitations, as approved by the Trust’s Board of Trustees.  For the six months ended April 30, 2013, Alger Management charged back to the Alger Capital Appreciation Fund, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, Alger SMid Cap Growth Fund, Alger Small Cap Growth Fund, Alger Growth Opportunities Fund, Alger Health Sciences Fund and Alger Growth & Income Fund $251,323, $18,463, $42,518, $314,102, $41,333, $1,405, $37,170 and $9,661, respectively, for these services, which are included in the transfer agent fees and expenses in the Statements of Operations.

(g) Trustees’ Fees: From November 1, 2012, through February 28, 2013, each Fund paid each trustee who is not affiliated with Alger Management or its affiliates $750 for each meeting attended, to a maximum of $3,000 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees received an additional

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

annual fee of $15,000 which was paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee received $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

Effective March 1, 2013, each Fund pays each trustee who is not affiliated with Alger Management or its affiliates $880 for each meeting attended, to a maximum of $3,520 per annum, plus travel expenses incurred for attending the meeting. The Chairman of the Board of Trustees receives an additional annual fee of $22,500 which is paid, pro rata, by all U.S.-registered funds managed by Alger Management.  Additionally, each member of a Fund’s audit committee receives $75 from the Fund for each audit committee meeting attended, to a maximum of $300 per annum.

(h) Interfund Loans: The Funds, along with other funds advised by Alger Management, may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, each fund may lend uninvested cash in an amount up to 15% of its net assets to other funds.  If a fund has borrowed from other funds and has aggregate borrowings from all sources that exceed 10% of the fund’s total assets, such fund will secure all of its loans from other funds. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the funds.

During the six months ended April 30, 2013, Alger Large Cap Growth Fund, Alger Mid Cap Growth Fund, and Alger Growth and Income Fund incurred interfund loan interest expenses of $1,891, $1,227 and $46, respectively.  During the six months ended April 30, 2013, Alger Capital Appreciation Fund and Alger SMid Cap Growth Fund earned interfund loan interest income of $6,584 and $1,472, respectively.

(i) Other Transactions With Affiliates: Certain officers of the Trust are directors and officers of Alger Management and the Distributor. At April 30, 2013, Alger Management and its affiliates owned shares in the following Funds:

	SHARE CLASS
	A	B	C	I	Z
Alger Capital Appreciation Fund	200,555	—	—	N/A	70
Alger Large Cap Growth Fund	99,299	—	—	N/A	85
Alger Mid Cap Growth Fund	180,892	—	—	N/A	N/A
Alger SMid Cap Growth Fund	318,074	—	34,921	—	66
Alger Small Cap Growth Fund	277,696	—	—	N/A	140
Alger Growth Opportunities Fund	—	N/A	—	—	224,489
Alger Growth & Income Fund	—	N/A	—	N/A	10,763

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Trust, other than U.S. Government and short-term securities, for the six months ended April 30, 2013:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	PURCHASES	SALES
Alger Capital Appreciation Fund	$985,072,036	$788,638,630
Alger Large Cap Growth Fund	162,432,516	207,333,281
Alger Mid Cap Growth Fund	172,430,688	194,466,888
Alger SMid Cap Growth Fund	490,893,061	513,814,306
Alger Small Cap Growth Fund	96,596,825	119,675,451
Alger Growth Opportunities Fund	5,192,315	5,937,191
Alger Health Sciences Fund	95,436,565	99,704,147
Alger Growth & Income Fund	15,770,239	19,730,826

Written call and put options activity for the six months ended April 30, 2013, was as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Call Options outstanding at October 31, 2012	1,147	$231,680
Call Options written	5,280	1,244,819
Call Options closed	(2,748)	(701,418)
Call Options expired	(970)	(140,784)
Call Options exercised	(1,599)	(331,690)
Call Options outstanding at April 30, 2013	1,110	$282,607

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Alger Mid Cap Growth Fund
Put Options outstanding at October 31, 2012	1,155	$201,453
Put Options written	7,697	1,426,997
Put Options closed	(2,610)	(457,146)
Put Options expired	(3,084)	(488,046)
Put Options exercised	(2,316)	(509,801)
Put Options outstanding at April 30, 2013	842	$173,457

As of April 30, 2013, Alger Mid Cap Growth Fund had portfolio securities and cash valued at $5,535,467 segregated as collateral for written options.

At April 30, 2013, the value of securities loaned and collateral received were as follows:

	VALUE OF SECURITIES LOANED	VALUE OF COLLATERAL
Alger Growth & Income Fund	$23,602	$24,431

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 — Borrowing:

The Funds may borrow from their custodian on an uncommitted basis. Each Fund pays the custodian a market rate of interest, generally based upon the London Interbank Offered Rate.  The Funds may also borrow from other funds advised by Alger Management, as discussed in Note 3(h).  For the six months ended April 30, 2013, the Funds had the following borrowings:

	AVERAGE DAILY BORROWING	WEIGHTED AVERAGE INTEREST RATE
Alger Large Cap Growth Fund	$355,165	1.14%
Alger Mid Cap Growth Fund	429,466	1.64
Alger Small Cap Growth Fund	697	2.21
Alger Growth Opportunities Fund	4,399	2.21
Alger Growth & Income Fund	26,687	1.87

The highest amount borrowed during the six months ended April 30, 2013 for each Fund was as follows:

HIGHEST BORROWING
Alger Large Cap Growth Fund	$11,723,000
Alger Mid Cap Growth Fund	5,192,296
Alger Small Cap Growth Fund	126,180
Alger Growth Opportunities Fund	209,190
Alger Growth & Income Fund	745,000

NOTE 6 — Share Capital:

(a)  The Trust has an unlimited number of authorized shares of beneficial interest of $.001 par value which are presently divided into eight series. Each series is divided into separate classes. The transactions of shares of beneficial interest were as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Capital Appreciation Fund
Class A:
Shares sold	8,235,349	$142,597,683	17,526,596	$276,932,190
Shares converted from Class B	112,674	1,959,710	359,367	5,683,822
Shares converted from Class C	1,471	25,101	270,761	4,280,231
Dividends reinvested	535,392	9,021,352	—	—
Shares redeemed	(7,243,435)	(125,315,423)	(12,167,067)	(193,093,240)
Net increase	1,641,451	$28,288,423	5,989,657	$93,803,003
Class B:
Shares sold	52,230	$797,848	115,108	$1,597,888
Shares converted to Class A	(127,948)	(1,959,710)	(407,354)	(5,683,822)
Dividends reinvested	8,560	127,374	—	—
Shares redeemed	(152,230)	(2,329,079)	(377,592)	(5,241,960)
Net decrease	(219,388)	$(3,363,567)	(669,838)	$(9,327,894)
Class C:
Shares sold	2,288,705	$34,414,902	2,791,809	$39,021,817
Shares converted to Class A	(1,666)	(25,101)	(305,805)	(4,280,231)
Dividends reinvested	37,277	555,797	—	—
Shares redeemed	(1,916,591)	(28,896,440)	(2,047,802)	(28,686,947)
Net increase	407,725	$6,049,158	438,202	$6,054,639
Class Z:
Shares sold	6,998,893	$124,239,177	2,535,706	$40,946,038
Dividends reinvested	23,727	401,231	—	—
Shares redeemed	(369,068)	(6,466,742)	(419,086)	(6,877,596)
Net increase	6,653,552	$118,173,666	2,116,620	$34,068,442

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Large Cap Growth Fund
Class A:
Shares sold	606,698	$7,943,657	1,209,621	$15,022,087
Shares converted from Class B	82,196	1,081,102	223,747	2,815,186
Shares converted from Class C	1,326	17,338	79,637	988,174
Dividends reinvested	67,180	865,952	—	—
Shares redeemed	(1,179,697)	(15,452,779)	(7,354,349)	(88,496,149)
Net decrease	(422,297)	$(5,544,730)	(5,841,344)	$(69,670,702)
Class B:
Shares sold	34,206	$398,925	185,141	$2,104,844
Shares converted to Class A	(92,565)	(1,081,102)	(251,476)	(2,815,186)
Dividends reinvested	10,885	124,853	—	—
Shares redeemed	(532,389)	(6,188,098)	(1,326,810)	(14,772,017)
Net decrease	(579,863)	$(6,745,422)	(1,393,145)	$(15,482,359)
Class C:
Shares sold	127,554	$1,418,987	98,231	$1,086,257
Shares converted to Class A	(1,499)	(17,338)	(89,859)	(988,174)
Dividends reinvested	652	7,457	—	—
Shares redeemed	(311,135)	(3,578,701)	(473,757)	(5,286,569)
Net decrease	(184,428)	$(2,169,595)	(465,385)	$(5,188,486)
Class Z:
Shares sold	19,991	$262,477	90,618	$1,190,615
Dividends reinvested	16,388	211,399	—	—
Shares redeemed	(1,555,017)	(20,739,488)	(238,529)	(3,134,459)
Net decrease	(1,518,638)	$(20,265,612)	(147,911)	$(1,943,844)

Alger Mid Cap Growth Fund
Class A:
Shares sold	968,176	$7,267,545	1,759,873	$12,074,194
Shares converted from Class B	109,857	837,043	691,580	4,726,003
Shares converted from Class C	2,921	22,723	91,022	635,039
Shares redeemed	(3,041,006)	(23,017,386)	(9,270,066)	(63,531,635)
Net decrease	(1,960,052)	$(14,890,075)	(6,727,591)	$(46,096,399)
Class B:
Shares sold	125,574	$799,088	974,305	$5,390,043
Shares converted to Class A	(132,395)	(837,043)	(828,308)	(4,726,003)
Shares redeemed	(717,202)	(4,543,341)	(1,229,663)	(7,043,312)
Net decrease	(724,023)	$(4,581,296)	(1,083,666)	$(6,379,272)
Class C:
Shares sold	505,693	$3,030,672	311,474	$1,769,399
Shares converted to Class A	(3,550)	(22,723)	(109,677)	(635,039)
Shares redeemed	(822,250)	(5,040,900)	(1,202,153)	(6,897,991)
Net decrease	(320,107)	$(2,032,951)	(1,000,356)	$(5,763,631)

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger SMid Cap Growth Fund
Class A:
Shares sold	2,253,334	$39,006,240	3,551,551	$58,030,303
Shares converted from Class B	6,142	107,098	26,047	427,151
Shares converted from Class C	321	5,619	2,631	42,796
Dividends reinvested	578,607	9,604,876	—	—
Shares redeemed	(4,602,893)	(79,570,188)	(10,470,732)	(171,573,460)
Net decrease	(1,764,489)	$(30,846,355)	(6,890,503)	$(113,073,210)
Class B:
Shares sold	6,521	$98,923	—	$—
Shares converted to Class A	(6,715)	(107,098)	(28,241)	(427,151)
Dividends reinvested	20,756	314,866	—	—
Shares redeemed	(58,661)	(938,475)	(136,960)	(2,066,059)
Net decrease	(38,099)	$(631,784)	(165,201)	$(2,493,210)
Class C:
Shares sold	865,968	$13,410,155	345,889	$5,290,561
Shares converted to Class A	(350)	(5,619)	(2,849)	(42,796)
Dividends reinvested	136,404	2,073,346	—	—
Shares redeemed	(1,146,799)	(18,129,526)	(1,079,544)	(16,346,367)
Net decrease	(144,777)	$(2,651,644)	(736,504)	$(11,098,602)
Class I:
Shares sold	5,670,311	$99,725,291	14,586,355	$237,699,902
Dividends reinvested	1,333,453	22,348,679	—	—
Shares redeemed	(4,397,735)	(77,228,815)	(9,632,905)	(158,985,349)
Net increase	2,606,029	$44,845,155	4,953,450	$78,714,553
Class Z:
Shares sold	472,200	$8,113,905	2,362,638	$40,210,238
Dividends reinvested	66,093	1,105,737	—	—
Shares redeemed	(592,679)	(10,430,802)	(677,517)	(11,155,204)
Net increase (decrease)	(54,386)	$(1,211,160)	1,685,121	$29,055,034

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Small Cap Growth Fund
Class A:
Shares sold	1,888,013	$15,336,441	2,398,930	$18,505,893
Shares converted from Class B	80,341	654,347	239,977	1,837,893
Shares converted from Class C	20	161	28,403	219,787
Dividends reinvested	768,506	5,971,291	—	—
Shares redeemed	(4,632,620)	(37,662,113)	(7,920,128)	(60,932,162)
Net decrease	(1,895,740)	$(15,699,873)	(5,252,818)	$(40,368,589)
Class B:
Shares sold	22,002	$156,130	54,894	$369,540
Shares converted to Class A	(91,632)	(654,347)	(271,534)	(1,837,893)
Dividends reinvested	81,269	552,632	—	—
Shares redeemed	(206,895)	(1,471,439)	(376,423)	(2,518,160)
Net decrease	(195,256)	$(1,417,024)	(593,063)	$(3,986,513)
Class C:
Shares sold	414,215	$2,801,581	103,883	$703,860
Shares converted to Class A	(23)	(161)	(32,538)	(219,787)
Dividends reinvested	86,421	578,153	—	—
Shares redeemed	(606,254)	(4,198,947)	(595,822)	(3,960,240)
Net decrease	(105,641)	$(819,374)	(524,477)	$(3,476,167)
Class Z:
Shares sold	962,914	$8,086,615	510,110	$3,995,439
Dividends reinvested	144,579	1,124,825	—	—
Shares redeemed	(204,237)	(1,659,412)	(413,501)	(3,120,389)
Net increase	903,256	$7,552,028	96,609	$875,050

Alger Growth Opportunities Fund
Class A:
Shares sold	87,224	$934,765	159,431	$1,721,047
Dividends reinvested	66,297	648,389	47,854	467,536
Shares redeemed	(127,332)	(1,341,738)	(431,339)	(4,670,680)
Net increase (decrease)	26,189	$241,416	(224,054)	$(2,482,097)
Class C:
Shares sold	51,948	$538,975	11,707	$121,108
Dividends reinvested	24,109	225,664	17,907	169,400
Shares redeemed	(56,572)	(596,319)	(60,844)	(631,407)
Net increase (decrease)	19,485	$168,320	(31,230)	$(340,899)
Class I:
Shares sold	22,233	$233,905	42,640	$456,801
Dividends reinvested	12,519	123,942	12,541	123,651
Shares redeemed	(18,269)	(191,582)	(122,886)	(1,323,412)
Net increase (decrease)	16,483	$166,265	(67,705)	$(742,960)
Class Z:
Shares sold	3,215	$31,766	40,800	$454,510
Dividends reinvested	27,355	270,270	16,187	158,799
Shares redeemed	(6,653)	(70,702)	(16,759)	(180,362)
Net increase	23,917	$231,334	40,228	$432,947

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

	FOR THE SIX MONTHS ENDED APRIL 30, 2013		FOR THE YEAR ENDED OCTOBER 31, 2012
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Health Sciences Fund
Class A:
Shares sold	1,149,652	$24,765,447	1,359,218	$28,400,816
Shares converted from Class B	10,534	224,885	49,471	1,019,971
Shares converted from Class C	94	2,081	5,511	113,519
Dividends reinvested	501,715	10,074,436	—	—
Shares redeemed	(1,761,219)	(37,792,566)	(3,549,062)	(70,996,141)
Net decrease	(99,224)	$(2,725,717)	(2,134,862)	$(41,461,835)
Class B:
Shares sold	13,336	$242,323	(34)	$(600)
Shares converted to Class A	(11,618)	(224,885)	(53,764)	(1,019,971)
Dividends reinvested	58,314	1,059,570	—	—
Shares redeemed	(48,419)	(936,905)	(127,080)	(2,450,067)
Net increase (decrease)	11,613	$140,103	(180,878)	$(3,470,638)
Class C:
Shares sold	749,617	$14,676,667	180,108	$3,457,416
Shares converted to Class A	(103)	(2,081)	(5,973)	(113,519)
Dividends reinvested	212,103	3,860,267	—	—
Shares redeemed	(875,125)	(17,419,023)	(976,527)	(18,944,525)
Net increase (decrease)	86,492	$1,115,830	(802,392)	$(15,600,628)

Alger Growth & Income Fund
Class A:
Shares sold	397,312	$10,129,246	1,777,085	$40,890,743
Shares converted from Class B	—	—	239,878	5,590,687
Shares converted from Class C	175	4,326	20,321	475,947
Dividends reinvested	25,319	638,997	30,199	721,705
Shares redeemed	(611,699)	(15,385,538)	(983,670)	(23,294,067)
Net increase (decrease)	(188,893)	$(4,612,969)	1,083,813	$24,385,015
Class B:
Shares sold	—	$—	7	$1,708
Shares converted to Class A	—	—	(241,146)	(5,590,687)
Dividends reinvested	—	—	182	4,387
Shares redeemed	—	—	(72,770)	(1,680,520)
Net decrease	—	$—	(313,727)	$(7,265,112)
Class C:
Shares sold	102,407	$2,559,444	202,661	$4,690,743
Shares converted to Class A	(177)	(4,326)	(20,483)	(475,947)
Dividends reinvested	3,461	86,443	2,391	57,597
Shares redeemed	(73,857)	(1,856,756)	(97,973)	(2,279,124)
Net increase	31,834	$784,805	86,596	$1,993,269
Class Z:
Shares sold	16,995	$440,472	49,177	$1,182,878
Dividends reinvested	128	3,237	144	3,478
Shares redeemed	(8,975)	(213,713)	(4,830)	(114,785)
Net increase	8,148	$229,996	44,491	$1,071,571

(b) Redemption Fee: The Funds may impose a 2.00% redemption fee on Fund shares redeemed (including by exchange) within 30 days after such shares were acquired. The

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

fees retained by the Funds are included as paid-in capital on the Statement of Assets and Liabilities.

NOTE 7 — Income Tax Information:

At October 31, 2012, the Funds, for federal income tax purposes, had capital loss carryforwards which expire as set forth in the table below. These amounts may be applied against future net realized gains until the earlier of their utilization or expiration.

Expiration Dates	Alger Capital Appreciation Fund	Alger Large Cap Growth Fund	Alger Mid Cap Growth Fund	Alger SMid Cap Growth Fund
POST ACT	—	—	$1,602,417	—
2016	—	—	8,177,337	—
2017	—	$68,899,425	105,486,895	—
Total	—	68,899,425	115,266,649	—

Expiration Dates	Alger Small Cap Growth Fund	Alger Growth Opportunities Fund	Alger Health Sciences Fund	Alger Growth & Income Fund
2017	—	—	—	$7,639,592
Total	—	—	—	7,639,592

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Funds after October 31, 2011, are not subject to expiration (“POST ACT”).  In addition, losses incurred after October 31, 2011, must be utilized prior to the utilization of capital loss carryforwards above.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales, 988 currency transactions, nondeductible expenses on dividends sold short, the tax treatment of partnerships investments, the realization of unrealized appreciation of passive foreign investment companies, and return of capital from real estate investment trust investments.

NOTE 8 — Fair Value Measurements:

The major categories of securities and their respective fair value inputs are detailed in each Fund’s Schedule of Investments.  The following is a summary of the inputs used as of April 30, 2013 in valuing the Funds’ investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with their investments, the Funds have determined that presenting them by security type and sector is appropriate.

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Capital Appreciation Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$290,427,837	$290,427,837	—	—
Consumer Staples	126,055,223	126,055,223	—	—
Energy	65,492,013	65,492,013	—	—
Financials	81,239,036	81,239,036	—	—
Health Care	196,075,445	196,075,445	—	—
Industrials	148,027,634	148,027,634	—	—
Information Technology	419,856,275	419,856,275	—	—
Materials	48,840,001	48,840,001	—	—
Telecommunication Services	20,727,509	20,727,509	—	—
TOTAL COMMON STOCKS	$1,396,740,973	$1,396,740,973	—	—
MASTER LIMITED PARTNERSHIP
Financials	$16,038,124	$16,038,124	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$33,754,279	$22,063,600	$11,690,679	—
TOTAL INVESTMENTS IN SECURITIES	$1,446,533,376	$1,434,842,697	$11,690,679	—

Alger Large Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$43,469,705	$43,469,705	—	—
Consumer Staples	13,936,963	13,936,963	—	—
Energy	12,588,050	12,588,050	—	—
Financials	6,090,263	6,090,263	—	—
Health Care	40,352,435	40,352,435	—	—
Industrials	16,998,339	16,998,339	—	—
Information Technology	76,744,999	76,744,999	—	—
Materials	12,388,616	12,388,616	—	—
Telecommunication Services	2,883,135	2,883,135	—	—
TOTAL COMMON STOCKS	$225,452,505	$225,452,505	—	—
MASTER LIMITED PARTNERSHIP
Financials	$5,527,770	$5,527,770	—	—
TOTAL INVESTMENTS IN SECURITIES	$230,980,275	$230,980,275	—	—

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$55,548,988	$55,548,988	—	—
Consumer Staples	10,146,090	10,146,090	—	—
Energy	15,928,310	15,928,310	—	—
Financials	10,615,255	10,615,255	—	—
Health Care	27,823,768	27,823,768	—	—
Industrials	28,448,075	28,448,075	—	—
Information Technology	34,241,172	34,241,172	—	—
Materials	14,905,729	14,905,729	—	—
Telecommunication Services	3,817,365	3,817,365	—	—
TOTAL COMMON STOCKS	$201,474,752	$201,474,752	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Mid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$1,115,100	$1,115,100	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$2,308,005	—	$2,308,005	—
PURCHASED OPTIONS
Energy	$11,470	$11,470	—	—
Financials	$9,916	$9,916	—	—
TOTAL PURCHASED OPTIONS	$21,386	$21,386	—	—
TOTAL INVESTMENTS IN SECURITIES	$204,919,243	$202,611,238	$2,308,005	—
SECURITIES SOLD SHORT
OPTIONS WRITTEN
Energy	$423,629	$341,454	$82,175	—
Financials	$7,844	$7,844	—	—
TOTAL OPTIONS WRITTEN	$431,473	$349,298	$82,175	—

Alger SMid Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$205,216,659	$205,216,659	—	—
Consumer Staples	36,239,912	36,239,912	—	—
Energy	53,269,275	53,269,275	—	—
Financials	56,130,355	56,130,355	—	—
Health Care	181,773,655	181,773,655	—	—
Industrials	156,779,897	156,779,897	—	—
Information Technology	207,844,001	207,844,001	—	—
Materials	86,562,075	86,562,075	—	—
Telecommunication Services	13,353,260	13,353,260	—	—
TOTAL COMMON STOCKS	$997,169,089	$997,169,089	—	—
MASTER LIMITED PARTNERSHIP
Financials	$8,858,484	$8,858,484	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$42,366,534	$42,366,534	—	—
TOTAL INVESTMENTS IN SECURITIES	$1,048,394,107	$1,048,394,107	—	—

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$43,206,919	$43,206,919	—	—
Consumer Staples	8,320,958	8,320,958	—	—
Energy	12,993,551	12,993,551	—	—
Financials	8,062,418	8,062,418	—	—
Health Care	48,298,781	48,298,781	—	—
Industrials	39,090,959	39,090,959	—	—
Information Technology	48,711,606	48,711,606	—	—
Materials	12,453,454	12,453,454	—	—
Telecommunication Services	2,159,456	2,159,456	—	—
TOTAL COMMON STOCKS	$223,298,102	$223,298,102	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Small Cap Growth Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$1,769,712	$1,769,712	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$8,412,846	$7,075,881	$1,336,965	—
TOTAL INVESTMENTS IN SECURITIES	$233,480,660	$232,143,695	$1,336,965	—

Alger Growth Opportunities Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$2,628,917	$2,628,917	—	—
Consumer Staples	436,922	436,922	—	—
Energy	569,317	569,317	—	—
Financials	661,628	661,628	—	—
Health Care	1,935,578	1,935,578	—	—
Industrials	2,084,383	2,084,383	—	—
Information Technology	2,996,841	2,996,841	—	—
Materials	645,187	645,187	—	—
Telecommunication Services	167,854	167,854	—	—
Utilities	72,393	72,393	—	—
TOTAL COMMON STOCKS	$12,199,020	$12,199,020	—	—
MASTER LIMITED PARTNERSHIP
Financials	$105,524	$105,524	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$545,148	$545,148	—	—
TOTAL INVESTMENTS IN SECURITIES	$12,849,692	$12,849,692	—	—

Alger Health Sciences Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Health Care	$174,562,995	$174,562,995	—	—
PURCHASED OPTIONS
Financials	$314,000	$314,000	—	—
TOTAL INVESTMENTS IN SECURITIES	$174,876,995	$174,876,995	—	—

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
COMMON STOCKS
Consumer Discretionary	$10,431,536	$10,431,536	—	—
Consumer Staples	12,723,921	12,723,921	—	—
Energy	8,278,827	8,278,827	—	—
Financials	8,337,351	8,337,351	—	—
Health Care	11,843,229	11,843,229	—	—
Industrials	9,716,963	9,716,963	—	—
Information Technology	15,207,049	15,207,049	—	—
Materials	4,100,549	4,100,549	—	—
Telecommunication Services	3,944,888	3,944,888	—	—
Utilities	1,041,768	1,041,768	—	—
TOTAL COMMON STOCKS	$85,626,081	$85,626,081	—	—

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Alger Growth & Income Fund	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
MASTER LIMITED PARTNERSHIP
Financials	$1,377,096	$1,377,096	—	—
REAL ESTATE INVESTMENT TRUST
Financials	$3,588,968	$3,588,968	—	—
TOTAL INVESTMENTS IN SECURITIES	$90,592,145	$90,592,145	—	—

On April 30, 2013 there were no transfers of securities between Level 1 and Level 2.

Certain of the Fund’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash and Cash equivalents:
Alger Capital Appreciation Fund	$3,645,000	$3,645,000	—	—
Alger Large Cap Growth Fund	14,213, 000	14,213, 000	—	—
Alger Mid Cap Growth Fund	6,690, 000	6,690, 000	—	—
Alger SMid Cap Growth Fund	30,848, 000	30,848, 000	—	—
Alger Small Cap Growth Fund	7,648, 000	7,648, 000	—	—
Alger Growth Opportunities Fund	261, 000	261, 000	—	—
Alger Health Sciences Fund	9,133, 000	9,133, 000	—	—
Alger Growth & Income Fund	3,212, 000	3,212, 000	—	—
Total	$68,002,000	$68,002,000	—	—

NOTE 9 — Derivatives:

Financial Accounting Standards Board Accounting Standards Codification 815 — Derivatives and Hedging (“ASC 815”) requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

Forward currency contracts—In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, each Fund may enter into such contracts to economically hedge certain other foreign currency denominated investments. These contracts are valued at the current cost of covering or offsetting such contracts, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, a Fund could be exposed to foreign currency fluctuations.

Options—The Funds seek to capture the majority of the returns associated with equity market investments. To meet this investment goal, the Funds invest in a broadly diversified portfolio of common stocks, while also buying and selling call and put options on equities and equity indices.  The Funds purchase call options to increase their exposure to stock market risk and also provide diversification of risk.  The Funds purchase put options in order to protect from significant market declines that may occur over a short

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

period of time.  The Funds will write covered call and cash secured put options to generate cash flows while reducing the volatility of the Funds’ portfolios.  The cash flows may be an important source of the Funds’ returns, although written call options may reduce the Funds’ ability to profit from increases in the value of the underlying security or equity portfolio.  The value of a call option generally increases as the price of the underlying stock increases and decreases as the stock decreases in price.  Conversely, the value of a put option generally increases as the price of the underlying stock decreases and decreases as the stock increases in price.  The combination of the diversified stock portfolio and the purchase and sale of options is intended to provide the Funds with the majority of the returns associated with equity market investments but with reduced volatility and returns that are augmented with the cash flows from the sale of options. During the six months ended April 30, 2013, options were used in accordance with these objectives.

The fair values of derivative instruments as of April 30, 2013 are as follows:

Alger Mid Cap Growth Fund

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$9,916
Purchased Call Options	Investments in Securities, at value	11,470
Written Put Options			Written Options Outstanding, at value	$135,954
Written Call Options			Written Options Outstanding, at value	295,519
Total		$21,386		$431,473

Alger Health Sciences Fund

	ASSET DERIVATIVES 2013		LIABILITY DERIVATIVES 2013
Derivatives not accounted for as hedging instruments	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Purchased Put Options	Investments in Securities, at value	$314,000
Purchased Call Options	Investments in Securities, at value	—
Written Put Options			Written Options Outstanding, at value	—
Written Call Options			Written Options Outstanding, at value	—
Total		$314,000		—

For the six months ended April 30, 2013, the Alger Mid Cap Growth Fund had option purchases of $1,487,977 and option sales of $3,347,260, and the Alger Health Sciences Fund had option purchases of $2,648,544 and option sales of $1,626,848.  The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2013 is as follows:

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NET REALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$204,659
Written Options	1,396,815
Total	$1,601,474

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments
Purchased Options	$(641,429)
Written Options	—
Total	$(641,429)

NET CHANGE IN UNREALIZED DEPRECIATION ON INVESTMENTS, OPTIONS

Alger Mid Cap Growth Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(11,381)
Written Options	(10,643)
Total	$(22,024)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, OPTIONS

Alger Health Sciences Fund

Derivatives not accounted for as hedging instruments	Options
Purchased Options	$(66,268)
Written Options	—
Total	$(66,268)

NOTE 10 — Litigation:

On August 31, 2005, the West Virginia Securities Commissioner (the “WVSC”), in an ex parte Summary Order to Cease and Desist and Notice of Right to Hearing, concluded that the Manager and the Distributor had violated the West Virginia Uniform Securities Act (the “WVUSA”), and ordered the Manager and the Distributor to cease and desist from further violations of the WVUSA by engaging in the market-timing-related conduct described in the order. The ex parte order provided notice of their right to a hearing with respect to the violations of law asserted by the WVSC. Other firms unaffiliated with the

THE ALGER FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

Manager were served with similar orders. The Manager and the Distributor intend to request a hearing for the purpose of seeking to vacate or modify the order.

NOTE 11 — Recent Accounting Pronouncements:

In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities (“ASU 2011-11”), which provides guidance regarding balance sheet offsetting disclosures.  The amendments in ASU 2011-11 require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and transactions subject to an agreement similar to a master netting arrangement. The objective of ASU 2011-11 is to facilitate comparison between those entities that prepare their financial statements on the basis of GAAP and those entities that prepare their financial statements on the basis of IFRS.  The new guidance is effective for annual reporting periods beginning on or after January 1, 2013. The Funds do not believe that this will have a material impact on the financial statements.

NOTE 12 — Subsequent Events:

Management of each Fund has evaluated events that have occurred subsequent to April 30, 2013 through the issuance date of the financial statements.  No events have been identified which require recognition and/or disclosure other than the Alger Large Cap Growth Fund’s changing its name to Alger International Growth Fund effective May 31, 2013. Its investment objective to seek long-term capital appreciation did not change.  It now seeks to achieve its investment objective by investing at least 80%, of its assets in equity securities of foreign companies.

THE ALGER INSTITUTIONAL FUNDS

ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: transaction costs, if applicable, including sales charges (loads) and redemption fees; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting November 1, 2012 and ending April 30, 2013.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you would have paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid during the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) and redemption fees. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Six Months Ended April 30, 2013 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2013(b)
Alger Capital Appreciation Fund
Class A	Actual	$1,000.00	$1,118.61	$6.61	1.26%
	Hypothetical(c)	1,000.00	1,018.55	6.30	1.26
Class B	Actual	1,000.00	1,114.40	10.77	2.05
	Hypothetical(c)	1,000.00	1,014.61	10.26	2.05
Class C	Actual	1,000.00	1,114.15	10.66	2.03
	Hypothetical(c)	1,000.00	1,014.71	10.16	2.03
Class Z	Actual	1,000.00	1,120.67	5.00	0.95
	Hypothetical(c)	1,000.00	1,020.08	4.76	0.95

Alger Large Cap Growth Fund
Class A	Actual	$1,000.00	$1,103.98	$6.84	1.31%
	Hypothetical(c)	1,000.00	1,018.30	6.56	1.31
Class B	Actual	1,000.00	1,099.58	10.31	1.98
	Hypothetical(c)	1,000.00	1,014.98	9.89	1.98
Class C	Actual	1,000.00	1,098.74	10.89	2.09
	Hypothetical(c)	1,000.00	1,014.41	10.46	2.09
Class Z	Actual	1,000.00	1,106.67	5.17	0.99
	Hypothetical(c)	1,000.00	1,019.88	4.96	0.99

Alger Mid Cap Growth Fund
Class A	Actual	$1,000.00	$1,165.96	$7.61	1.42%
	Hypothetical(c)	1,000.00	1,017.76	7.09	1.42
Class B	Actual	1,000.00	1,162.12	11.36	2.12
	Hypothetical(c)	1,000.00	1,014.29	10.58	2.12
Class C	Actual	1,000.00	1,161.51	11.97	2.23
	Hypothetical(c)	1,000.00	1,013.72	11.15	2.23

Alger SMid Cap Growth Fund
Class A	Actual	$1,000.00	$1,142.85	$6.92	1.30%
	Hypothetical(c)	1,000.00	1,018.33	6.52	1.30
Class B	Actual	1,000.00	1,138.44	10.96	2.07
	Hypothetical(c)	1,000.00	1,014.54	10.32	2.07
Class C	Actual	1,000.00	1,138.84	10.88	2.05
	Hypothetical(c)	1,000.00	1,014.62	10.25	2.05
Class I	Actual	1,000.00	1,142.69	7.11	1.34
	Hypothetical(c)	1,000.00	1,018.16	6.69	1.34
Class Z	Actual	1,000.00	1,144.87	5.07	0.95
	Hypothetical(c)	1,000.00	1,020.07	4.77	0.95

		Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Six Months Ended April 30, 2013 (a)	Ratio of Expenses to Average Net Assets For the Six Months Ended April 30, 2013(b)
Alger Small Cap Growth Fund
Class A	Actual	$1,000.00	$1,136.47	$7.24	1.37%
	Hypothetical(c)	1,000.00	1,018.02	6.84	1.37
Class B	Actual	1,000.00	1,132.99	11.25	2.13
	Hypothetical(c)	1,000.00	1,014.25	10.62	2.13
Class C	Actual	1,000.00	1,132.00	11.42	2.16
	Hypothetical(c)	1,000.00	1,014.08	10.79	2.16
Class Z	Actual	1,000.00	1,139.09	5.26	0.99
	Hypothetical(c)	1,000.00	1,019.88	4.96	0.99

Alger Growth Opportunities Fund
Class A	Actual	$1,000.00	$1,142.28	$8.51	1.60%
	Hypothetical(c)	1,000.00	1,016.85	8.01	1.60
Class C	Actual	1,000.00	1,137.72	11.91	2.25
	Hypothetical(c)	1,000.00	1,013.65	11.22	2.25
Class I	Actual	1,000.00	1,143.66	7.19	1.35
	Hypothetical(c)	1,000.00	1,018.09	6.76	1.35
Class Z	Actual	1,000.00	1,144.99	5.86	1.10
	Hypothetical(c)	1,000.00	1,019.33	5.51	1.10

Alger Health Sciences Fund
Class A	Actual	$1,000.00	$1,150.17	$7.31	1.37%
	Hypothetical(c)	1,000.00	1,017.99	6.86	1.37
Class B	Actual	1,000.00	1,146.00	11.56	2.17
	Hypothetical(c)	1,000.00	1,014.02	10.85	2.17
Class C	Actual	1,000.00	1,146.33	11.29	2.12
	Hypothetical(c)	1,000.00	1,014.27	10.60	2.12

Alger Growth & Income Fund
Class A	Actual	$1,000.00	$1,135.14	$6.40	1.21%
	Hypothetical(c)	1,000.00	1,018.80	6.06	1.21
Class C	Actual	1,000.00	1,131.19	10.31	1.95
	Hypothetical(c)	1,000.00	1,015.12	9.75	1.95
Class Z	Actual	1,000.00	1,136.73	5.04	0.95
	Hypothetical(c)	1,000.00	1,020.07	4.77	0.95

(a)	Expenses are equal to the annualized expense ratio of the respective share class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

Privacy Policy

U.S. Consumer Privacy Notice Rev. 01/2011	3/31/11

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information, which, under Federal law, means personally identifiable information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us.

This information can include:

• Social Security number

• account balances, transaction history and credit information

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — with service providers we use to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes—information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes—information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you — for all credit card accounts	No	We don’t share

For nonaffiliates to market to you — for accounts and services endorsed by another organization	No	We don’t share

For nonaffiliates to market to you — for accounts other than credit card accounts and Sponsored Accounts, such as insurance, investments, deposit and lending	No	We don’t share

Who we are

Who is providing this notice?

Alger includes Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

What we do

How does Alger protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. For more information visit alger.com.

How does Alger collect my personal information?

We collect your personal information, for example, when you:

• open an account or perform transactions

• seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes — information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, Inc. and Fred Alger & Company, Incorporated as well as the following funds:  The Alger Funds,  The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, and Alger China-U.S. Growth Fund.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

Proxy Voting Policies

A description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, by calling (800) 992-3863 or online on the Funds’ website at www.alger.com or on the SEC’s website at www.sec.gov.

Fund Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds’ fiscal quarter.  The Funds’ Forms N-Q are available online on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Funds provide portfolio holdings information to service providers who provide necessary or beneficial services when such service providers need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Funds will communicate with these service providers to confirm that they understand the Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

In addition to material the Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Funds.  Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance.  Please contact the Funds at (800) 992-3863 to obtain such information.

THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent and Dividend Disbursing Agent

Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, MA 02266

This report is submitted for the general information of the shareholders of The Alger Funds. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Trust, which contains information concerning the Trust’s investment policies, fees and expenses as well as other pertinent information.

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AFSAR

ITEM 2.  CODE OF ETHICS.

Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal quarter of the period covered by this report that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a) (1) Not applicable

(a) (2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(a) (3) Not applicable

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Funds

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hal Liebes

Hal Liebes

President

Date: June 17, 2013

By:	/s/Michael D. Martins

Michael D. Martins

Treasurer

Date: June 17, 2013